Filed with the Securities and Exchange Commission on April 28, 1998

Registration No. 33-47753                   Investment Company Act No.  811-5438
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 9
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 9


         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                             (CLASS 1 SUB-ACCOUNTS)
                           (Exact Name of Registrant)

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               (Name of Depositor)

                 ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
                   (Address of Depositor's Principal Offices)

                                                      (203) 926-1888
                         (Depositor's Telephone Number)

                    M. PRISCILLA PANNELL, CORPORATE SECRETARY
                 One Corporate Drive, Shelton, Connecticut 06484
               (Name and Address of Agent for Service of Process)

                                    Copy To:

                              JOHN T. BUCKLEY, ESQ.
                                WERNER & KENNEDY
             1633 Broadway, New York, New York 10019 (212) 408-6900

                Approximate Date of Proposed Sale to the Public:

       MAY 1, 1998 OR AS SOON AS PRACTICABLE FOLLOWING THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

 It is proposed that this filing become effective on: (check appropriate space)

   It is proposed that this filing become effective: (check appropriate space)
      immediately   upon  filing   pursuant  to paragraph (b) of Rule 485.
    X on May 1, 1998  pursuant to paragraph (b) of Rule 485.
    __60 days after filing pursuant to  paragraph   (a)(i)of   Rule  485.
    __on____  pursuant to paragraph (a)(i) of Rule 485.
    __75 days after filing pursuant to paragraph   (a)(ii)   of  Rule   485.
    __on-________ pursuant to paragraph (a)(ii) of Rule 485.
If checked, this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                          Proposed               Proposed
                                                          Maximum                 Maximum
                                    Amount                Offering              Aggregate               Amount of
        Title of Securities          to be                 Price                 Offering             Registration
          to be Registered        Registered              Per Unit                 Price                   Fee
---------------------------------------------------------------------------------------------------------------------------

 American Skandia Life Assurance
 Corporation Annuity Contracts     Indefinite*            Indefinite*                --                     $0

================================================================================
          *Pursuant to Rule 24f-2 of the Investment Company Act of 1940


Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year 1997 was filed within 90 days of the close of the fiscal year.


ACN

alliance n-4 cr
                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)

         N-4 Item No.                                                                            Prospectus Heading

1.       Cover Page                                                                                      Cover Page

2.       Definitions                                                                                    Definitions

3.       Synopsis or Highlights                                                                          Highlights

4.       Condensed Financial Information                               Condensed Financial Information, Advertising

5.       General Description of Registrant, Depositor                         Investment Options, Operations of the
         and Portfolio Companies                                                     Separate Accounts, The Company

6.       Deductions                            Charges Assessed or Assessable Against the Annuity, Charges Assessed
                                                              Against Assets, Charges of the Underlying Mutual Fund

7.       General Description of Variable Annuity Contracts               Purchasing Annuities, Rights, Benefits and
                                                                                             Services, Modification

8.       Annuity Period                                                                            Annuity Payments

9.       Death Benefit                                                                                Death Benefit

10.      Purchases and Contract Value                       Purchasing Annuities, Account Value and Surrender Value

11.      Redemptions                Distributions, Pricing of Transfers and Distributions, Deferral of Transactions

12.      Taxes                                                                           Certain Tax Considerations

13.      Legal Proceedings                                                                        Legal Proceedings

14.      Table of Contents of the Statement of Additional Information                  Contents of the Statement of
                                                                                             Additional Information

                                                                                                        SAI Heading

15.      Cover Page                                                                                      Cover Page

16.      Table of Contents                                                                        Table of Contents

17.      General Information and History                                     General Information Regarding American
                                                                                 Skandia Life Assurance Corporation

18.      Services                                                                              Independent Auditors

19.      Purchase of Securities Being Offered                                Noted in Prospectus under Breakpoints,
                                                        Exchange Contracts, Bank Drafting and Sale of the Annuities

20.      Underwriters                                                                         Principal Underwriter

                                   (Continued)

                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)

         N-4 Item No.                                                                                   SAI Heading

21.      Calculation of Performance Data                                            Calculation of Performance Data

22.      Annuity Payments                                                Noted in Prospectus under Annuity Payments

23.      Financial Statements                                                     Financial Statements for Separate
                                                                                   Account B (Class 1 Sub-accounts)

                                                                                                     Part C Heading

24.      Financial Statements and Exhibits                                        Financial Statements and Exhibits

25.      Directors and Officers of the Depositor                            Directors and Officers of the Depositor

26.      Persons Controlled by or Under                                              Persons Controlled By or Under
         Common Control with the Depositor                                        Common Control with the Depositor
         or Registrant                                                                                or Registrant

27.      Number of Contractowners                                                         Number of Contract owners

28.      Indemnification                                                                            Indemnification

29.      Principal Underwriters                                                              Principal Underwriters

30.      Location of Accounts and Records                                          Location of Accounts and Records

31.      Management Services                                                                    Management Services

32.      Undertakings                                                                                  Undertakings


                     THE ALLIANCE CAPITAL NAVIGATOR ANNUITY

This Prospectus describes the Alliance Capital Navigator Annuity (the "Annuity") being offered by American Skandia Life Assurance Corporation ("we", "our" or "us"), One Corporate Drive, Shelton, Connecticut, 06484. This flexible premium Annuity may be offered as individual annuity contracts or as interests in a group annuity. The Table of Contents is on Page 4. Definitions applicable to this Prospectus are on Page 6. The highlights of this offering are described beginning on Page 8. This Prospectus contains a detailed discussion of matters you should consider before purchasing this Annuity. A Statement of Additional Information has been filed with the Securities and Exchange Commission and is available from us without charge upon request. The contents of the Statement of Additional Information are described on Page 47. The Annuity or certain of its investment options may not be available in all jurisdictions. Various rights and benefits may differ between jurisdictions to meet applicable laws and/or regulations.

A Purchase Payment for this Annuity is assessed any applicable tax charge (see "Tax Charges"). It is then allocated to the investment options you select, except in certain jurisdictions, where allocations of initial purchase payments you direct to any Sub-account are temporarily allocated to the AVP Money Market Sub-account (see "Allocation of Net Purchase Payments"). You may transfer Account Value between investment options (see "Investment Options" and "Transfers"). Account Value may be distributed as periodic annuity payments in a "payout phase". Such annuity payments can be guaranteed for life (see "Annuity Payments"). During the "accumulation phase" (the period before any payout phase), you may surrender the Annuity for its Surrender Value or make withdrawals (see "Distributions"). Such distributions may be subject to tax, including a tax penalty, and any applicable contingent deferred sales charges (see "Contingent Deferred Sales Charges"). A death benefit may be payable during the accumulation phase (see "Death Benefit").

Account Value in the variable investment options increases or decreases daily to reflect investment performance and the deduction of charges. No minimum amount is guaranteed (see "Account Value in the Sub-accounts"). The variable investment options are Class 1 Sub-accounts of American Skandia Life Assurance Corporation Variable Account B ("Separate Account B") (see "Separate Accounts" and "Separate Account B"). Each Sub-account invests exclusively in one portfolio of the Alliance Variable Products Series Fund, Inc. As of the date of this Prospectus, the portfolios of the Alliance Variable Products Series Fund, Inc. in which the Sub-accounts invest are: (a) U.S. Government/High Grade, (b) Total Return, (c) International, (d) Short-Term Multi-Market, (e) Growth and Income, (f) Premier Growth, (g) Money Market, (h) North American Government Income, (i) Global Dollar Government (j) Utility Income, (k) Global Bond, (l) Conservative Investors, (m) Growth Investors, (n) Growth, and (o) Worldwide Privatization.


We are currently requesting the necessary regulatory approvals to substitute certain portfolios of American Skandia Trust for certain portfolios of the Alliance Variable Products Series Funds, Inc. Upon approval of the proposed substitution, certain portfolios of the Alliance Variable Products Series Funds, Inc. will no longer be offered as underlying mutual fund portfolios under the Annuity. (See "Investment Options - Variable Investment Options") You should take this into consideration when selecting any variable investment options under the Annuity.


                              (continued on page 2)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

ACN-PROS (5/98)

                   FOR FURTHER INFORMATION CALL 1-800-752-6342

                          Prospectus Dated: May 1, 1998
             Statement of Additional Information Dated: May 1, 1998

We guarantee fixed annuity payments. We also guaranty any adjustable annuity payments we may make available (see "Annuity Payments").

In most jurisdictions, Account Value may be allocated to a fixed investment option during the accumulation phase. Account Value so allocated earns a fixed rate of interest for a specified period of time referred to as a Guarantee Period. Guarantee Periods of different durations may be offered (see "Fixed Investment Options"). Such an allocation and the interest earned is guaranteed by us only if held to its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. You are cautioned that with respect to the Fixed Investment Options during the accumulation phase, we do not guarantee any minimum amount, because the value may be increased or decreased by a market value adjustment (see "Account Value of the Fixed Allocations"). Assets supporting such allocations in the accumulation phase are held in American Skandia Life Assurance Corporation Separate Account D (see "Separate Accounts" and "Separate Account D").

Taxes on gains during the accumulation phase may be deferred until you begin to take distributions from your Annuity. Distributions before age 59 1/2 may be subject to a tax penalty. In the payout phase, a portion of each annuity payment may be treated as a return of your "investment in the contract" until it is completely recovered. Transfers between investment options are not subject to taxation. The Annuity may also qualify for special tax treatment under Sections 401, 403 or 408 of the Code (see "Certain Tax Considerations").

Purchase Payments under these Annuities are not deposits or obligations of, or guaranteed or endorsed by, any bank or bank subsidiary, are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and are not insured by the Securities Investor Protection Corporation ("SIPC") as to the loss of the principal amount invested. Purchase payments allocated to the investment options are subject to investment risks, including possible loss of principal.

                   This page has been intentionally left blank


                                                     TABLE OF CONTENTS
DEFINITIONS...............................................................................................................6
HIGHLIGHTS................................................................................................................8
AVAILABLE INFORMATION....................................................................................................10
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..........................................................................10
CONTRACT EXPENSE SUMMARY.................................................................................................10
EXPENSE EXAMPLES.........................................................................................................11
CONDENSED FINANCIAL INFORMATION..........................................................................................12
   Unit Prices and Numbers of Units......................................................................................13
   Yields on Money Market Sub-account....................................................................................14
INVESTMENT OPTIONS.......................................................................................................14
   Variable Investment Options...........................................................................................14
   Fixed Investment Options..............................................................................................16
OPERATIONS OF THE SEPARATE ACCOUNTS......................................................................................17
   Separate Accounts.....................................................................................................17
   Separate Account B....................................................................................................17
   Separate Account D....................................................................................................18
INSURANCE ASPECTS OF THE ANNUITY.........................................................................................19
CHARGES ASSESSED OR ASSESSABLE AGAINST THE ANNUITY.......................................................................19
   Contingent Deferred Sales Charge......................................................................................19
   Maintenance Fee.......................................................................................................20
   Tax Charges...........................................................................................................20
   Transfer Fee..........................................................................................................20
   Allocation Of Annuity Charges.........................................................................................20
CHARGES ASSESSED AGAINST THE ASSETS......................................................................................20
   Administration Charge.................................................................................................20
   Mortality and Expense Risk Charges....................................................................................21
CHARGES OF THE UNDERLYING MUTUAL FUND....................................................................................21
PURCHASING ANNUITIES.....................................................................................................21
   Uses Of The Annuity...................................................................................................21
   Application And Initial Payment.......................................................................................21
   Breakpoints...........................................................................................................22
   Bank Drafting.........................................................................................................22
   Periodic Purchase Payments............................................................................................23
   Right to Return the Annuity...........................................................................................23
   Allocation of Net Purchase Payments...................................................................................23
   Balanced Investment Program...........................................................................................23
   Ownership, Annuitant and Beneficiary Designations.....................................................................23
ACCOUNT VALUE AND SURRENDER VALUE........................................................................................24
   Account Value in the Sub-accounts.....................................................................................24
   Account Value of the Fixed Allocations................................................................................24
RIGHTS, BENEFITS AND SERVICES............................................................................................25
   Additional Purchase Payments..........................................................................................25
   Changing Revocable Designations.......................................................................................25
   Allocation Rules......................................................................................................26
   Transfers.............................................................................................................26
     Renewals............................................................................................................27
     Dollar Cost Averaging...............................................................................................27
   Rebalancing...........................................................................................................28
   Distributions.........................................................................................................28
     Surrender...........................................................................................................28
     Medically-Related Surrender.........................................................................................28
     Free Withdrawals....................................................................................................29
     Partial Withdrawals.................................................................................................29
     Systematic Withdrawals..............................................................................................29
     Minimum Distributions...............................................................................................30
     Death Benefit.......................................................................................................31
     Annuity Payments....................................................................................................31
     Qualified Plan Withdrawal Limitations...............................................................................33
   Pricing of Transfers and Distributions................................................................................33
   Voting Rights.........................................................................................................34
   Transfers, Assignments or Pledges.....................................................................................34
   Reports to You........................................................................................................34
SALE OF THE ANNUITIES....................................................................................................35
   Distribution..........................................................................................................35
   Advertising...........................................................................................................35
CERTAIN TAX CONSIDERATIONS...............................................................................................36
   Our Tax Considerations................................................................................................36
   Tax Considerations Relating to Your Annuity...........................................................................36
   Non-natural Persons...................................................................................................36
   Natural Persons.......................................................................................................36
   Distributions.........................................................................................................36
   Loans, Assignments and Pledges........................................................................................37
   Gifts.................................................................................................................37
   Penalty on Distributions..............................................................................................37
   Annuity Payments......................................................................................................37
   Tax Free Exchanges....................................................................................................37
   Transfers Between Investment Options..................................................................................37
   Estate and Gift Tax Considerations....................................................................................38
   Generation-Skipping Transfers.........................................................................................38
   Diversification.......................................................................................................38
   Federal Income Tax Withholding........................................................................................38
   Tax Considerations When Using Annuities in Conjunction with Qualified Plans...........................................38
   Individual Retirement Programs........................................................................................38
   Tax Sheltered Annuities...............................................................................................39
   Corporate Pension and Profit-sharing Plans............................................................................39
   H.R. 10 Plans.........................................................................................................39
   Tax Treatment of Distributions from Qualified Annuities...............................................................39
   Section 457 Plans.....................................................................................................39
OTHER MATTERS............................................................................................................39
   Deferral of Transactions..............................................................................................39
   Resolving Material Conflicts..........................................................................................39
   Modification..........................................................................................................40
   Misstatement of Age or Sex............................................................................................40
   Ending the Offer......................................................................................................40
   Indemnification.......................................................................................................40
   Legal Proceedings.....................................................................................................40
THE COMPANY..............................................................................................................40
   Lines of Business.....................................................................................................41
   Selected Financial Data...............................................................................................41
   Management's Discussion and Analysis of Financial Condition and Results of Operations.................................42
   Reserves..............................................................................................................45
   Competition...........................................................................................................45
   Employees.............................................................................................................45
   Regulation............................................................................................................45
   Executive Officers and Directors......................................................................................46
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION......................................................................47
FINANCIAL STATEMENTS.....................................................................................................48
APPENDIX A  FINANCIAL STATEMENTS FOR AMERICAN SKANDIA LIFE ASSURANCE CORPORATION.........................................49
APPENDIX B  SHORT DESCRIPTIONS  OF THE UNDERLYING MUTUAL FUNDS' PORTFOLIO INVESTMENT OBJECTIVES AND POLICIES.............49

DEFINITIONS: The following are key terms used in this Prospectus. Other terms are defined in this Prospectus as they appear.

ACCOUNT VALUE is the value of each allocation to a Sub-account or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges thereon, before assessment of any applicable contingent deferred sales charge and/or any applicable maintenance fee. Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine Account Value for your entire Annuity. Account Value of each Fixed Allocation on other than such Fixed Allocation's Maturity Date may be calculated using a market value adjustment.

ANNUITANT is the person upon whose life your Annuity is written.

ANNUITY is the type of annuity being offered pursuant to this Prospectus. It is also, if issued, your individual Annuity, or with respect to a group Annuity, the certificate evidencing your participation in a group Annuity. It also represents an account we set up and maintain to track our obligations to you.

ANNUITY DATE is the date annuity payments are to commence.

ANNUITY YEARS are continuous 12-month periods commencing on the Issue Date and each anniversary of the Issue Date.

APPLICATION is the enrollment form or application form we may require you to submit for an Annuity.

BENEFICIARY is a person designated as the recipient of the death benefit.

CODE is the Internal Revenue Code of 1986, as amended from time to time.

CONTINGENT ANNUITANT is the person named to become the Annuitant on the Annuitant's death prior to the Annuity Date.

CURRENT RATES are the interest rates we offer to credit to Fixed Allocations for the duration of newly beginning Guarantee Periods under this Annuity. Current Rates are contained in a schedule of rates established by us from time to time for the Guarantee Periods then being offered. We may establish different schedules for different classes and for different annuities.

FIXED ALLOCATION is an allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation phase and is to be supported by assets in Separate Account D.

GUARANTEE PERIOD is a period of time during the accumulation phase during which we credit a fixed rate of interest on a Fixed Allocation.

IN WRITING is in a written form satisfactory to us and filed at the Office.

INTERIM VALUE is, as of any particular date, the initial value of a Fixed Allocation plus all interest credited thereon, less the sum of all previous transfers and withdrawals of any type from such Fixed Allocation of such Interim Value and interest thereon from the date of each withdrawal or transfer.

ISSUE DATE is the effective date of your Annuity.

MVA is a market value adjustment used in the determination of Account Value of each Fixed Allocation as of a date other than such Fixed Allocation's Maturity Date, and, where required by law, the 30 days prior to the Maturity Date.

MATURITY DATE is the last day in a Guarantee Period.

MINIMUM DISTRIBUTIONS are a specific type of Systematic Withdrawal such that the amounts payable are not less than the minimum amounts that must be distributed each year from an Annuity if used in relation to certain qualified plans under the Code.

NET PURCHASE PAYMENT is a Purchase Payment less any applicable charge for taxes.

OFFICE is our business office, American Skandia Life Assurance Corporation, One Corporate Drive, P.O. Box 883, Shelton, Connecticut 06484.

OWNER is either an eligible entity or person named as having ownership rights in relation to an Annuity issued as an individual contract. An Annuity may be issued as a certificate evidencing interest in a group annuity contract. If so, the rights, benefits and requirements of and the events relating to an Owner, as described in this Prospectus, will be the rights, benefits, requirements of and events relating to the person or entity designated as the participant in such certificate.

PURCHASE PAYMENT is a cash consideration you give for us for certain rights, privileges and benefits provided under an Annuity according to its terms.

SUB-ACCOUNT is a division of Separate Account B. We use Sub-accounts to calculate variable benefits under this Annuity.

SURRENDER VALUE is the value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender less any applicable contingent deferred sales charge and any applicable maintenance fee.

SYSTEMATIC WITHDRAWAL is one of a plan of periodic withdrawals of Surrender Value during the accumulation phase. Such a plan is subject to our rules.

UNIT is a measure used to calculate your Account Value in a Sub-account prior to the Annuity Date.

UNIT PRICE is used for calculating (a) the number of Units allocated to a Sub-account, and (b) the value of transactions into or out of a Sub-account or benefits based on Account Value in a Sub-account prior to the Annuity Date. Each Sub-account has its own Unit Price which will vary each Valuation Period to reflect the investment experience of that Sub-account.

VALUATION DAY is every day the New York Stock Exchange is open for trading or any other day that the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

VALUATION PERIOD is the period of time between the close of business of the New York Stock Exchange on successive Valuation Days.

"We", "us", "our" or "the Company" means American Skandia Life Assurance Corporation.

"You" or "your" means the Owner.

HIGHLIGHTS:  The following are only the  highlights of the Annuity being offered
pursuant  to  this  Prospectus.   A  more  detailed  description  follows  these
highlights.

         (1) Investment Options: We currently offer multiple variable and, in most jurisdictions, fixed investment options.

During the accumulation phase, we currently offer a number of variable investment options. Each of these investment options is a Class 1 Sub-account of Separate Account B. Each Sub-account invests exclusively in a portfolio of an underlying mutual fund. A short description of the investment objectives and policies is found in Appendix A. Certain of the variable investment options may not be available in all jurisdictions. As of the date of this Prospectus, we offer fifteen Sub-accounts. The underlying mutual fund portfolios are managed by Alliance Capital Management L.P. The available portfolios of the Alliance
Variable Products Series Fund, Inc. in which the Sub-accounts invest are as follows: (a) U.S. Government/High Grade Securities Portfolio; (b) Total Return Portfolio; (c) International Portfolio; (d) Short-Term Multi-Market Portfolio;
(e) Growth and Income Portfolio; (f) Premier Growth Portfolio; (g) Money Market Portfolio; (h) North American Government Income Portfolio; (i) Global Dollar Government Portfolio; (j) Utility Income Portfolio; (k) Global Bond Portfolio;
(l) Conservative Investors Portfolio; (m) Growth Investors Portfolio; (n) Growth Portfolio; and (o) Worldwide Privatization Portfolio. For more information, see the section entitled "Variable Investment Options".


We are currently requesting the necessary regulatory approvals to substitute certain portfolios of American Skandia Trust for certain portfolios of the Alliance Variable Products Series Funds, Inc. Upon approval of the proposed substitution, certain portfolios of the Alliance Variable Products Series Funds, Inc. will no longer be offered as underlying mutual fund portfolios under the Annuity. (See "Investment Options - Variable Investment Options") You should take this into consideration when selecting any variable investment options under the Annuity.


In most jurisdictions, we also offer the option during the accumulation phase of earning one or more fixed rates of interest on all or a portion of your Account Value. As of the date of this Prospectus, we offered the option to make allocations at interest rates that could be guaranteed for 1, 2, 3, 5, 7 and 10 years. Each such Fixed Allocation earns the fixed interest rate applicable as of the date of such allocation. The interest rate credited to a Fixed Allocation does not change during its Guarantee Period. You may maintain multiple Fixed Allocations. From time-to-time we declare Current Rates for Fixed Allocations beginning a new Guarantee Period. The rates we declare are subject to a minimum, but we may declare higher rates. The minimum is determined in relation to an index that we do not control.

The end of a Guarantee Period for a specific Fixed Allocation is called its Maturity Date. At that time, the Guarantee Period normally "renews" and we begin crediting interest for a new Guarantee Period lasting the same amount of time as the one just ended. That Fixed Allocation then earns interest during the new Guarantee Period at a rate that is not less than the one then being earned by Fixed Allocations for that Guarantee Period by new Annuity purchasers in the same class. You also may choose a different Guarantee Period from among those we are then currently making available or you may transfer that Account Value to a variable Sub-account.

In the payout phase, you may elect fixed annuity payments based on our then current annuity rates. We may also make available adjustable annuity rates.

For more information, see the section entitled Investment Options, including the following subsections: (a) Variable Investment Options; and (b) Fixed Investment Options.

         (2) Operations of the Separate Accounts: In the accumulation phase, the assets supporting guarantees we make in relation to Fixed Allocations are held in our Separate Account D. This is a "non-unitized" separate account. However, values and benefits calculated on the basis of Fixed Allocations are guaranteed by our general account. In the payout phase, fixed annuity payments and any adjustable annuity payments we may make available are also guaranteed by our general account, but the assets supporting such payments are not held in Separate Account D.

In the accumulation phase, the assets supporting the Account Values maintained in the Sub-accounts are held in our Separate Account B. These are all Class 1 Sub-accounts of Separate Account B. Values and benefits based on these Sub-accounts are not guaranteed and will vary with the investment performance of the underlying mutual fund portfolios.

For more information, see the section entitled Operations of the Separate Accounts, including the following subsections: (a) Separate Accounts; (b) Separate Account B; and (c) Separate Account D.

         (3) Insurance Aspects of the Annuity: There are insurance risks which we bear in relation to the Annuity. For more information, see the section entitled Insurance Aspects of the Annuity.

         (4) Charges Assessed or Assessable Against the Annuity: The Annuity charges which are assessed or may be assessable under certain circumstances are the contingent deferred sales charge, the maintenance fee, a charge for taxes and a transfer fee. These charges are allocated according to our rules. We may also charge for certain special services. For more information, see the section entitled Charges Assessed or Assessable Against the Annuity, including the following subsections: (a) Contingent Deferred Sales Charge; (b) Maintenance Fee; (c) Tax Charges; (d) Transfer Fee; and (e) Allocation of Annuity Charges.

         (5) Charges Assessed Against the Assets: The charges assessed against assets in the Sub-accounts are the administration charge and the mortality and expense risk charges. There are no charges deducted from the assets supporting Fixed Allocations. For more information, see the section entitled Charges Assessed Against the Assets, including the following subsections: (a) Administration Charge; and (b) Mortality and Expense Risk Charges.

         (6) Charges of the Underlying Mutual Fund: Each underlying mutual fund portfolio assesses various charges, including charges for investment management and investment advisory fees. These charges generally differ between portfolios within the underlying mutual fund. You will find additional details in the fund prospectus and its statement of additional information.

         (7) Purchasing Annuities: Annuities are available for multiple uses, including as a funding vehicle for various retirement programs which qualify for special treatment under the Code. We may require a properly completed Application, an acceptable Purchase Payment, and any other materials we require under our underwriting rules before we agree to issue an Annuity. We may offer special programs in relation to Annuities on which we receive large Purchase Payments. You have the right to return an Annuity within a "free-look" period if you are not satisfied with it. In most jurisdictions, the initial Purchase Payment and any Purchase Payments received during the free-look period are allocated according to your instructions. In jurisdictions that require a free-look provision such that, if the Annuity is returned under that provision, we must return at least your Purchase Payments less any withdrawals, we temporarily allocate such Purchase Payments to the AVP Money Market Sub-account. Where permitted by law in such jurisdictions, we will allocate such Purchase Payments according to your instructions, without any temporary allocation to the AVP Money Market Sub-account, if you execute a return waiver. We offer a balanced investment program in relation to your initial Purchase Payment. Certain designations must be made, including an Owner and an Annuitant. You may also make certain other designations that apply to the Annuity if issued. These designations include a contingent Owner, a Contingent Annuitant (Contingent Annuitants may be required in conjunction with certain uses of the Annuity), a Beneficiary, and a contingent Beneficiary. See the section entitled Purchasing Annuities, including the following subsections: (a) Uses of the Annuity; (b)
Application and Initial Payment; (c) Breakpoints; (d) Bank Drafting; (e) Periodic Purchase Payments; (f) Right to Return the Annuity; (g) Allocation of Net Purchase Payments; (h) Balanced Investment Program; and (i) Ownership, Annuitant and Beneficiary Designations.

         (8) Account Value and Surrender Value: In the accumulation phase your Annuity has an Account Value. Your total Account Value as of a particular date is the sum of your Account Value in each Sub-account and in each Fixed Allocation. Surrender Value is the Account Value less any applicable contingent deferred sales charge and any applicable maintenance fee. To determine your Account Value in each Sub-account we multiply the Unit Price as of the Valuation Period for which the calculation is being made times the number of Units attributable to you in that Sub-account as of that Valuation Period. We also determine your Account Value separately for each Fixed Allocation. A Fixed Allocation's Account Value as of a particular date is determined by multiplying its then current Interim Value times the MVA. No MVA applies to a Fixed Allocation as of its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. For more information, see the section entitled Account Value and Surrender Value, including the following subsections: (a) Account Value in the Sub-accounts; and (b) Account Value of Fixed Allocations.

         (9) Rights, Benefits and Services: You have a number of rights and benefits under an Annuity once issued. We also currently provide a number of services to Owners. These rights, benefits and services are subject to a number of rules and conditions. These rights, benefits and services include, but are not limited to, those described in this Prospectus. We accept additional Purchase Payments during the accumulation phase. You may use bank drafting to make Purchase Payments. We support certain Periodic Purchase Payment programs subject to our rules. You may change revocable designations. You may transfer Account Values between investment options. Transfers in excess of 12 per Annuity Year are subject to a fee. We offer dollar cost averaging and may offer rebalancing during the accumulation phase (see "Dollar Cost Averaging" and "Rebalancing"). During the accumulation phase, surrender, free withdrawals and partial withdrawals are available, as are medically-related surrenders under which the contingent deferred sales charge is waived under specified circumstances. In the accumulation phase we offer Systematic Withdrawals and, for Annuities used in qualified plans, Minimum Distributions. We offer fixed annuity options, and may offer adjustable annuity options that can guarantee payments for life. In the accumulation phase, a death benefit may be payable. In most jurisdictions, this death benefit will not be less than an increasing minimum amount, subject to certain limitations. You may transfer or assign your Annuity unless such rights are limited in conjunction with certain uses of the Annuity. You may exercise certain voting rights in relation to the underlying mutual fund portfolios in which the Sub-accounts invest. You have the right to receive certain reports periodically.

For additional information, see the section entitled Rights, Benefits and Services including the following subsections: (a) Additional Purchase Payments;
(b) Bank Drafting;  (c) Changing Revocable  Designations;  (d) Allocation Rules;
(e) Transfers; (f) Renewals; (g) Dollar Cost Averaging; (h) Rebalancing; (i) Distributions (including: (i) Surrender; (ii) Medically-Related Surrender; (iii) Free Withdrawals; (iv) Partial Withdrawals; (v) Systematic Withdrawals; (vi) Minimum Distributions; (vii) Death Benefit; (viii) Annuity Payments; and (ix) Qualified Plan Withdrawal Limitations); (j) Pricing of Transfers and Distributions; (k) Voting Rights; (l) Transfers, Assignments and Pledges; and
(m) Reports to You.

         (10) The Company: American Skandia Life Assurance Corporation is a wholly owned subsidiary of American Skandia Investment Holding Corporation, whose indirect parent is Skandia Insurance Company Ltd. Skandia Insurance Company Ltd. is a Swedish company that holds a number of insurance companies in many countries. The predecessor to Skandia Insurance Company Ltd. commenced operations in 1855. For more information, see the section entitled The Company and the following subsections: (a) Lines of Business; (b) Selected Financial Data; (c) Management's Discussion and Analysis of Financial Condition and Results of Operations (including: (i) Results of Operations; (ii) Liquidity and Capital Resources; and (iii) Segment Information); (d) Reinsurance; (e) Reserves; (f) Competition; (g) Employees; (h) Regulation; and (i) Executive Officers and Directors.

AVAILABLE INFORMATION: A Statement of Additional Information is available from us without charge upon request by filling in the coupon at the end of this Prospectus and sending it (or a written request) to American Skandia Life Assurance Corporation, Concierge Desk, P.O. Box 883, Shelton, CT 06484. You also may forward such a request electronically to our Customer Service Department or call us at 1-800-752-6342. Our electronic mail address is customerservice@Skandia.com. It includes further information, as described in the section of this Prospectus entitled "Contents of the Statement of Additional Information. This Prospectus is part of the registration statements we filed with the Securities and Exchange Commission ("SEC") regarding this offering.
Additional information on us and this offering is available in those registration statements and the exhibits thereto. You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C., 20549. You may inspect and copy those registration statements and the exhibits thereto at the SEC's public reference facilities at the above address, Rm. 1024, and at the SEC's Regional Offices, 7 World Trade Center, New York, NY, and the Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, IL. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.


INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE: To the extent and only to the extent that any statement in a document incorporated by reference into this Prospectus is modified or superseded by a statement in this Prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Prospectus. The Annual Report on Form 10-K for the year ended December 31, 1997 previously filed by the Company with the SEC under the Securities Exchange Act of 1934 is incorporated by reference in this Prospectus.


We furnish you without charge a copy of any or all of the documents incorporated by reference in this Prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia Life Assurance Corporation, Attention: Concierge Desk, P.O. Box 883, Shelton, Connecticut, 06484. Our phone number is 1-800-752-6342. Our electronic mail address is customerservice@Skandia.com.

CONTRACT EXPENSE SUMMARY: The summary provided below includes information regarding the expenses for your Annuity, for the Sub-accounts and for the underlying mutual fund portfolios. The only expense applicable if you allocate all your Account Value to Fixed Allocations would be the contingent deferred sales charge.

More detail regarding the expenses of the underlying mutual fund portfolios may be found in either the prospectus for such mutual fund or the annual report of the mutual fund. The expenses of our Sub-accounts (not those of the underlying mutual fund portfolios in which our Sub-accounts invest) are the same no matter which Sub-account you choose. Therefore, these expenses are only shown once below. In certain states, premium taxes may be applicable.


         Your Transaction Expenses

Contingent Deferred Sales Charge,                                                                     7.5% of each Purchase Payment,
as a percentage of Purchase Payments liquidated,                                                             decreasing 1% per year,
                                                                                       with none applicable as to a Purchase Payment
                                                                                                   starting in the eighth year after
                                                                                                   it was allocated to Account Value

Annual Maintenance Fee                                                                         Smaller of $30 or 2% of Account Value

Tax Charges                                                             Dependent on the requirements of the applicable jurisdiction

Transfer Fee                                                             $10 for each transfer after the twelfth in any Annuity Year

Annual Expenses of the Sub-accounts (as a percentage of average daily net assets)

Mortality and Expense Risk Charges                                         1.25%
Administration Charges                                                     0.15%
                                                                           -----
Total Annual Expenses of the Sub-accounts                                  1.40%

Underlying Mutual Fund Portfolio Annual Expenses (as a percentage of average net assets)

Unless otherwise indicated, the expenses shown below are for the year ending December 31, 1997. "N/A" indicates that no entity has agreed to reimburse the particular expense indicated. The expenses of the portfolios either are currently being partially reimbursed or may be partially reimbursed in the future. Management Fees, Other Expenses and Total Annual Expenses are provided on both a reimbursed and not reimbursed basis, if applicable. See the prospectus or statement of additional information of the underlying mutual fund for details.

                                                                                                 Total          Total
                                                                                                Annual         Annual
                                  Management    Management          Other         Other        Expenses       Expenses
                                      Fee           Fee           Expenses      Expenses       after any     without any
                                   after any    without any        after       without any    applicable     applicable
Portfolio:                         voluntary     voluntary     any applicable  applicable      waiver or      waiver or
                                    waiver        waiver        reimbursement reimbursement  reimbursement  reimbursement
------------------------------------------------------------------------------------------------------------------------------------
Alliance Variable Product Series Fund
  Premier Growth1                     N/A         1.00%              N/A          0.08%           1.08%        1.08%
  Global Bond                       0.56%         0.65%              N/A          0.38%           0.94%        1.03%
  Growth & Income                     N/A         0.63%              N/A          0.09%           0.72%        0.72%
  Short-Term Multi-Market           0.07%         0.55%              N/A          0.87%           0.94%        1.42%
  U.S. Government/High Grade Securities N/A       0.60%              N/A          0.24%           0.84%        0.84%
  Total Return                        N/A         0.63%              N/A          0.25%           0.88%        0.88%
  International                     0.53%         1.00%              N/A          0.42%           0.95%        1.42%
  Money Market                        N/A         0.50%              N/A          0.14%           0.64%        0.64%
  Global Dollar                     0.41%         0.75%              N/A          0.54%           0.95%        1.29%
  North American Government Income  0.56%         0.65%              N/A          0.39%           0.95%        1.04%
  Utility Income                    0.62%         0.75%              N/A          0.33%           0.95%        1.08%
  Growth                              N/A         0.75%              N/A          0.09%           0.84%        0.84%
  Worldwide Privatization           0.40%         1.00%              N/A          0.55%           0.95%        1.55%
  Conservative Investors            0.37%         0.75%              N/A          0.58%           0.95%        1.33%
  Growth Investors                  0.00%         0.75%              N/A          0.95%           0.95%        1.70%

(1) Effective May 1, 1998, the Investment Manager is no longer waiving a portion of the Management Fee. Other Expenses shown above are as of May 1, 1998.

The purpose of the above table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio(s).

The underlying mutual fund portfolio information was provided by the underlying mutual funds. The Company has not independently verified such information.

EXPENSE EXAMPLES: The examples which follow are designed to assist you in understanding the various costs and expenses you will bear directly or indirectly if you maintain Account Value in the Sub-accounts. The examples reflect expenses of our Sub-accounts, as well as those for the underlying mutual fund portfolios.

The examples shown assume that: (a) all your Account Value is maintained only in Sub-accounts; (b) fees and expenses remain constant; (c) there are no withdrawals of Account Value during the period shown; (d) there are no transfers or other transactions subject to a fee during the period shown; (e) no tax charge applies; and (f) the expenses throughout the period for the underlying mutual fund portfolios will be the lower of the expenses without any applicable reimbursement or expenses after any applicable reimbursement, as shown above in the section entitled "Contract Expense Summary."

THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUND PORTFOLIOS - ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Sub-accounts are referred to below by their specific names.

         Examples (amounts shown are rounded to the nearest dollar)

If you surrender your Annuity at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

Sub-accounts                                                                               After:
                                                             1 yr.            3 yrs.           5 yrs.           10 yrs.

AVP U.S. Government/High Grade                                  99               128              159             265
AVP Total Return                                                99               129              162             270
AVP International                                              100               131              165             277
AVP Short-Term Multi-Market                                    100               131              165             276
AVP Growth and Income                                           97               124              153             253
AVP Premier Growth                                             101               135              172             290
AVP Money Market                                                97               122              149             244
AVP North American Government Income                           100               131              165             277
AVP Global Dollar Government                                   100               131              165             277
AVP Utility Income                                             100               131              165             277
AVP Global Bond                                                100               131              165             276
AVP Conservative Investors                                     100               131              165             277
AVP Growth Investors                                           100               131              165             277
AVP Growth                                                      99               128              159             265
AVP Worldwide Privatization                                    100               131              165             277

If you do not surrender your Annuity at the end of the applicable time period or begin taking annuity payments at such time, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

Sub-accounts                                                                               After:
                                                             1 yr.            3 yrs.           5 yrs.           10 yrs.

AVP U.S. Government/High Grade                                  24                73              124             265
AVP Total Return                                                24                74              127             270
AVP International                                               25                76              130             277
AVP Short-Term Multi-Market                                     25                76              130             276
AVP Growth and Income                                           22                69              118             253
AVP Premier Growth                                              26                80              137             290
AVP Money Market                                                22                67              114             244
AVP North American Government Income                            25                76              130             277
AVP Global Dollar Government                                    25                76              130             277
AVP Utility Income                                              25                76              130             277
AVP Global Bond                                                 25                76              130             276
AVP Conservative Investors                                      25                76              130             277
AVP Growth Investors                                            25                76              130             277
AVP Growth                                                      24                73              124             265
AVP Worldwide Privatization                                     25                76              130             277

CONDENSED FINANCIAL INFORMATION: The Unit Prices and number of Units in the Sub-accounts that commenced operations prior to January 1, 1998 are shown below, as is yield information on the AVP Money Market Sub-account. All or some of these Sub-accounts were available during the periods shown as investment options for other variable annuities we offer pursuant to different prospectuses. The charges assessed against the Sub-accounts under the terms of those other variable annuities are the same as the charges assessed against the Sub-accounts under the Annuity offered pursuant to this Prospectus. No information is provided for Sub-accounts that were not operational prior to the date of this Prospectus.

         Unit Prices and Numbers of Units: The following table shows: (a) the Unit Price as of the dates shown for Units in each of the Class 1 Sub-accounts of Separate Account B that commenced operations prior to January 1, 1998 and are being offered pursuant to this Prospectus; and (b) the number of units outstanding in each Sub-account as of the dates shown. The portfolios in which a particular Sub-account invests may or may not have commenced operations prior to the date such Sub-account commenced operations. The initial offering price for each Sub-account was $10.

            Sub-Account and the Year Sub-account Operations Commenced

                                    AVP U.S.                                                AVP              AVP
                                   Government            AVP              AVP           Short-Term         Growth
                                      High              Total           Inter-            Multi-             and
                                      Grade            Return          national           Market           Income
                                     (1992)            (1992)           (1992)            (1992)           (1992)
                                     ------            ------           ------            ------           ------
No. of Units
as of 12/31/97                       192,058           307,432           235,027           15,900           333,337
as of 12/31/96                       185,268           300,093           258,640           21,778           333,181
as of 12/31/95                       196,478           236,194           159,749           27,220           256,492
as of 12/31/94                        53,792            20,623            59,089        1,839,569         2,652,224
as of 12/31/93                        81,644            33,503            19,040        1,963,502         1,632,107
as of 12/31/92                        79,941             9,573             7,995        1,021,786           491,506

Unit Price
as of 12/31/97                        $12.75            $16.85            $14.62           $11.26            $23.46
as of 12/31/96                         11.90             14.11             14.35            10.92             18.47
as of 12/31/95                         11.77             12.43             13.57            10.11             15.10
as of 12/31/94                         10.01             10.19             12.53             9.60             11.28
as of 12/31/93                         10.58             10.74             11.91            10.42             11.48
as of 12/31/92                          9.82              9.94              9.93             9.91             10.42

            Sub-Account and the Year Sub-account Operations Commenced

                                                                       AVP North        AVP Global
                                       AVP               AVP           American           Dollar             AVP
                                     Premier            Money         Government        Government         Utility
                                     Growth*           Market           Income            Income           Income
                                     (1992)            (1992)           (1994)            (1994)           (1994)
                                     ------            ------           ------            ------           ------
No. of Units
as of 12/31/97                       282,732           115,139            27,787           51,199            57,174
as of 12/31/96                       324,710           169,930            27,786           61,473            67,898
as of 12/31/95                       242,960           233,258            64,465           65,026            64,410
as of 12/31/94                     2,802,431            34,276            11,541           42,277             1,963
as of 12/31/93                     1,042,445                 0                 0                0                 0
as of 12/31/92                       332,442             3,011                 0                0                 0

Unit Price
as of 12/31/97                        $27.26            $11.30            $13.33           $16.25            $15.58
as of 12/31/96                         20.66             10.90             12.33            14.56             12.57
as of 12/31/95                         17.07             10.56             10.54            11.82             11.82
as of 12/31/94                         11.95             10.20              8.71             9.75              9.87
as of 12/31/93                         12.49             10.01                 0                0                 0
as of 12/31/92                         11.25              9.93                 0                0                 0


            Sub-Account and the Year Sub-account Operations Commenced


AVP                                    AVP               AVP                                AVP
                                     Global         Conservative        Growth              AVP           Worldwide
                                      Bond            Investors        Investors          Growth        Privatization
                                     (1994)            (1994)           (1994)            (1994)           (1994)
                                     ------            ------           ------            ------           ------
No. of Units
as of 12/31/97                        28,395            89,301            81,758          293,327            89,962
as of 12/31/96                        30,644            87,961            80,640          330,184           105,845
as of 12/31/95                        18,122            70,909            70,250          244,481            83,741
as of 12/31/94                             0                 0                 0                0                 0
as of 12/31/93                             0                 0                 0                0                 0
as of 12/31/92                             0                 0                 0                0                 0

Unit Price
as of 12/31/97                        $12.74            $13.03            $14.56           $22.17            $13.99
as of 12/31/96                         12.84             11.88             12.69            17.30             12.81
as of 12/31/95                         12.26             11.61             11.90            13.65             10.96
as of 12/31/94                             0                 0                 0                0                 0
as of 12/31/93                             0                 0                 0                0                 0
as of 12/31/92                             0                 0                 0                0                 0

* Formerly known as the AVP Growth Sub-account.

The financial statements of the Sub-accounts being offered to you are found in the Statement of Additional Information.

         Yields on Money Market Sub-account: Shown below is the current and effective yields for a hypothetical contract. The yield is based on the performance of the AVP Money Market Sub-account during the last seven days of the calendar year ending prior to the date of this Prospectus. At the beginning of the seven-day period, the hypothetical contract had a balance of one Unit. The current and effective yields reflect the recurring charges against the Sub-account. Please note that the current and effective yield information will fluctuate. This information may not provide a basis for comparisons with deposits in banks or other institutions which pay a fixed yield over a stated period of time, or with investment companies which do not serve as underlying funds for variable annuities.


Sub-account                     Current Yield                    Effective Yield
Money Market                         3.88%                             3.95%


INVESTMENT OPTIONS: We offer a range of variable and fixed options as ways to invest your Account Value.

         Variable Investment Options: During the accumulation phase, we offer a number of Sub-accounts as variable investment options. These are all Class 1 Sub-accounts of American Skandia Life Assurance Corporation Variable Account B ("Separate Account B"). Each of these Sub-accounts invests exclusively in one underlying mutual fund portfolio of the Alliance Variable Products Series Fund, Inc. As of the date of this Prospectus, the Sub-accounts and the portfolios in which they invest are as follows:


Sub-account                                                                                Underlying Mutual Fund Portfolio

AVP U.S. Government/High Grade                                              U.S. Government/High Grade Securities Portfolio
AVP Total Return                                                                                     Total Return Portfolio
AVP International                                                                                   International Portfolio
AVP Short-Term Multi-Market                                                               Short-Term Multi-Market Portfolio
AVP Growth and Income                                                                           Growth and Income Portfolio
AVP Premier Growth*                                                                               Premier Growth Portfolio*
AVP Money Market                                                                                     Money Market Portfolio
AVP North American Government Income                                             North American Government Income Portfolio
AVP Global Dollar Government                                                             Global Dollar Government Portfolio
AVP Utility Income                                                                                 Utility Income Portfolio
AVP Global Bond                                                                                       Global Bond Portfolio
AVP Conservative Investors                                                                 Conservative Investors Portfolio
AVP Growth Investors                                                                             Growth Investors Portfolio
AVP Growth                                                                                                 Growth Portfolio
AVP Worldwide Privatization                                                               Worldwide Privatization Portfolio


* Formerly AVP Growth Sub-account and Growth Portfolio.


We have filed an application with the Securities and Exchange Commission to substitute certain portfolios of American Skandia Trust ("Substitute Portfolios") for certain portfolios of the Alliance Variable Products Series Funds, Inc. ("Replaced Portfolios"). Upon approval of the proposed substitution, the Replaced Portfolios will no longer be offered as underlying mutual fund portfolios under the Annuity. You will be notified regarding the details of such substitution. The Substitute Portfolios and Replaced Portfolios are as follows:


                          Replaced Portfolios of                        Substitute Portfolio of
                  Alliance Variable Products Series                    American Skandia Trust

                  AVP U.S. Government/High Grade                       PIMCO Limited Maturity Bond
                  AVP Total Return                                     T. Rowe Price Asset Allocation
                  AVP International                                    T. Rowe Price International Equity
                  AVP Short-Term Multi-Market                          PIMCO Limited Maturity Bond
                  AVP Money Market                                     AST Money Market
                  AVP North American Government Income                 T. Rowe Price International Bond
                  AVP Global Dollar Government                         T. Rowe Price International Bond
                  AVP Utility Income                                   Lord Abbett Growth and Income
                  AVP Global Bond                                      T. Rowe Price International Bond
                  AVP Conservative Investors                           T. Rowe Price Asset Allocation
                  AVP Growth Investors                                 T. Rowe Price Asset Allocation
                  AVP Worldwide Privatization                          AST Putnam International Equity

Under the proposed substitution, for a period of 30 days prior to the substitution, Contract Owners will be allowed to transfer Account Value out of the Replaced Portfolio Sub-account to any other investment option available under the Annuity without being charged any applicable transfer fee. Any such transfer will not be counted when determining if the number of free transfers has been exceeded. On the date the substitution is completed and Account Value is automatically transferred to the Substitute Portfolio Sub-account, Contract Owners will not be charged a transfer fee, nor will the transfer be included when determining whether the number of free transfers has been exceeded. The proposed substitution will not affect your rights or our obligations under the Annuity.

The terms and conditions of our application are subject to change and any SEC exemptive order, if and when granted, may differ from the proposed substitution.

Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such variable investment options available, we will notify Owners of the availability of such Sub-accounts. We may make other underlying mutual funds available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio of an underlying mutual fund will be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B (see "Modification").

Alliance Variable Products Series Fund, Inc. is an open-end management investment company. It was organized on November 17, 1987 under the laws of the State of Maryland. As of the date of this prospectus, the fund's portfolios in which Sub-accounts offered pursuant to this prospectus invest are those shown above. The authorized capital stock of the fund consists solely of 900,000,000 shares of Common Stock having a par value of $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series. A summary of the investment objectives and policies of such underlying mutual fund portfolios is found in Appendix A. The directors of the fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. As of the date of this Prospectus, shares of the fund portfolios are available only to separate accounts of life insurance companies offering variable annuity and variable life insurance products.

The investment objectives, policies, charges, operations, the attendant risks and other details pertaining to each underlying mutual fund portfolio are described in the prospectus of the underlying mutual fund and the statement of additional information for such underlying mutual fund. Certain underlying mutual fund portfolios may not be available in all jurisdictions. Also included in such information is the investment policy of each mutual fund portfolio regarding the acceptable ratings by recognized rating services for bonds and other debt obligations. You should carefully read the Prospectus of the underlying mutual fund prior to investing in order to determine whether the applicable portfolio is suitable for your investment needs. There can be no guarantee that any underlying mutual fund portfolio will meet its investment objectives.

Shares of the underlying mutual fund portfolios are or may be available to variable life insurance and variable annuity separate accounts of other insurance companies. Possible consequences of this multiple availability are discussed in the subsection entitled Resolving Material Conflicts.

The prospectus for the Fund should be read in conjunction herewith. A copy of each prospectus may be obtained without charge from us by calling 1-800-752-6342 or writing to us at either P.O. Box 883, Attention: Concierge Desk, Shelton, Connecticut 06484-0883, or to our electronic mail address which is customerservice@Skandia.com.

         Fixed Investment Options: For the payout phase you may elect fixed annuity payments based on our then current annuity rates. The discussion below describes the fixed investment options in the accumulation phase.

As of the date of this Prospectus we offer in most jurisdictions in which the Annuity is available Fixed Allocations with Guarantee Periods of 1, 2, 3, 5, 7 and 10 years. Each such Fixed Allocation is accounted for separately. Each Fixed Allocation earns a fixed rate of interest throughout a set period of time called a Guarantee Period. Multiple Fixed Allocations are permitted, subject to our allocation rules. The duration of a Guarantee Period may be the same or different from the duration of the Guarantee Periods of any of your prior Fixed Allocations.

We may or may not be able to obtain approval in the future in certain jurisdictions of endorsements to individual or group annuities that include the type of Fixed Allocations offered pursuant to this Prospectus. If such approval is obtained, we will take those steps needed to make such Fixed Allocations available to purchasers to whom Annuities were issued prior to the date of such approval.

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the MVA (see "Account Value of the Fixed Allocations").

A Guarantee Period for a Fixed Allocation begins: (a) when all or part of a Net Purchase Payment is allocated for that particular Guarantee Period; (b) upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or (c) when a Guarantee Period attributable to a Fixed Allocation "renews" after its Maturity Date.

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the Securities and Exchange Commission and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and one quarter percent of interest (2.25%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA (see "Account Value of the Fixed Allocations").

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our mortality and expense risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

OPERATIONS OF THE SEPARATE ACCOUNTS: The assets supporting our obligations under the Annuities may be held in various accounts, depending on the obligation being supported. In the accumulation phase, assets supporting Account Values are held in separate accounts established under the laws of the State of Connecticut. In the payout phase, assets supporting fixed annuity and any adjustable annuity payments we make available are held in our general account.

         Separate Accounts: We are the legal owner of assets in the separate accounts. Income, gains and losses, whether or not realized, from assets allocated to these separate accounts, are credited to or charged against each such separate account in accordance with the terms of the annuities supported by such assets without regard to our other income, gains or losses or to the income, gain or losses in any other of our separate accounts. We will maintain assets in each separate account with a total market value at least equal to the reserve and other liabilities we must maintain in relation to the annuity obligations supported by such assets. These assets may only be charged with liabilities which arise from such annuities, which may include Annuities offered pursuant to this Prospectus or certain other annuities we may offer. The investments made by separate accounts are subject to the requirements of applicable state laws. These investment requirements may differ between those for separate accounts supporting variable obligations and those for separate accounts supporting fixed obligations.

         Separate Account B: In the accumulation phase, the assets supporting obligations based on allocations to the variable investment options are held in our Separate Account B. Separate Account B consists of multiple Sub-accounts. Separate Account B was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

The   Sub-accounts   offered  pursuant  to  this  Prospectus  are  all  Class  1
Sub-accounts of Separate Account B. Each class of Sub-accounts in Separate Account B has a different level of charges assessed against such Sub-accounts.

The only Sub-accounts available for allocation of your Account Value are those offered pursuant to this Prospectus. Persons interested in our other annuities may be offered the same or different Sub-accounts of Separate Account B or any of our other separate accounts. Such Sub-accounts may invest in some or all of the same underlying mutual funds or portfolios of such underlying mutual funds as the Sub-accounts offered pursuant to this Prospectus.

The amount of our obligations in relation to allocations to the  Sub-accounts is
based  on  the  investment  performance  of  such  Sub-accounts.   However,  the
obligations themselves are our general corporate obligations.

Separate Account B is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the investment policies, management or practices of Separate Account B. As of the date of this Prospectus, we offer fifteen of the Sub-accounts in Separate Account B pursuant to this Prospectus. Each of these fifteen Sub-accounts invests only in a single corresponding portfolio of Alliance Variable Products Series Fund, Inc. Persons interested in our other annuities may be offered the same or different Sub-accounts of Separate Account B or any other of our separate accounts. Such Sub-accounts may invest in some or all of the same portfolios of the fund as the Sub-accounts offered pursuant to this Prospectus. As of the date of this Prospectus, the Annuities offered pursuant to this prospectus and annuities offered pursuant to a number of other prospectuses maintained assets in Class 1 Sub-accounts. We may offer additional annuities that maintain assets in Class 1 Sub-accounts. In addition, some of the Class 1 Sub-accounts may invest in underlying mutual funds or underlying mutual fund portfolios in which Sub-accounts in other classes of Separate Account B invest.

You will find additional information about these underlying mutual fund portfolios in the prospectus for the Fund. Portfolios added to the underlying mutual fund may or may not be offered through added Sub-accounts.

Sub-accounts are permitted to invest in underlying mutual funds or portfolios that we consider suitable. We also reserve the right to add Sub-accounts, eliminate Sub-accounts, to combine Sub-accounts, or to substitute underlying mutual funds or portfolios of underlying mutual funds.

Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual fund portfolios. We do not guarantee the investment results of any Sub-account, nor is there any assurance that the Account Value allocated to the Sub-accounts will equal the amounts allocated to the Sub-accounts as of any time other than the Valuation Period of such allocation. You bear the entire investment risk.

         Separate Account D: In the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D, which is a "non-unitized" separate account. Such obligations are based on the interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

There are no discrete units in Separate Account D. No party with rights under any annuity nor any group contract owner participates in the investment gain or loss from assets belonging to Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

If you surrender, withdraw or transfer Account Value from a Fixed Allocation before the end of its Guarantee Period, you bear the risk inherent in the MVA (see "Account Value of the Fixed Allocations"). The Account Value of a Fixed Allocation is guaranteed on its Maturity Date (and, where required by law, 30 days prior to the Maturity Date) to be its then current Interim Value.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

         (1) The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer's ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

         (2) We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to the following:

                  (a) Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

                  (b) At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

         (3) We have the sole discretion to employ investment managers that we believe are qualified, experienced and reputable to manage Separate Account D. We currently employ investment managers for Separate Account D including, but not limited to, J. P. Morgan Investment Management Inc. Each manager is responsible for investment management of different portions of Separate Account
D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s).

         (4) The assets in Separate Account D are accounted for at their market value, rather than at book value.

         (5) We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

INSURANCE ASPECTS OF THE ANNUITY: As an insurance company we bear the insurance risk inherent in the Annuity. This includes the risks that mortality and expenses exceed our expectations, and the investment and re-investment risks in relation to the assets supporting obligations not based on the investment performance of a separate account. We are subject to regulation that requires reserving and other practices in a manner that minimizes the insurance risk (see "Regulation").

CHARGES ASSESSED OR ASSESSABLE AGAINST THE ANNUITY: The Annuity charges which are assessed or may be assessable under certain circumstances are the contingent deferred sales charge, the maintenance fee, a charge for taxes and a transfer fee. These charges are allocated according to our rules. The maintenance fee and transfer charge are not assessed if no Account Value is maintained in the Sub-accounts at the time such fee or charge is payable. However, we make certain assumptions regarding maintenance and transfer expenses as part of the overall expense assumptions used in determining the interest rates we credit to Fixed Allocations. Charges are also assessed against the Sub-accounts and the underlying mutual fund portfolios. We also may charge you for special services, such as dollar cost averaging, Systematic Withdrawals, Minimum Distributions, and additional reports.
As of the date of this Prospectus, we do not charge you for any special services.

         Contingent Deferred Sales Charge: Although we incur sales expenses in connection with the sale of contracts (for example, preparation of sales literature, expenses of selling and distributing the contracts, including commissions, and other promotional costs), we do not deduct any charge from your Purchase Payments for such expenses. However, a contingent deferred sales charge may be assessed. We assess a contingent deferred sales charge against the portion of any withdrawal or surrender that is deemed to be a liquidation of your Purchase Payments paid within the preceding seven years. The contingent deferred sales charge applies to each Purchase Payment that is liquidated. The charge decreases as the Purchase Payment ages. The aging of a Purchase Payment is measured from the date it is applied to your Account Value. The charge is: year 1 -7.5%; year 2 - 6.5%; year 3 - 5.5%; year 4 - 4.5%; year 5 - 3.5%; year 6
- 2.5%; year 7 - 1.5%; year 8 and thereafter - 0%.

Each Annuity Year in the accumulation phase you may withdraw a limited amount of Account Value without application of any contingent deferred sales charge (see "Free Withdrawal"). However, for purposes of the contingent deferred sales charge, amounts withdrawn as a free withdrawal are not considered a liquidation of Purchase Payments. Account Value is deemed withdrawn according to specific rules in determining how much, if any, contingent deferred sales charge applies to a partial withdrawal (see "Partial Withdrawal"). There is no contingent deferred sales charge if all Purchase Payments were received at least seven years prior to the date of either a full surrender or partial withdrawal. Where permitted by law, any contingent deferred sales charge applicable to a full surrender is waived if such full surrender qualifies under our rules as a medically-related withdrawal (see "Medically-Related Surrenders").

From time to time we may reduce the amount of the contingent deferred sales charge, the period during which it applies, or both, when Annuities are sold to individuals or a group of individuals in a manner that reduces sales expenses. We would consider such factors as: (a) the size and type of group; (b) the amount of Purchase Payments; (c) present Owners making additional Purchase Payments; and/or (d) other transactions where sales expenses are likely to be reduced.


No contingent deferred sales charge is imposed when any group annuity contract or any Annuity issued pursuant to this Prospectus is owned on its Issue Date by:
(a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) such person's child(ren) or other legal dependent under the age of 21; and (j) the siblings of any such persons noted in (b) through (h) above.


No contingent deferred sales charge is assessed on Minimum Distributions, to the extent such Minimum Distributions are required from your annuity at the time it is taken. However, the charge may be assessed for any partial withdrawal taken in excess of the Minimum Distribution, even if such amount is taken to meet minimum distribution requirements in relation to other savings or investments held pursuant to various retirement plans designed to qualify for preferred tax treatment under various sections of the Code (see "Minimum Distributions").

Any elimination of the contingent deferred sales charge or any reduction to the amount or duration of such charges will not discriminate unfairly between Annuity purchasers. We will not make any such changes to this charge where prohibited by law.

         Maintenance Fee: A maintenance fee equaling the smaller of $30 or 2% of your then current Account Value is deducted from the Account Values in the Sub-accounts annually and upon surrender. The fee is limited to the Account Values in the Sub-accounts as of the Valuation Period such fee is due.

         Tax Charges: In several states a tax is payable. We will deduct the amount of tax payable, if any, from your Purchase Payments if the tax is then incurred or from your Account Value when applied under an annuity option if the tax is incurred at that time. The amount of the tax varies from jurisdiction to jurisdiction. It may also vary depending on whether the Annuity qualifies for certain treatment under the Code. In each jurisdiction, the state legislature may change the amount of any current tax, may decide to impose the tax, eliminate it, or change the time it becomes payable. In those jurisdictions imposing such a tax, the tax rates currently in effect range up to 3 1/2% and are subject to change. In addition to state taxes, local taxes may also apply. The amounts of these taxes may exceed those for state taxes.

         Transfer Fee: We charge $10.00 for each transfer after the twelfth in any Annuity Year. However, the fee is only charged if there is Account Value in at least one Sub-account immediately subsequent to such transfer.

         Allocation Of Annuity Charges: Charges applicable to a surrender are used in calculating Surrender Value. Charges applicable to any type of withdrawal are taken from the investment options in the same ratio as such a withdrawal is taken from the investment options (see "Allocation Rules"). The transfer fee is assessed against the Sub-accounts in which you maintain Account Value immediately subsequent to such transfer. The transfer fee is allocated on a pro-rata basis in relation to the Account Values in such Sub-accounts as of the Valuation Period for which we price the applicable transfer. No fee is assessed if there is no Account Value in any Sub-account at such time. Tax charges are assessed against the entire Purchase Payment or Account Value as applicable. The maintenance fee is assessed against the Sub-accounts on a pro-rata basis in relation to the Account Values in each Sub-account as of the Valuation Period for which we price the fee.

CHARGES ASSESSED AGAINST THE ASSETS: There are charges assessed against assets in the Sub-accounts. These charges are described below. There are no charges deducted from the Fixed Allocations. The factors we use in determining the interest rates we credit Fixed Allocations are described above in the subsection entitled Fixed Investment Options. No charges are deducted from assets supporting fixed or adjustable annuity payments. The factors we use in determining fixed or adjustable annuity payments include, but are not limited to, our expected investment returns, costs, risks and profit targets. We reserve the right to assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

         Administration Charge: We assess each Class 1 Sub-account, on a daily basis, an administration charge. The charge is 0.15% per year of the average daily total value of such Sub-account. The administration charge and maintenance fee can be increased only for Annuities issued subsequent to the effective date of any such change.

From time to time we may reduce the amount of the maintenance fee and/or the administration charge when Annuities are sold to individuals or a group of individuals in a manner that reduces maintenance and/or administrative expenses. We would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments; and/or (d) other transactions where maintenance and/or administration expenses are likely to be reduced.

Any elimination of the maintenance fee and/or the administration charge or any reduction of such charges will not discriminate unfairly between Annuity purchasers. We will not make any changes to these charges where prohibited by law.

         Mortality and Expense Risk Charges: For Class 1 Sub-accounts, the mortality risk charge is 0.90% per year and the expense risk charge is 0.35% per year. These charges are assessed in combination each day against each Sub-account at the rate of 1.25% per year of the average daily total value of each Sub-account.

With respect to the mortality risk charge, we assume the risk that the mortality experience under the Annuities may be less favorable than our assumptions. This could arise for a number of reasons, such as when persons upon whose lives annuity payments are based live longer than we anticipated, or when the Sub-accounts decline in value resulting in losses in paying death benefits. If our mortality assumptions prove to be inadequate, we will absorb any resulting loss. Conversely, if the actual experience is more favorable than our assumptions, then we will benefit from the gain. We also assume the risk that the administration charge may be insufficient to cover our administration costs.

CHARGES OF THE UNDERLYING MUTUAL FUND: The underlying mutual fund assesses various charges for investment management and investment advisory fees. These charges generally differ between portfolios within the underlying mutual fund. You will find additional details in the fund prospectus and its statement of additional information.

PURCHASING ANNUITIES: You may purchase an Annuity for various purposes. You must meet our requirements before we issue an annuity and it takes effect. Certain benefits may be available to certain classes of purchasers, including, but not limited to, those who submit Purchase Payments above specified breakpoint levels. You have a free-look period during which you may return your Annuity for a refund amount which may be less or more than your Purchase Payment, except in specific circumstances.


         Uses Of The Annuity: The Annuity may be issued in connection with or purchased as a funding vehicle for certain retirement plans designed to meet the requirements of various sections of the Code. These include, but are not limited to: (a) Section 403(b) (tax-sheltered annuities available to employees of certain qualifying employers); (b) Section 408 (individual retirement accounts and individual retirement annuities - "IRAs"; and Simplified Employee Pensions - "SEPs"); and (c) Section 408A (Roth IRAs). We may require additional information regarding the applicable retirement plans before we issue an Annuity to be used in connection with such retirement plans. We may also restrict or change certain rights and benefits if, in our opinion, such restrictions or changes are necessary for your Annuity to be used in connection with such retirement plans. The Annuity may also be used in connection with plans that do not qualify under the sections of the Code noted above. The Annuity may not be issued in connection with or purchased as a funding vehicle for certain retirement plans designed to meet the requirements of Section 401(a) of the Code, including defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans. Some of the potential tax consequences resulting from various uses of the Annuities are discussed in the section entitled "Certain Tax Considerations".

         Application And Initial Payment: You must meet our underwriting requirements and forward a Purchase Payment if you seek to purchase an Annuity. These requirements may include a properly completed Application. We may issue an Annuity without completion of an Application for certain classes of Annuities, where permitted by law. The minimum initial Purchase Payment we accept is $10,000 if the Annuity is not to be used in connection with a plan designed to qualify for special treatment under the Code (see "Certain Tax Considerations") or unless you authorize the use of bank drafting to make Purchase Payments (see "Bank Drafting"). The minimum is $2,000 if the Annuity is purchased in connection with a plan which is designed to so qualify unless you authorize the use of bank drafting to make Purchase Payments. If you choose bank drafting, we will accept a lower Purchase Payment provided that the Purchase Payments received in the first year total at least $1,000. The initial Purchase Payment must be paid by check or by wire transfer. It cannot be made through bank drafting. Our Office must give you prior approval before we accept a Purchase Payment that would result in the Account Value of all annuities you maintain with us exceeding $500,000. We confirm each Purchase Payment in writing.
Multiple annuities purchased from us within the same calendar year may be treated for tax purposes as if they were a single annuity (see "Certain Tax Considerations").


We reserve the right to allocate your initial Net Purchase Payment to the investment options up to two business days after we receive, at our Office, all of our requirements for issuing the Annuity as applied for. We may retain the Purchase Payment and not allocate the initial Net Purchase Payment to the investment options for up to five business days while we attempt to obtain all such requirements. We will try to reach you or any other party from whom we need any information or materials. If the requirements cannot be fulfilled within that time, we will (a) attempt to inform you of the delay, and (b) return the amount of the Purchase Payment, unless you specifically consent to our retaining it until all our requirements are met. Once our requirements are met, the initial Net Purchase Payment is applied to the investment options within two business days. Once we accept your Purchase Payment and our requirements are met, we issue an Annuity.

         Breakpoints: Wherever allowed by law, we reserve the right to credit certain additional amounts ("Additional Amounts") to your Annuity if you submit large initial or subsequent Purchase Payments. Such Additional Amounts are credited by us on your behalf with funds from our general account. As of the date of this Prospectus, we were making such a program available. However, we reserve the right to modify, suspend or terminate it at any time, or from time to time, without notice.

The current breakpoints for qualifying for Additional Amounts are shown below. Also shown is the value of such Additional Amounts as a percentage of your Purchase Payment.

                                                                                             Additional Amount as a
                  Purchase Payment                                               Percentage of the Purchase Payment

                  At least $1,000,000.00 but less than $5,000,000.00                                          3.00%

                  At least $5,000,000.00 or more                                                              3.75%

Additional Amounts are added at the same time the qualifying Net Purchase Payment is allocated to the investment options, and are allocated to the investment options in the same manner as such qualifying Net Purchase Payment. Should you exercise your right to return the Annuity, the then current value of any Additional Amount as of the date your Annuity is canceled will be deducted from your Account Value prior to determining the amount to be returned to you. We do not consider Additional Amounts to be "investment in the contract" for income tax purposes (see "Certain Tax Considerations"). Additional Amounts credited are not included in any amounts you may withdraw without assessment of the contingent deferred sales charge (see "Contingent Deferred Sales Charge").

Generally, the breakpoints apply separately to each Purchase Payment. However, we will apply the breakpoints cumulatively if you provide us In Writing evidence satisfactory to us that you will submit additional Purchase Payments within a 13 month period. We may require an initial Purchase Payment of at least $500,000.00 before we agree to such a program if it is designed to provide a total of at least $1,000,000.00 of Purchase Payments over 13 months. We may require an initial Purchase Payment of at least $2,500,000.00 before we agree to such a program if it is designed to provide a total of at least $5,000,000.00 over 13 months. We retain the right to recover an amount from your Annuity if such additional Purchase Payments are not received. The amount we may recover is the greater of the value of the Additional Amounts when applied or a percentage of your Account Value as of the date of such recovery. The percentage equals the ratio between the Additional Amounts and the Purchase Payment that was received. Amounts recovered will be taken pro-rata from the investment options based on the Account Values in the investment options as of the date of the recovery. If the amount of the recovery exceeds your then current Surrender Value, we will recover all remaining Account Value and terminate your Annuity.

Failure to inform us In Writing at or prior to the time of the initial Purchase Payment that you intend to submit a pair or series of large Purchase Payments within a 13 month period may result in your Annuity being credited no Additional Amounts or fewer Additional Amounts that would otherwise be credited to you.


         Bank Drafting: You may make Purchase Payments to your Annuity using bank drafting, but only for allocations to variable investment options. However, you must pay at least one prior Purchase Payment by check or wire transfer. We will accept an initial Purchase Payment lower than our standard minimum Purchase Payment requirement of $10,000 if you also furnish bank drafting instructions that provide amounts that will meet a $1,000 minimum Purchase Payment requirement to be paid within 12 months. For Annuities designed to qualify for special tax treatment under the Code, we will accept an initial Purchase Payment lower than our standard minimum Purchase Payment requirement of $2,000 if you also furnish bank drafting instructions that provide amounts that will meet a $1,000 minimum Purchase Payment requirement to be paid within 12 months. We will accept an initial Purchase Payment in an amount as low as $100, but it must be accompanied by a bank drafting authorization form allowing monthly Purchase Payments of at least $75. We reserve the right to suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.


         Periodic Purchase Payments: We may, from time-to-time, offer opportunities to make Purchase Payments automatically on a periodic basis, subject to our rules. These opportunities may include, but are not limited to, certain salary reduction programs agreed to by an employer. As of the date of this Prospectus, we only agree to accept Purchase Payments on such a basis if:
(a) we receive your request In Writing for a salary reduction program and we agree to accept Purchase Payments on this basis; (b) the allocations are only to variable investment options or the frequency and number of allocations to fixed investment options is limited in accordance with our rules; and (c) the total amount of Purchase Payments in the first Annuity Year is scheduled to equal at least our then current minimum requirements. We may also require an initial
Purchase Payment to be submitted by check or wire before agreeing to such a program. Our minimum requirements may differ based on the usage of the Annuity, such as whether it is being used in conjunction with certain retirement plans.

         Right to Return the Annuity: You have the right to return the Annuity within a specified period known as a "free-look" period. Depending on the applicable legal and regulatory requirements, this period may be within ten days of receipt, twenty-one days of receipt or longer. To exercise your right to return the Annuity during the free-look period, you must return the Annuity. The amount to be refunded is the then current Account Value plus any tax charge deducted and less any Additional Amounts added due to premium size (see "Breakpoints"). This is the "standard refund". If necessary to meet Federal requirements for IRAs or certain state law requirements, we return the greater of the "standard refund" or the Purchase Payments received less any withdrawals (see "Allocation of Net Purchase Payments"). We tell you how we determine the amount payable under any such right at the time we issue your Annuity. Upon the termination of the "free-look" period, if you surrender your Annuity, you may be assessed certain charges (see "Charges Assessed or Assessable Against the Annuity"). We require that your initial Purchase Payments, as well as other Purchase Payments will be allocated in accordance with the then current requirements of any rebalancing, asset allocation or market timing type of program which you have authorized or have authorized an independent third party to use in connection with your Annuity (see "Allocation Rules").

         Allocation of Net Purchase Payments: All allocations of Net Purchase Payments are subject to our allocation rules (see "Allocation Rules"). Allocation of the portion of the initial Purchase Payment and any Net Purchase Payments received during the free-look period that you wish to allocate to any Sub-accounts are subject to an additional allocation rule if state law requires return of at least your Purchase Payments should you return the Annuity under such free-look provision. If such state law applies to your Annuity: (a) we allocate any portion of any such Net Purchase Payments that you indicate you wish to go into the Sub-accounts to the AVP Money Market Sub-account; and (b) at the end of such free-look period we reallocate Account Value according to your then most recent allocation instructions to us, subject to our allocation rules. However, where permitted by law in such jurisdictions, we will allocate such Net Purchase Payments according to your instructions, without any temporary allocation to the AVP Money Market Sub-account, if you execute a return waiver ("Return Waiver"). Under the Return Waiver, you waive your right to the return of the greater of the "standard refund" or the Purchase Payments received less any withdrawals. Instead, you only are entitled to the return of the "standard refund" (see "Right to Return Annuity").

Your initial Purchase Payment, as well as other Purchase Payments will be allocated in accordance with the then current requirements of any rebalancing, asset allocation or market timing program which you have authorized or have authorized an independent third party to use in connection with your Annuity (see "Allocation Rules"). You must provide us with allocation instructions In Writing if you wish to change your current allocations when making subsequent Purchase Payments.

         Balanced Investment Program: We offer a balanced investment program in relation to your initial Purchase Payment if Fixed Allocations are available under your Annuity. If you choose this program, we commit a portion of your initial Net Purchase Payment as a Fixed Allocation for the Guarantee Period you select. This Fixed Allocation will have grown pre-tax to equal the exact amount of your entire initial Purchase Payment at the end of its initial Guarantee Period, if no amounts are transferred or withdrawn from such Fixed Allocation. The rest of your initial Net Purchase Payment is invested in the other investment options you select.

         Ownership, Annuitant and Beneficiary Designations: You make certain designations that apply to the Annuity if issued. These designations are subject to our rules and to various regulatory or statutory requirements depending on the use of the Annuity. These designations include an Owner, a contingent Owner, an Annuitant, a Contingent Annuitant, a Beneficiary, and a contingent Beneficiary. Certain designations are required, as indicated below. Such designations will be revocable unless you indicate otherwise or we endorse your Annuity to indicate that such designation is irrevocable to meet certain regulatory or statutory requirements.

Some of the tax implications of various designations are discussed in the section entitled Certain Tax Considerations. However, there are other tax issues than those addressed in that section, including, but not limited to, estate and inheritance tax issues. You should consult with a competent tax counselor regarding the tax implications of various designations. You should also consult with a competent legal advisor as to the implications of certain designations in relation to an estate, bankruptcy, community property where applicable and other matters.

An Owner must be named. You may name more than one Owner. If you do, all rights reserved to Owners are then held jointly. We require the consent In Writing of all joint Owners for any transaction for which we require the written consent of Owners. Where required by law, we require the consent In Writing of the spouse of any person with a vested interest in an Annuity. Naming someone other than the payor of any Purchase Payment as Owner may have gift, estate or other tax implications.

Where allowed by law, you may name a contingent Owner. However, this designation takes effect only on or after the Annuity Date.

You must name an Annuitant. We do not accept a designation of joint Annuitants. You may name one or more Contingent Annuitants. There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant and the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code, such as Section 401 (a "non-qualified" trust). In general, the Code is designed to prevent the benefit of tax deferral from continuing for long periods of time on an indefinite basis. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when the Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax-deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant. if you expect to use an Annuity in such a fashion. Where allowed by law, you must name Contingent Annuitants according to our rules when an Annuity is used as a funding vehicle for certain retirements plans designed to meet the requirements of Section 401 of the Code.

You may name more than one primary and more than one contingent Beneficiary, and if you do, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless you have requested otherwise In Writing. If the primary Beneficiary dies before death proceeds become payable, the proceeds will become payable to the contingent Beneficiary. If no Beneficiary is alive at the time of the death upon which death proceeds become payable or in the absence of any Beneficiary designation, the proceeds will vest in you or your estate.


If an Owner's spouse is designated as the sole primary Beneficiary of the Annuity and the Owner dies prior to the Annuity Date, the Owner's Spouse, as Beneficiary, may elect to be treated as Owner and continue the Annuity at its current Account Value, subject to its terms and conditions. If the Annuity is owned jointly by both spouses, and the primary Beneficiary is designated as "surviving spouse", each spouse named individually, or a designation of similar intent, then upon the death of either Owner, the surviving spouse may elect to be treated as Owner.


ACCOUNT VALUE AND SURRENDER VALUE: In the accumulation phase your Annuity has an Account Value. Your total Account Value is the sum of your Account Value in each investment option. Surrender Value is the Account Value less any applicable contingent deferred sales charge and any applicable maintenance fee.

         Account Value in the Sub-accounts: We determine your Account Value separately for each Sub-account. To determine the Account Value in each Sub-account we multiply the Unit Price as of the Valuation Period for which the calculation is being made times the number of Units attributable to you in that Sub-account as of that Valuation Period. The method we use to determine Unit Prices is shown in the Statement of Additional Information.

The number of Units attributable to you in a Sub-account is the number of Units you purchased less the number transferred or withdrawn. We determine the number of Units involved in any transaction specified in dollars by dividing the dollar value of the transaction by the Unit Price of the effected Sub-account as of the Valuation Period applicable to such transaction.

         Account Value of the Fixed Allocations: We determine the Account Value of each Fixed Allocation separately. A Fixed Allocation's Account Value as of a particular date is determined by multiplying its then current Interim Value times the MVA.

A formula is used to determine the MVA. The formula is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date for which the Account Value is being determined. The formula is:

                             [ (1+I) / (1+J)] N/12

                                     where:

                  I is the interest rate being credited to the Fixed Allocation;

                  J is the interest rate for your class of annuities for new Fixed Allocations with Guarantee Periods of durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation's Guarantee Period) remaining in such Guarantee Period;

                  N is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in such Guarantee Period.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula. This formula is described in the Statement of Additional Information.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. Account Value is reduced when the applicable Current Rate exceeds the rate being credited to a Fixed Allocation. Account Value is increased when the applicable Current Rate is less than the rate being credited to a Fixed Allocation. See the Statement of Additional Information for an illustration of how the MVA works.

RIGHTS, BENEFITS AND SERVICES: The Annuity provides various rights, benefits and services subsequent to its issuance and your decision to keep it beyond the free-look period. A number of these rights, benefits and services, as well as some of the rules and conditions to which they are subject, are described below. These rights, benefits and services include, but are not limited to: (a) making additional Purchase Payments; (b) changing revocable designations; (c) transferring Account Values between investment options; (d) receiving lump sum payments, Systematic Withdrawals or Minimum Distributions, annuity payments and death benefits; (e) transferring or assigning your Annuity; (f) exercising certain voting rights in relation to the underlying mutual fund portfolios in which the Sub-accounts invest; and (g) receiving reports. These rights, benefits and services may be limited, eliminated or altered when an Annuity is purchased in conjunction with a qualified plan. We may require presentation of proper identification, including a personal identification number ("PIN") issued by us, prior to accepting any instructions by telephone or other electronic means. We forward your PIN to you shortly after your Annuity is issued. To the extent permitted by law or regulation, neither we or any person authorized by us will be responsible for any claim, loss, liability or expense in connection with a telephonic or electronic transfer if we or such other person acted on such transfer instructions in good faith in reliance on your authorization of telephone and/or electronic transfers and on reasonable procedures to identify persons so authorized through verification methods which may include a request for your Social Security number or a personal identification number (PIN) as issued by us. We may be liable for losses due to unauthorized or fraudulent instructions should we not follow such reasonable procedures.

         Additional Purchase Payments: The minimum for any additional Purchase Payment is $1000 except as part of a bank drafting program (see "Bank Drafting") or unless we authorize lower payments pursuant to a Periodic Purchase Payment program (see "Periodic Purchase Payments"), or less where required by law. Additional Purchase Payments may be paid at any time before the Annuity Date. Subject to our allocation rules, we allocate additional Net Purchase Payments according to your written allocation instructions. Should no written instructions be received with an additional Purchase Payment, we shall return your additional Purchase Payment.

         Changing Revocable Designations: Unless you indicated that a prior choice was irrevocable or your Annuity has been endorsed to limit certain changes, you may request to change Owner, Annuitant and Beneficiary designations by sending a request In Writing. Such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to: (a) a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death; (b) a new Owner or Annuitant who does not meet our then current underwriting guidelines; (c) a new Annuitant subsequent to the Annuity Date if the annuity option selected includes a life contingency; and (d) a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity.

         Allocation Rules: As of the date of this Prospectus, during the accumulation phase, you may maintain Account Value in multiple Sub-accounts and an unlimited number of Fixed Allocations. We reserve the right, to the extent permitted by law, to limit the number of Sub-accounts or the amount you may allocate to any Fixed Allocation. As of the date of this Prospectus, we limited the number of Sub-accounts available at any one time to ten. Should you request a transaction that would leave less than any minimum amount we then require in an investment option, we reserve the right, to the extent permitted by law, to add the balance of your Account Value in the applicable Sub-account or Fixed Allocation to the transaction and close out your balance in that investment option.

Should you  either:  (a)  request  any  rebalancing  services  we may offer (see
"Rebalancing"); or (b) authorize an independent third party to transact transfers on your behalf and such third party arranges for rebalancing of any portion of your Account Value in accordance with any asset allocation strategy; or (c) authorize an independent third party to transact transfers in accordance with a market timing strategy; then we require that all Purchase Payments, including the initial Purchase Payment, received while your Annuity is subject to such an arrangement are allocated to the same investment options and in the same proportions as then required pursuant to the applicable rebalancing, asset allocation or market timing program, unless we have received alternate instructions. Such allocation requirements terminate simultaneous to the termination of an authorization for rebalancing or any authorization to a third party to transact transfers on your behalf. Upon termination of any of the above arrangements, you must provide us with allocation instructions In Writing for all subsequent Purchase Payments.

Withdrawals of any type are taken pro-rata from the investment options based on the then current Account Values in such investment options unless we receive instructions from you prior to such withdrawal. For this purpose only, the Account Value in all your then current Fixed Allocations is deemed to be in one investment option. If you transfer or withdraw Account Value from multiple Fixed Allocations and do not provide instructions indicating the Fixed Allocations from which Account Value should be taken: (a) we transfer Account Value first from the Fixed Allocation with the shortest amount of time remaining to the end its Guarantee Period, and then from the Fixed Allocation with the next shortest amount of time remaining to the end of its Guarantee Period, etc.; and (b) if there are multiple Fixed Allocations with the same amount of time left in each Guarantee Period, as between such Fixed Allocations we first take Account Value from the Fixed Allocation that had the shorter Guarantee Period.

         Transfers: In the accumulation phase you may transfer Account Value between investment options, subject to our allocation rules (see "Allocation Rules"). Transfers are not subject to taxation (see "Transfers Between Investment Options"). We charge $10.00 for each transfer after the twelfth in any Annuity Year, including transfers transacted as part of any rebalancing, market timing, asset allocation or similar program which you authorize to be employed on your behalf. Transfers transacted as part of a dollar cost averaging program are not counted in determining the applicability of the transfer fee. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge and are not counted in determining whether other transfers may be subject to the transfer charge (see "Renewals"). Your transfer request must be In Writing or meet our requirements for accepting instructions we receive over the phone or through means such as electronic mail with appropriate authorization.

We reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if we believe that: (a) excessive trading by such Owner or Owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual fund portfolios; or (b) we are informed by the underlying mutual fund that the purchase or redemption of shares is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of an affected underlying mutual fund portfolio or portfolios.

To the extent permitted by law, we may require up to 2 business days' notice of any transfer into or out of a Fixed Allocation if the market value of such transfer is at least $1,000,000.00.

In order to help you determine whether you wish to transfer Account Values to a Fixed Allocation, you may obtain our Current Rates by writing us or calling us at 1-800-766-4530 or contact our customer service department electronically at customerservice@Skandia.com. When calling us by phone, please have readily available your Annuity number and your PIN number. When contacting us electronically, please provide your PIN number, social security or tax I.D. number and the Annuity contract number.

Where permitted by law, we may accept your authorization of a third party to transfer Account Values on your behalf, subject to our rules. We may suspend or cancel such acceptance at any time. We notify you of any such suspension or cancellation. We may restrict the investment options that will be available to you for transfers or allocations of Net Purchase Payments during any period in which you authorize such third party to act on your behalf. We give you, and/or the third party you authorize prior notification of any such restrictions. However, we will not enforce such a restriction if we are provided evidence satisfactory to us that: (a) such third party has been appointed by a court of competent jurisdiction to act on your behalf; or (b) such third party has been appointed by you to act on your behalf for all your financial affairs.

We or an affiliate of ours may provide administrative or other support services to independent parties you authorize to conduct transfers on your behalf or who provide recommendations as to how your Account Values should be allocated. This includes, but is not limited to, rebalancing your Account Value among investment options in accordance with various investment allocation strategies such third party may employ, or transferring Account Values between investment options in accordance with various investment allocation strategies such third party may employ, or transferring Account Values between investment options in accordance with market timing strategies employed by such third parties. Such independent third parties may or may not be appointed our agents for the sales of Annuities. However, we do not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with us for the sale of Annuities. We therefore take no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. We do not currently charge you extra for providing these support services.

         Renewals: A renewal is a transaction that occurs automatically as of the last day of a Fixed Allocation's Guarantee Period unless we receive alternative instructions. This day as to each Fixed Allocation is called its Maturity Date. As of the end of a Maturity Date, the Fixed Allocation's Guarantee Period "renews" and a new Guarantee Period of the same duration as the one just completed begins. However, the renewal will not occur if the Maturity Date, and where required by law, the 30 days prior to the Maturity Date, is on the date we apply your Account Value to determine the annuity payments that begin on the Annuity Date (see "Annuity Payments").

As an alternative to a renewal, you may transfer all or part of that Fixed Allocation's Account Value to make a different Fixed Allocation or you may transfer such Account Value to one or more Sub-accounts, subject to our allocation rules. To accomplish this, we must receive instructions from you In Writing at least two business days before the Maturity Date. No MVA applies to transfers of a Fixed Allocation's Account Value occurring as of its Maturity Date, and where required by law, the 30 days prior to the Maturity Date. An MVA will apply in determining the Account Value of a Fixed Allocation at the time annuity payments are determined, unless the Maturity Date of such Fixed Allocation is the 15th day before the Annuity Date (see "Annuity Payments").

At least 30 days prior to a Maturity Date, or earlier if required by law or regulation, we inform you of the Guarantee Periods available as of the date of such notice. We do not provide a similar notice if the Fixed Allocation's Guarantee Period is of less than a year's duration. Such notice may include an example of the rates we are then crediting new Fixed Allocations as of the date such notice is prepared. The rates actually credited to a Fixed Allocation as of the date of any renewal or transfer immediately subsequent to the Maturity Date may be more or less than any rates quoted in such notice.

If your Fixed Allocation's then ending Guarantee Period is no longer available for new allocations and renewals or you choose a different Guarantee Period that is no longer available on the date following the Maturity Date, we will try to reach you so you may make another choice. If we cannot reach you, we will assign the next shortest Guarantee Period then currently available for new allocations and renewals to that Fixed Allocation.

         Dollar Cost Averaging: We offer dollar cost averaging in the accumulation phase. Dollar cost averaging is a program designed to provide for regular, approximately level investments over time. You may choose to transfer earnings only, principal plus earnings or a flat dollar amount. We make no guarantee that a dollar cost averaging program will result in a profit or protect against a loss in a declining market. You may select this program by submitting to us a request In Writing. You may cancel your participation in this program In Writing or by phone if you have previously authorized our acceptance of such instructions.

Dollar cost averaging is available from any of the investment options we choose to make available for such a program. Your annuity must have an Account Value of not less than $10,000 at the time of the first transfer under a dollar cost averaging program. Transfers under a dollar cost averaging program are not counted in determining the applicability of the transfer fee (see "Transfers"). We reserve the right to limit the investment options into which Account Value may be transferred as part of a dollar cost averaging program. We currently do not permit dollar cost averaging programs where Account Value is transferred to fixed allocations. We also reserve the right to charge a processing fee for this service. Should we suspend or cancel the offering of this service, such suspension or cancellation will not affect any dollar cost averaging programs then in effect. Dollar cost averaging is not available while a rebalancing, asset allocation or market timing type of program is used in connection with your Annuity.

Dollar cost averaging from Fixed Allocations are subject to the following rules:
(a) you may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years; (b) such a program may only be selected in conjunction with and simultaneous to a new or renewing Fixed Allocation; (c) only averaging of earnings only or principal plus earnings is permitted; (d) a program averaging principal plus earnings from a Fixed Allocation must be designed to last that Fixed Allocation's entire current Guarantee Period; (e) dollar cost averaging transfers from a Fixed Allocation are not subject to the MVA; and (f) you may not simultaneously use Account Value in any Fixed Allocation to participate in dollar cost averaging and receive Systematic Withdrawals or Minimum
Distributions from such Fixed Allocation (see "Systematic Withdrawals" and "Minimum Distributions").

Rebalancing: We may offer, during the accumulation phase, automatic quarterly, semi-annual or annual rebalancing among the variable investment options of your choice. This provides the convenience of automatic rebalancing without having to provide us instructions on a periodic basis. Failure to choose this option does not prevent you from providing us with transfer instructions from time-to-time that have the effect of rebalancing. It also does not prevent other requested transfers from being transacted.

Under this program, Account Values in variable investment options are rebalanced quarterly, semi-annually or annually, as applicable, to the percentages you request. The rebalancing may occur quarterly, semi-annually or annually based upon the Issue Date anniversary. If a transfer is requested prior to the date Account Values are to be rebalanced while an automatic rebalancing program is in effect, we automatically alter the rebalancing percentages going forward (unless we receive alternate instructions) to the ratios between Account Values in the variable investment options as of the effective date of such requested transfer once it has been processed. Automatic rebalancing is delayed one calendar quarter if Account Value is being maintained in the AVP Money Market Sub-account for the duration of your Annuity's "free-look" period and rebalancing would otherwise occur during such period (see "Allocation of Net Purchase Payments").

You may change the percentage allocable to each variable investment option at any time. However, you may not choose to allocate less than 5% of Account Value to any variable investment option.

We do not offer automatic rebalancing in connection with Fixed Allocations. The Account Value of your Annuity must be at least $10,000 when we receive your automatic rebalancing request. You may maintain Account Value in at least two and not more than ten variable investment options when using a rebalancing program. You may not simultaneously participate in rebalancing and dollar cost averaging. Rebalancing also is not available when a program of Systematic Withdrawals of earnings or earnings plus principal is in effect.

For purposes of determining the number of transfers made in any Annuity Year, all rebalancing transfers made on the same day are treated as one transfer. We reserve the right to charge a processing fee for signing up for this service.

To elect to participate or to terminate participation in automatic rebalancing, we may require instructions In Writing at our Office in a form satisfactory to us.

         Distributions: Distributions available from your Annuity during the accumulation phase include surrender, medically-related surrender, free withdrawals, partial withdrawals, Systematic Withdrawals, (including Minimum Distributions in relation to qualified plans) and a death benefit. In the payout phase we pay annuity payments. Distributions from your Annuity generally are subject to taxation, and may be subject to a tax penalty as well (see "Certain Tax Considerations"). You may wish to consult a professional tax advisor for tax advice prior to exercising any right to an elective distribution. During the accumulation phase, any distribution other than a death benefit: (a) must occur prior to any death that would cause a death benefit to become payable; and (b) will occur subsequent to our receipt of a completed request In Writing. Distributions from your Annuity of any amounts derived from Purchase Payments paid by personal check may be delayed until such time as the check has cleared the applicable financial institution upon which such check was drawn.

                  Surrender: Surrender of your Annuity for its Surrender Value is permitted during the accumulation phase. A contingent deferred sales charge may apply to such surrender (see "Contingent Deferred Sales Charge"). Your Annuity must accompany your surrender request.

                  Medically-Related Surrender: Where permitted by law, you may apply to surrender your Annuity prior to the Annuity Date without application of any contingent deferred sales charge, upon occurrence of a "Contingency Event". This waiver of any applicable contingent deferred sales charge is subject to our rules, including but not limited to the following: (a) the Annuitant must be living as of the date we pay the proceeds of such surrender request; (b) if the Owner is one or more natural persons, all such Owners must also be living at such time; (c) we must receive satisfactory proof of the Annuitant's confinement or Fatal Illness In Writing; and (d) this benefit is not available if the total Purchase Payments received exceed $500,000.00 for all annuities issued by us with this benefit for which the same person is named as Annuitant. For contracts issued before May 1, 1996 a "Contingency Event" occurs if the Annuitant is:

         (1) First confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or

         (2) First diagnosed as having a "Fatal Illness" while your Annuity is in force.

For contracts issued on or after May 1, 1996, and where allowed by law, the Annuitant must have been named or any changes of Annuitant must have been accepted by us, prior to the "Contingent Event" described above, in order to qualify for a medically-related surrender.

"Medical Care Facility" means any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed "Physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting. "Fatal Illness" means a condition diagnosed by a licensed "Physician" which is expected to result in death within 2 years for 80% of the diagnosed cases. "Physician" means a person other than you, the Annuitant or a member of either your or the Annuitant's families who is state licensed to give medical care or treatment and is acting within the scope of that license. Specific details and definitions of terms in relation to this benefit may differ in certain jurisdictions.

                  Free Withdrawals: Each Annuity Year in the accumulation phase you may withdraw a limited amount of Account Value without application of any applicable contingent deferred sales charge. Such free withdrawals are available to meet liquidity needs. Free withdrawals are not available at the time of a surrender of an Annuity. Withdrawals of any type made prior to age 59 1/2 may be subject to a 10% tax penalty (see "Penalty on Distributions").

Your free withdrawal request must be at least $100. Amounts received as Systematic Withdrawals or as Minimum Distributions are deemed to come first from the amount available under this Free Withdrawal provision (see "Systematic Withdrawals" and "Minimum Distributions"). You may also request to receive as a lump sum any free withdrawal amount not already received that Annuity Year under a plan of Systematic Withdrawals or as Minimum Distributions.

The maximum amount available as a free withdrawal during an Annuity Year is the greater of your Annuity's "growth" or 10% of "new" Purchase Payments. "Growth" equals the then current Account Value less all "unliquidated" Purchase Payments and less the value at the time credited of any Additional Amounts (see "Breakpoints"). "Unliquidated" means not previously surrendered or withdrawn. "New" Purchase Payments are those received in the seven (7) years prior to the date as of which a free withdrawal occurs. For purposes of the contingent deferred sales charge, amounts withdrawn as a free withdrawal are not considered a liquidation of Purchase Payments. Therefore, any free withdrawal of new Purchase Payments will not reduce the amount of any applicable contingent deferred sales charge upon surrender.

                  Partial Withdrawals: You may withdraw part of your Surrender Value. The minimum partial withdrawal is $100. The Surrender Value that must remain in the Annuity as of the date of this transaction is $1,000. If the amount of the partial withdrawal request exceeds the maximum amount available, we reserve the right to treat your request as one for a full surrender.

On a partial withdrawal, the contingent deferred sales charge is assessed against any "unliquidated" "new" Purchase Payments withdrawn. "Unliquidated" means not previously surrendered or withdrawn. For these purposes, amounts are deemed to be withdrawn in the following order:

         (1) From any amount then available as a free withdrawal; then from

         (2) "Old" Purchase Payments (Purchase Payments allocated to Account Value more than seven years prior to the partial withdrawal); then from

         (3) "New" Purchase Payments (If there are multiple "new" Purchase Payments, the one received earliest is liquidated first, then the one received next earliest, and so forth); then from

         (4) Other Surrender Value.

                  Systematic Withdrawals: We offer Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. However, we will permit Systematic Withdrawals from Fixed Allocations of principal plus earnings in connection with a program of "substantially equal periodic payments" designed to meet the requirements of Section 72(t) of the Code, as described in more detail below. A program of Systematic Withdrawals begins on the date we accept, at our Office, your request for such a program. Systematic Withdrawals are deemed to be withdrawn from Surrender Value in the same order as partial withdrawals for purposes of determining if the contingent deferred sales charge applies. Penalties may apply (see "Free Withdrawals".)

A Systematic Withdrawal from a Fixed Allocation is not subject to the MVA unless it is part of a program of withdrawals of principal plus earnings which we allow in conjunction with a program of "substantially equal periodic payments" designed to meet the requirements of Section 72(t) of the Code. We calculate the Fixed Allocation's credited interest since the prior withdrawal as A minus B, plus C, where:

         A is the Interim Value of the applicable Fixed Allocation as of the date of the Systematic Withdrawal;

         B is the Interim Value of the applicable Fixed Allocation as of the later of the beginning of its then current Guarantee Period or the beginning of the Systematic Withdrawal program; and

         C is the total of all partial or free withdrawals and any transfers from such Fixed Allocation since the later of the beginning of its then current Guarantee Period or the beginning of the Systematic Withdrawal program.

We offer Systematic Withdrawals on a monthly, quarterly, semi-annual or annual basis. You may not simultaneously receive Systematic Withdrawals from a Fixed Allocation and participate in a dollar cost averaging program under which Account Value is transferred from the same Fixed Allocation (see "Dollar Cost Averaging"). Systematic Withdrawals are not concurrently available while you are taking any Minimum Distributions (see "Minimum Distributions"). Systematic Withdrawals of earnings or earnings plus principal are not available while any rebalancing or asset allocation program is in effect in relation to your Annuity.

The Surrender Value of your Annuity must be at least $20,000 when you begin a program of Systematic Withdrawals. The minimum for each Systematic Withdrawal is $100. For any scheduled Systematic Withdrawal other than the last that does not meet this minimum, we reserve the right to defer such a withdrawal and add the amount that would have been withdrawn to the amount that is to be withdrawn at the next Systematic Withdrawal.

If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 408, or 403(b) of the Code,
Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions in any Annuity Year received under this provision that exceed the maximum amount available as a free withdrawal are subject to contingent deferred sales charges. If distributions are to be taken from Fixed Allocations pursuant to a program based on payments of principal and earnings, such amounts will be subject to the MVA. To receive distributions in the form of "substantially equal periodic payments" in accordance with the exception to the 10% penalty tax found in
Section 72(t) of the Code, you must provide us with certain required information In Writing on a form acceptable to us.

We reserve  the right to charge a  processing  fee for this  service.  Should we
suspend  or  cancel  offering   Systematic   Withdrawals,   such  suspension  or
cancellation will not affect any Systematic Withdrawal programs then in effect.

                  Minimum Distributions: Minimum Distributions are a specific type of Systematic Withdrawal program. Minimum Distributions are subject to all the rules applicable to Systematic Withdrawals unless we specifically indicate that one or more of such rules do not apply. In addition, certain rules apply only to Minimum Distributions.

You may elect to have us calculate Minimum Distributions annually if your Annuity is being used for certain qualified purposes under the Code. Requests to calculate a Minimum Distribution amount must be made three (3) days prior to the date that your Minimum Distribution payment is processed to allow for calculation and processing of the required amount. We calculate such amounts assuming the Minimum Distribution amount is based solely on the value of your Annuity. The required Minimum Distribution amounts applicable to your particular situation may depend on other annuities, savings or investments of which we are unaware, so that the required amount may be greater than the Minimum Distribution amount we calculate based on the value of your Annuity. We reserve the right to charge a fee for each annual calculation. Minimum Distributions are not concurrently available with any other programs of Systematic Withdrawals. You may elect to have the Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum for Systematic Withdrawals does not apply to Minimum Distributions.

Each Minimum Distribution will be taken from the investment options you select. However, the portion of any Minimum Distribution that can be taken from any Fixed Allocations may not exceed the then current ratio between your Account Value in all Fixed Allocations you maintain and your total Account Value. No MVA applies to any portion of Minimum Distributions taken from Fixed Allocations. Minimum Distributions are not available from any Fixed Allocations if such Fixed Allocation is being used in a dollar cost averaging program (see "Dollar Cost Averaging"). Minimum Distributions from Fixed Allocations are not subject to the limitation on Systematic Withdrawals that limits a program of Systematic
Withdrawals from Fixed Allocations only to earnings accrued after program inception.

No contingent deferred sales charge is assessed against amounts withdrawn as a Minimum Distribution, but only to the extent of the Minimum Distribution required from your Annuity at the time it is taken. The contingent deferred sales charge may apply to additional amounts withdrawn to meet minimum distribution requirements in relation to other retirement programs you may maintain.

                  Death Benefit: In the accumulation phase, a death benefit is payable. If the Annuity is owned by one or more natural persons, it is payable upon the first death of such Owners. If the Annuity is owned by an entity, the death benefit is payable upon the Annuitant's death (if there is no Contingent Annuitant). For applicable deaths occurring prior to age 85 of the deceased, the death benefit is the greater of (a) or (b), less any remaining contingent deferred sales charge if the deceased was age 75 or greater at the time of death, where: (a) is your Account Value in any Sub-accounts plus the Interim Value of your Fixed Allocations; and (b) is the minimum death benefit. The minimum death benefit is the total of each Purchase Payment growing daily at the equivalent of 5% per year starting as to each Purchase Payment on the date it is allocated to the Account Value, less the total of each withdrawal, of any type, growing daily at the equivalent of 5% per year, starting as of the date of each such withdrawal. However, this minimum death benefit may not exceed 200% of (A) minus (B), where: (A) is the total of all Purchase Payments received; and (B) is the total of all withdrawals of any type. Where allowed by law, for applicable deaths occurring on or after age 85 of the deceased, the death benefit is the Surrender Value.

The  amount of the death  benefit  is  determined  as of the date we  receive In
Writing:  "due proof of death". The following  constitutes "due proof of death":
(a)(i) a certified copy of a death certificate, (ii) a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or (iii) any other proof satisfactory to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the mode of payment of the death benefit, if not previously elected by the Owner. The death benefit is reduced by any annuity payments made prior to the date we receive In Writing such due proof of death.


If the death benefit becomes payable prior to the Annuity Date due to the death of the Owner and the Beneficiary is the Owner's spouse, then in lieu of receiving the death benefit, such Owner's spouse may elect to be treated as an Owner and continue the Annuity at its current Account Value, subject to its terms and conditions. An Owner's spouse may only assume ownership of the Annuity if such spouse is designated as the sole primary Beneficiary.


In the event of your death, the benefit must be distributed within: (a) five years of the date of death; or (b) over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Distribution after your death to be paid under (b) above must commence within one year of the date of death.

If the Annuitant dies before the Annuity Date, the Contingent Annuitant will become the Annuitant. If the Annuity is owned by one or more natural persons, the oldest of any such Owners not named as the Annuitant immediately becomes the Contingent Annuitant if: (a) the Contingent Annuitant predeceases the Annuitant; or (b) if you do not designate a Contingent Annuitant.

In the payout phase, we continue to pay any "certain" payments (payments not contingent on the continuance of any life) to the Beneficiary subsequent to the death of the Annuitant. For Annuities issued subsequent to our implementation of the change, we do not guarantee any commutation rights unless required by law. For Annuities issued prior to implementation of such change, we will commute any remaining "certain" payments and pay a lump sum if elected by you or, in the absence of specific instructions by you, by the Beneficiary. To the extent permitted by law, we will commute any "certain" payments pursuant to such Annuities using the same interest rate assumed in determining the annuity payments then due.

In the payout phase, we distribute any payments due subsequent to the death of any Owner at least as rapidly as under the method of distribution in effect as of the date of such Owner's death.

                  Annuity Payments: Annuity payments can be guaranteed for life, for a certain period, or for a certain period and life. We make available fixed payments, and as of the date of this Prospectus, adjustable payments (payments which may or may not be changed on specified adjustment dates based on annuity purchase rates we are then making available to annuities of the same class). We may or may not be making adjustable annuities available on the Annuity Date. To the extent there is any tax basis in the annuity, a portion of each annuity payment is treated for tax purposes as a return of such basis until such tax basis is exhausted. The amount deemed such a return of basis is determined in accordance with the requirements of the Code (see "Certain Tax Considerations").

You may choose an Annuity Date, an annuity option and the frequency of annuity payments when you purchase an Annuity, or at a later date. Your choice of Annuity Date and annuity option may be limited depending on your use of the Annuity and the applicable jurisdiction. Subject to our rules, you may choose an Annuity Date, option and frequency of payments suitable to your needs and circumstances. You should consult with competent tax and financial advisors as to the appropriateness of any such choice. For Annuities subject to Pennsylvania law, the Annuity Date may not exceed the first day of the calendar month following the Annuitant's 85th birthday.

You may change your choices at any time up to 30 days before the earlier of: (a) the date we would have applied your Account Value to an annuity option had you not made the change; or (b) the date we will apply your Account Value to an annuity option in relation to the new Annuity Date you are then selecting. You must request this change In Writing. The Annuity Date must be the first or the fifteenth day of a calendar month.

In the absence of an election In Writing: (a) the Annuity Date is the first day of the calendar month first following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt at our Office of your request to purchase an Annuity; and (b) fixed monthly payments will commence under option 2, described below, with 10 years certain. For Annuities subject to Pennsylvania law, in the absence of an election In Writing: (a) the Annuity Date is the first day of the calendar month following the Annuitant's 85th birthday; and (b) fixed monthly payments will commence under Option 2, described below with 10 years certain. The amount to be applied is your Annuity's Account Value 15 business days prior to the Annuity Date. In determining your annuity payments, we credit interest using our then current crediting rate for this purpose, which is not less than 3% of interest per year, between the date Account Value is applied to an annuity option and the Annuity Date. If there is any remaining contingent deferred sales charge applicable as of the Annuity Date, then the annuity option you select must include a certain period of not less than 5 years' duration. As a result of this rule, making additional Purchase Payments within seven years of the Annuity Date will prevent you from choosing an annuity option with a certain period of less than 5 years' duration. Annuity options in addition to those shown are available with our consent. The minimum initial amount payable under the adjustable or the fixed annuity option is the minimum initial annuity amount we allow under our then current rules. Should you wish to receive a lump sum payment, you must request to surrender your Annuity prior to the Annuity Date (see "Surrender"). The 3% interest rate noted above is 4% for Annuities issued prior to the date we implemented this change.

You may elect to have any amount of the proceeds due to the Beneficiary applied under any of the options described below. Except where a lower amount is required by law, the minimum monthly annuity payment is $50.

If you have not made an election prior to proceeds becoming due, the Beneficiary may elect to receive the death benefit under one of the annuity options. However, if you made an election, the Beneficiary may not alter such election.

For purposes of the annuity options described below, the term "key life" means the person or persons upon whose life any payments dependent upon the continuation of life are based.

         (1) Option 1 - Payments for Life: Under this option, income is payable periodically prior to the death of the key life, terminating with the last payment due prior to such death. Since no minimum number of payments is guaranteed, this option offers the maximum level of periodic payments of the annuity options. It is possible that the only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

         (2)  Option 2 -  Payments  for Life with 10,  15, or 20 Years  Certain:
Under this option, income is payable periodically for 10, 15, or 20 years, as selected, and thereafter until the death of the key life. Should the death of the key life occur before the end of the period selected, the remaining payments are paid to the Beneficiary to the end of such period.

         (3) Option 3 - Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death.

         (4) Option 4 - Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. The number of years is subject to our then current rules. Should the payee die before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on how long we expect any key life to live. Therefore, that portion of the mortality risk charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option.

The first payment varies according to the annuity options and payment frequency selected. The first periodic payment is determined by multiplying the Account Value (expressed in thousands of dollars) as of the close of business on the fifteenth day preceding the Annuity Date, plus interest at not less than 3% per year from such date to the Annuity Date, by the amount of the first periodic payment per $1,000 of value obtained from our annuity rates for that type of annuity and for the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with ages set back one year for males and two years for females and with an assumed interest rate of 4% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life. The 3% interest rates noted above are 4% for Annuities issued prior to the date we implemented this change.

                  Qualified Plan Withdrawal Limitations: The Annuities are endorsed such that there are surrender or withdrawal limitations when used in relation to certain retirement plans for employees which are designed to qualify under various sections of the Code. These limitations do not affect certain roll-overs or exchanges between qualified plans. Distribution of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Code section 403(b)), or attributable to transfers to a tax sheltered annuity from a custodial account (as defined in Code section 403(b)(7)), is restricted to the employee's: (a) separation from service; (b) death; (c)
disability (as defined in Section 72(m)(7) of the Code); (d) reaching age 59 1/2; or (e) hardship. Hardship withdrawals are restricted to amounts attributable to salary reduction contributions, and do not include investment results. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made and investment results earned prior to dates specified in the Code. In addition, the limitation on hardship withdrawals does not apply to salary reduction contributions made and investment results earned prior to dates specified in the Code which have been transferred from custodial accounts. Rollovers from the types of plans noted to another qualified plan or to an individual retirement account or individual retirement annuity are not subject to the limitations noted. Certain distributions, including rollovers, that are not transferred directly to the trustee of another qualified plan, the custodian of an individual retirement account or the issuer of an individual retirement annuity may be subject to automatic 20% withholding for Federal income tax. This may also trigger withholding for state income taxes (see "Certain Tax Considerations").

We may make annuities available through the Texas Optional Retirement Program subsequent to receipt of the required regulatory approvals and implementation. In addition to the restrictions required for such Annuities to qualify under
Section 403(b) of the Code, Annuities issued in the Texas Optional Retirement Program are amended as follows: (a) no benefits are payable unless you die during, or are retired or terminated from, employment in all Texas institutions of higher education; and (b) if a second year of participation in such program is not begun, the total first year State of Texas contribution will be returned, upon its request, to the appropriate institute of higher education.

With respect to the restrictions on withdrawals set forth above, the Company is relying upon: (1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under section 403(b) of the Code, the requirements of which have been complied with by the Company; and (2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by the Company.

         Pricing of Transfers and Distributions: We "price" transfers and distributions on the dates indicated below:


         (1) We price "scheduled" transfers and distributions as of the date such transactions are so scheduled. However, if a transaction is "scheduled" to occur on a day other than a Valuation Day, such transaction will be processed and priced on the last Valuation Day prior to the scheduled transaction.
"Scheduled" transactions include transfers under a dollar cost averaging program, Systematic Withdrawals, Minimum Distributions, transfers previously scheduled with us at our Office pursuant to any on-going rebalancing, asset allocation or similar program, and annuity payments.


         (2) We price  "unscheduled"  transfers,  partial  withdrawals  and free withdrawals as of the date we receive at our Office the request for such transactions. "Unscheduled" transfers include any transfers processed in conjunction with any market timing program, or transfers not previously scheduled with us at our Office pursuant to any rebalancing, asset allocation or similar program which you authorize to be employed on you behalf. "Unscheduled" transfers received pursuant to an authorization to accept transfers, using voice or data transmission over the phone are priced as of the Valuation Period we receive the request at our Office for such transactions.

         (3) We price surrenders, medically-related surrenders and death benefits as of the date we receive at our Office all materials we require for such transactions and such materials are satisfactory to us (see "Surrenders", "Medically-related Surrenders" and "Death Benefits").

The pricing of transfers and distributions involving Sub-accounts includes the determination of applicable Unit Price for the Units transferred or distributed. The pricing of transfers and distributions involving Fixed Allocations includes the determination of any applicable MVA. Any applicable MVA alters the amount available when all the Account Value in a Fixed Allocation is being transferred or distributed. Any applicable MVA alters the amount of Interim Value needed when only a portion of the Account Value is being transferred or distributed. Unit Prices may change each Valuation Period to reflect the investment performance of the Sub-accounts. The MVA applicable to each Fixed Allocation changes once each month and also each time we declare a different rate for new Fixed Allocations. Payment (but not pricing) is subject to our right to defer transactions for a limited period (see "Deferral of Transactions").

         Voting Rights: You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the underlying mutual fund portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account from various classes that may invest in the same underlying mutual fund portfolio.

The number of votes for an underlying mutual fund portfolio will be determined as of the record date for such underlying mutual fund portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement; (d) any change in the fundamental investment policy; and (e) any other matter requiring a vote of the shareholders.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

         Transfers, Assignments or Pledges: Generally, your rights in an Annuity may be transferred, assigned or pledged for loans at any time. However, these rights may be limited depending on your use of the Annuity. These transactions may be subject to income taxes and certain penalty taxes (see "Certain Tax Considerations"). You may transfer, assign or pledge your rights to another person at any time, prior to any death upon which the death benefit is payable. You must request a transfer or provide us a copy of the assignment In Writing. A transfer or assignment is subject to our acceptance. Prior to receipt of this notice, we will not be deemed to know of or be obligated under any assignment prior to our receipt and acceptance thereof. We assume no responsibility for the validity or sufficiency of any assignment.


         Reports to You: We send any statements and reports required by applicable law or regulation to you at your last known address of record. Owners should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at http://www.americanskandia.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. Instead of immediately confirming transactions made pursuant to some type of periodic transfer program (such as a dollar cost averaging program) or a periodic Purchase Payment program, such as a salary reduction arrangement, we may confirm such transactions in quarterly statements. You should review the information in these statements carefully. All errors or corrections must be reported to us at our Office as soon as possible and no later than the date below to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 10 days from the date you receive the confirmation. For transactions that are only confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 10 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 10 day period. We may also send an annual report and a semi-annual report containing financial statements for the applicable Sub-accounts, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website of other electronic means.


SALE OF THE ANNUITIES: American Skandia Marketing, Incorporated ("ASM, Inc."), a wholly-owned subsidiary of American Skandia Investment Holding Corporation, acts as the principal underwriter of the Annuities. ASM, Inc.'s principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM, Inc. is a member of the National Association of Securities Dealers, Inc.
("NASD").

         Distribution: ASM, Inc. will enter into distribution agreements with certain broker-dealers registered under the Securities and Exchange Act of 1934 or with entities which may otherwise offer the Annuities that are exempt from such registration. Under such distribution agreements such broker-dealers or entities may offer Annuities to persons who have established an account with the broker-dealer or entity. In addition, ASM, Inc. may offer Annuities directly to potential purchasers. The maximum initial concession to be paid on premiums received is 7.5% and a portion of compensation may be paid from time to time based on all or a portion of Account Value. We reserve the right to base concessions from time-to-time on the investment options chosen by Annuity Owners, including investment options that may be deemed our "affiliates" or "affiliates" of ASM, Inc. under the Investment Company Act of 1940.

         Advertising: We may advertise certain information regarding the performance of the investment options. Details on how we calculate performance measures for the Sub-accounts are found in the Statement of Additional Information. This performance information may help you review the performance of the investment options and provide a basis for comparison with other annuities. This information may be less useful when comparing the performance of the investment options with other savings or investment vehicles. Such other investments may not provide some of the benefits of annuities, or may not be designed for long-term investment purposes. Additionally other savings or investment vehicles may not be treated like annuities under the Code.

The information we may advertise regarding the Fixed Allocations may include the then current interest rates we are crediting to new Fixed Allocations. Information on Current Rates will be as of the date specified in such advertisement. Rates will be included in advertisements to the extent permitted by law. Given that the actual rates applicable to any Fixed Allocation are as of the date of any such Fixed Allocation's Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Performance information on the Sub-accounts is based on past performance only and is no indication of future performance. Performance of the Sub-accounts should not be considered a representation of the performance of such Sub-accounts in the future. Performance of the Sub-accounts is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual fund portfolios and upon prevailing market conditions and the response of the underlying mutual fund portfolios to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual fund portfolios. Such changes are reflected, in turn, in the Sub-account which invest in such underlying mutual fund portfolio. In addition, the amount of charges assessed against each Sub-account will affect performance.

Some of the underlying mutual fund portfolios existed prior to the inception of these Sub-accounts. Performance quoted in advertising regarding such Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial offering of the Annuities, or periods during which the underlying mutual fund portfolios have been in existence, but the Sub-accounts have not. Such hypothetical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts.

As part of any advertisement of Standard Total Return, we may advertise the "Non-Standard Total Return" of the Sub-accounts. Non-Standard Total Return does not take into consideration the Annuity's contingent deferred sales charge and/or the Annual Maintenance Fee.

Advertisements   we  distribute   may  also  compare  the   performance  of  our
Sub-accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Shearson Lehman Bond Index, the Frank Russell non-U.S. Universal Mean, the Morgan Stanley Capital International Index of Europe, Asia and Far East Funds, and the Morgan Stanley Capital International World Index; and/or (b) other management investment companies with investment objectives similar to the mutual fund portfolios underlying the Sub-accounts being prepared. This may include the performance ranking assigned by various publications, including but not limited to the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today and statistical services, including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, SEI, the Morningstar Mutual Fund Sourcebook and the Morningstar Variable Annuity/Life Sourcebook.

American Skandia Life Assurance Corporation may advertise its rankings and/or ratings by independent financial ratings services. Such rankings may help you in evaluating our ability to meet our obligations in relation to Fixed Allocations, pay minimum death benefits, pay annuity payments or administer Annuities. Such rankings and ratings do not reflect or relate to the performance of Separate Account B.

CERTAIN TAX CONSIDERATIONS: The following is a brief summary of certain Federal income tax laws as they are currently interpreted. No one can be certain that the laws or interpretations will remain unchanged or that agencies or courts will always agree as to how the tax law or regulations are to be interpreted. This discussion is not intended as tax advice. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

         Our Tax Considerations:  We are taxed as a life insurance company under
Part I, subchapter L, of the Code.

         Tax Considerations Relating to Your Annuity: Section 72 of the Code governs the taxation of annuities in general. Taxation of an annuity is largely dependent upon: (a) whether it is used in a qualified pension or profit sharing plan or other retirement arrangement eligible for special treatment under the Code; and (b) the status of the beneficial owner as either a natural or non-natural person (when the annuity is not used in a retirement plan eligible for special tax treatment). Non-natural persons include corporations, trusts, and partnerships, except where these entities own an annuity as an agent or nominal owner for a natural person who is the beneficial owner. Natural persons are individuals.

         Non-natural Persons: Any increase during a tax year in the value of an annuity if not used in a retirement plan eligible for special treatment under the Code is currently includible in the gross income of a non-natural person that is the contractholder. There are exceptions if an annuity is held by: (a) a structured settlement company; (b) an employer with respect to a terminated pension plan; (c) entities other than employers, such as a trust, holding an annuity as an agent for a natural person; or (d) a decedent's estate by reason of the death of the decedent.

         Natural Persons: Increases in the value of an annuity when the contractholder is a natural person generally are not taxed until distribution occurs. Distribution can be in a lump sum payment or in annuity payments under the annuity option elected. Certain other transactions may be deemed to be a distribution. The provisions of Section 72 of the Code concerning these distributions are summarized briefly below.

         Distributions: Generally, distributions received before the annuity payments begin are treated as being derived first from "income on the contract" and includible in gross income. The amount of the distribution exceeding "income on the contract" is not included in gross income. "Income on the contract" for an annuity is computed by subtracting from the value of all "related contracts" (our term, discussed below) the taxpayer's "investment in the contract": an amount equal to total purchase payments for all "related contracts" less any previous distributions or portions of such distributions from such "related contracts" not includible in gross income. "Investment in the contract" may be affected by whether an annuity or any "related contract" was purchased as part of a tax-free exchange of life insurance or annuity contracts under Section 1035 of the Code.

"Related contracts" may mean all annuity contracts or certificates evidencing participation in a group annuity contract for which the taxpayer is the policyholder and which are issued by the same insurer within the same calendar year, irrespective of the named annuitants. It is clear that "related contracts" include contracts prior to when annuity payments begin. However, there may be circumstances under which "related contracts" may include contracts recognized as immediate annuities under state insurance law or annuities for which annuity payments have begun. In a ruling addressing the applicability of a penalty on distributions, the Internal Revenue Service treated distributions from a contract recognized as an immediate annuity under state insurance law like distributions from a deferred annuity. The situation addressed by such ruling included the fact that: (a) the immediate annuity was obtained pursuant to an exchange of contracts; and (b) the purchase payments for the exchanged contract were contributed more than one year prior to the first annuity payment payable under the immediate annuity. This ruling also may or may not imply that annuity payments from a deferred annuity on or after its annuity date may be treated the same as distributions prior to the annuity date if such deferred annuity was:
(a) obtained pursuant to an exchange of contracts; and (b) the purchase payments for the exchanged contract were made or may be deemed to have been made more than one year prior to the first annuity payment.

If "related contracts" include immediate annuities or annuities for which annuity payments have begun, then "related contracts" would have to be taken into consideration in determining the taxable portion of each annuity payment (as outlined in the "Annuity Payments" subsection below) as well as in determining the taxable portion of distributions from an annuity or any "related contracts" before annuity payments have begun. We cannot guarantee that immediate annuities or annuities for which annuity payments have begun could not be deemed to be "related contracts". You are particularly cautioned to seek advice from your own tax advisor on this matter.

Amounts received under a contract on its complete surrender, redemption, or maturity are includible in gross income to the extent that they exceed the cost of the contract, i.e., they exceed the total premiums or other consideration paid for the contract minus amounts received under the contract that were not reportable as gross income.

         Loans, Assignments and Pledges: Any amount received directly or indirectly as a loan from, or any assignment or pledge of any portion of the value of an annuity before annuity payments have begun are treated as a distribution subject to taxation under the distribution rules set forth above. Any gain in an annuity subsequent to the assignment or pledge of an entire annuity while such assignment or pledge remains in effect is treated as "income on the contract" in the year in which it is earned. For annuities not issued for use as qualified plans (see "Tax Considerations When Using Annuities in Conjunction with Qualified Plans"), the cost basis of the annuity is increased by the amount of any assignment or pledge includible in gross income. The cost basis is not affected by any repayment of any loan for which the annuity is collateral or by payment of any interest thereon.

         Gifts: The gift of an annuity to other than the spouse of the contract holder (or former spouse incident to a divorce) is treated for income tax purposes as a distribution.


         Penalty on Distributions: Subject to certain exceptions, any distribution from an annuity not used in conjunction with qualified plans is subject to a penalty equal to 10% of the amount includible in gross income. This penalty does not apply to certain distributions, including: (a) distributions made on or after the taxpayer's age 59 1/2 ; (b) distributions made on or after the death of the holder of the contract, or, where the holder of the contract is not a natural person, the death of the annuitant; (c) distributions attributable to the taxpayer's becoming disabled; (d) distributions which are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer (or the joint lives of the taxpayer and the taxpayer's Beneficiary); (e) distributions of amounts which are allocable to "investments in the contract" made prior to August 14, 1982; (f) payments under an immediate annuity as defined in the Code; (g) distributions under a qualified funding asset under Code Section 130(d); or (h) distributions from an annuity purchased by an employer on the termination of a qualified pension plan that is held by the employer until the employee separates from service. With respect to Roth IRAs only, distributions are not subject to federal income tax or the 10% penalty tax if five (5) tax years have passed since the first contribution was made or any conversion from a traditional IRA was made, and the distribution is made (a) once the taxpayer is age 59 1/2 or older, (b) upon the death or disability of the taxpayer, or (c) for qualified first-time home buyer expenses, subject to certain limitations. Distributions from a Roth IRA that are not "qualified" as described above may be subject to a penalty tax.


Any modification, other than by reason of death or disability, of distributions which are part of a scheduled series of substantially equal periodic payments as noted in (d), above, that occur before the taxpayer's age 59 1/2 or within 5 years of the first of such scheduled payments will result in the requirement to pay the taxes that would have been due had the payments been treated as subject to tax in the years received, plus interest for the deferral period. It is our understanding that the Internal Revenue Service does not consider a scheduled series of distributions to qualify under (d), above, if the holder of the annuity retains the right to modify such distributions at will, even if such right is not exercised, or, for a variable annuity, if the distributions are not based on a substantially equal number of Units, rather than a substantially equal dollar amount.

The Internal Revenue Service has ruled that the exception to the 10% penalty described above for "non-qualified" immediate annuities as defined under the Code may not apply to annuity payments under a contract recognized as an immediate annuity under state insurance law obtained pursuant to an exchange of contracts if: (a) purchase payments for the exchanged contract were contributed or deemed to be contributed more than one year prior to the first annuity payment payable under the immediate annuity; and (b) the annuity payments under the immediate annuity do not meet the requirements of any other exception to the 10% penalty. This ruling may or may not imply that the exception to the 10% penalty may not apply to annuity payments paid pursuant to a deferred annuity obtained pursuant to an exchange of contract if: (a) purchase payments for the exchanged contract were contributed or may be deemed to be contributed more than one year prior to the first annuity payment pursuant to the deferred annuity contract; or (b) the annuity payments pursuant to the deferred annuity do not meet the requirements of any other exception to the 10% penalty.

         Annuity Payments: The taxable portion of each payment received as an annuity on or after the annuity start date is determined by a formula which establishes the ratio that "investment in the contract" bears to the total value of annuity payments to be made. However, the total amount excluded under this ratio is limited to the "investment in the contract". The formula differs between fixed and variable annuity payments. Where the annuity payments cease because of the death of the person upon whose life payments are based and, as of the date of death, the amount of annuity payments excluded from taxable income by the exclusion ratio does not exceed the investment in the contract, then the remaining portion of unrecovered investment is allowed as a deduction in the tax year of such death.

         Tax Free Exchanges: Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an annuity is obtained by a tax-free exchange of a life insurance, annuity or endowment contract purchased prior to August 14, 1982, then any distributions other than as annuity payments which do not exceed the portion of the "investment in the contract" (purchase payments made into the other contract, less prior distributions) prior to August 14, 1982, are not included in taxable income. In all other respects, the general provisions of the Code apply to distributions from annuities obtained as part of such an exchange.

         Transfers Between Investment Options: Transfers between investment options are not subject to taxation. The Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. Such guidelines may or may not address the number of investment options or the number of transfers between investment options offered under a variable annuity. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. It is also not known what effect, if any, such guidelines may have on transfers between the investment options of the Annuity offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the Sub-accounts, required to comply with such guidelines if promulgated.


         Estate and Gift Tax Considerations: You should obtain competent tax advice with respect to possible federal and state estate and gift tax consequences flowing from the ownership and transfer of annuities.

         Generation-Skipping Transfers: Under the Code certain taxes may be due when all or part of an annuity is transferred to or a death benefit is paid to an individual two or more generations younger than the contract holder. These generation-skipping transfers generally include those subject to federal estate or gift tax rules. There is an aggregate $1 million exemption from taxes for all such transfers. We may be required to determine whether a transaction is a direct skip as defined in the Code and the amount of the resulting tax. We will deduct from your Annuity or from any applicable payment treated as a direct skip any amount of tax we are required to pay.


         Diversification: Section 817(h) of the Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of insurance companies). The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. We believe the underlying mutual fund portfolios should comply with the terms of these regulations.

         Federal Income Tax Withholding: Section 3405 of the Code provides for Federal income tax withholding on the portion of a distribution which is includible in the gross income of the recipient. Amounts to be withheld depend upon the nature of the distribution. However, under most circumstances a recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by filing a completed election form with us.

Certain distributions, including rollovers, from most retirement plans, may be subject to automatic 20% withholding for Federal income taxes. This will not apply to: (a) any portion of a distribution paid as Minimum Distributions; (b) direct transfers to the trustee of another retirement plan; (c) distributions from an individual retirement account or individual retirement annuity; (d) distributions made as substantially equal periodic payments for the life or life expectancy of the participant in the retirement plan or the life or life expectancy of such participant and his or her designated beneficiary under such plan; and (e) certain other distributions where automatic 20% withholding may not apply.

         Tax  Considerations  When Using Annuities in Conjunction with Qualified
Plans: There are various types of qualified plans for which an annuity may be suitable. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity used to fund such benefits ("qualified contract"). We have provided below general descriptions of the types of qualified plans in conjunction with which we may issue an Annuity. These descriptions are not exhaustive and are for general informational purposes only. We are not obligated to make or continue to make new Annuities available for use with all the types of qualified plans shown below.

The tax rules regarding qualified plans are complex. The application of these rules depends on individual facts and circumstances. Before purchasing an Annuity for use in funding a qualified plan, you should obtain competent tax advice, both as to the tax treatment and suitability of such an investment.

Qualified contracts include special provisions changing or restricting certain rights and benefits otherwise available to non-qualified annuities. You should read your Annuity carefully to review any such changes or limitations. The changes and limitations may include, but may not be limited to, restrictions on ownership, transferability, assignability, contributions, distributions, as well as reductions to the minimum allowable purchase payment for an annuity and any subsequent annuity you may purchase for use as a qualified contract. Additionally, various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.


         Individual Retirement Programs: Eligible individuals may maintain an individual retirement account or individual retirement annuity ("IRA"). Subject to limitations, contributions of certain amounts may be deductible from gross income. Such persons may also maintain a form of IRA called a "Roth IRA". Contributions to a Roth IRA are not deductible but, under certain circumstances, distributions from such an account are tax-free. Purchasers of IRAs and Roth IRAs will receive a special disclosure document, which describes limitations on eligibility, contributions, transferability and distributions. It also describes the conditions under which distributions from IRAs and qualified plans may be rolled over or transferred into an IRA on a tax-deferred basis and the conditions under which distributions from traditional IRAs may be rolled over to, or the traditional IRA itself may be converted into a Roth IRA. Eligible employers that meet specified criteria may establish Simplified Employee Pensions using the employees' IRAs. These arrangements are known as SEP IRAs. Employer contributions that may be made to SEP IRAs are larger than the amounts that may be contributed to other IRAs, and may be deductible to the employer.


         Tax Sheltered Annuities: A tax sheltered annuity ("TSA") under Section 403(b) of the Code is a contract into which contributions may be made for the benefit of their employees by certain qualifying employers: public schools and certain charitable, educational and scientific organizations. Such contributions are not taxable to the employee until distributions are made from the TSA. The Code imposes limits on contributions, transfers and distributions. Nondiscrimination requirements apply as well.

         Corporate Pension and Profit-sharing Plans: Annuities may be used to fund employee benefits of various retirement plans established by corporate employers. Contributions to such plans are not taxable to the employee until distributions are made from the retirement plan. The Code imposes limitations on contributions and distributions. The tax treatment of distributions is subject to special provisions of the Code, and also depends on the design of the specific retirement plan. There are also special requirements as to participation, nondiscrimination, vesting and nonforfeitability of interests.

         H.R. 10 Plans: Annuities may also be used to fund benefits of retirement plans established by self-employed individuals for themselves and their employees. These are commonly known as "H.R. 10 Plans" or "Keogh Plans".
These plans are subject to most of the same types of limitations and requirements as retirement plans established by corporations. However, the exact limitations and requirements may differ from those for corporate plans.

         Tax Treatment of Distributions from Qualified Annuities: A 10% penalty tax applies to the taxable portion of a distribution from a qualified contract unless one of the following exceptions apply to such distribution: (a) it is part of a properly executed transfer to another IRA, an individual retirement account or another eligible qualified plan; (b) it occurs on or after the taxpayer's age 59 1/2; (c) it is subsequent to the death or disability of the taxpayer (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) it is part of substantially equal periodic payments to be paid not less frequently than annually for the taxpayer's life or life expectancy or for the joint lives or life expectancies of the taxpayer and a designated beneficiary; (e) it is subsequent to a separation from service after the taxpayer attains age 55; (f) it does not exceed the employee's allowable deduction in that tax year for medical care; and (g) it is made to an alternate payee pursuant to a qualified domestic relations order. The exceptions stated above in (e), (f) and (g) do not apply to IRAs.

         Section 457 Plans: Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax exempt employers for their employees may invest in annuity contracts. The Code limits contributions and distributions, and imposes eligibility requirements as well. Contributions are not taxable to employees until distributed from the plan. However, plan assets remain the property of the employer and are subject to the claims of the employer's general creditors until such assets are made available to participants or their beneficiaries.

         OTHER MATTERS: Outlined below are certain miscellaneous matters you should know before investing in an Annuity.

         Deferral of Transactions: We may defer any distribution or transfer from a Fixed Allocation or an annuity payout for a period not to exceed the greater of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payout for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3%, or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted (see "Pricing of Transfers and Distributions").

All procedures, including payment, based on the valuation of the Sub-accounts may be postponed during the period: (1) the New York Stock Exchange is closed (other than customary holidays or weekends) or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC permits postponement and so orders; or (3) the SEC determines that an emergency exists making valuation or disposal of securities not reasonably practical.

         Resolving Material Conflicts: Underlying mutual funds or portfolios may be available to registered separate accounts offering either or both life and annuity contracts of insurance companies not affiliated with us. We also may offer life insurance and/or annuity contracts that offer different variable investment options from those offered under this Annuity, but which invest in the same underlying mutual funds or portfolios. It is possible that differences might arise between our Separate Account B and one or more accounts of other insurance companies which participate in a portfolio. It is also possible that differences might arise between a Sub-account offered under this Annuity and variable investment options offered under different life insurance policies or annuities we offer, even though such different variable investment options invest in the same underlying mutual fund or portfolio. In some cases, it is possible that the differences could be considered "material conflicts". Such a "material conflict" could also arise due to changes in the law (such as state insurance law or Federal tax law) which affect either these different life and annuity separate accounts or differing life insurance policies and annuities. It could also arise by reason of differences in voting instructions of persons with voting rights under our policies and/or annuities and those of other companies, persons with voting rights under annuities and those with rights under life policies, or persons with voting rights under one of our life policies or annuities with those under other life policies or annuities we offer. It could also arise for other reasons. We will monitor events so we can identify how to respond to such conflicts. If such a conflict occurs, we will take the necessary action to protect persons with voting rights under our life policies or annuities vis-a-vis those with rights under life policies or annuities offered by other insurance companies. We will also take the necessary action to treat equitably persons with voting rights under this Annuity and any persons with voting rights under any other life policy or annuity we offer.

         Modification: We reserve the right to any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion thereof with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the 1940 Act; (f) operate Separate Account B as a management investment company under the 1940 Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act of 1933, the Exchange Act of 1934 or the 1940 Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any variable investment option at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

         Misstatement of Age or Sex: If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

         Ending the Offer: We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

         Indemnification: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

         Legal Proceedings: As of the date of this Prospectus, neither we nor ASM, Inc. were involved in any litigation outside of the ordinary course of business, and know of no material claims.


THE COMPANY: American Skandia Life Assurance Corporation (the "Company") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states. It is a wholly-owned subsidiary of American Skandia Investment Holding Corporation (the "Parent"), whose ultimate parent is Skandia Insurance Company Ltd., a Swedish company. The Company markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, the Company markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

     In addition, the Company has 99.9% ownership in Skandia Vida, S.A. de C.V. which is a life insurance company domiciled in Mexico. This Mexican life insurer is a start up company with expectations of selling long-term savings products within Mexico. The Company's investment in Skandia Vida, S.A. de C.V. is $1.5 million at December 31,1997.

         Lines of Business: The Company is in the business of issuing annuity policies, and has been so since its business inception in 1988. The Company currently offers the following annuity products: a) certain deferred annuities that are registered with the Securities and Exchange Commission, including variable annuities and fixed interest rate annuities that include a market value adjustment feature; b) certain other fixed deferred annuities that are not registered with the Securities and Exchange Commission; c) certain group variable annuities that are not registered with the Securities and Exchange Commission that serve as funding vehicles for various types of qualified pension and profit sharing plans; and d) fixed and adjustable immediate annuities.

         Selected Financial Data: The following selected financial data is qualified by reference to, and should be read in conjunction with, the financial statements, including related notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this Prospectus. The selected financial data as of and for each of the years ended December 31, 1997, 1996, 1995, 1994 and 1993 has not been audited. The selected financial data has been derived from the full financial statements for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 which were presented in conformity with generally accepted accounting principles and which were audited by Ernst & Young LLP, independent auditors, with respect to the year ended December 31, 1997 and Deloitte & Touche LLP, independent auditors, with respect to the years ended December 31, 1996 and 1995, whose respective reports on the Company's consolidated financial statements as of December 31, 1997 and 1996, and for the three years in the period ended December 31, 1997, are included herein.

                                               FOR THE YEAR ENDED DECEMBER 31,
                                         1997             1996             1995             1994             1993
                                         ----             ----             ----             ----             ----
     Income Statement Data:
     Revenues:
     Annuity charges and fees*    $   121,157,846   $   69,779,522   $   38,837,358   $   24,779,785   $   11,752,984
     Fee income                        27,587,231       16,419,690        6,205,719        2,111,801          938,336
     Net investment income              8,181,073        1,585,819        1,600,674        1,300,217          692,758
     Annuity premium income
       and other revenues               1,088,144          265,103           45,524           92,608          432,936
                                  ---------------   --------------   --------------   --------------   --------------


     Total revenues               $   158,014,294   $   88,050,134   $   46,689,275   $   28,284,411   $   13,817,014
                                  ===============   ==============   ==============   ==============   ==============

     Benefits and Expenses:
     Annuity benefits                   2,033,275          613,594          555,421          369,652          383,515
     Increase/(decrease) in annuity
       policy reserves                     37,270          634,540       (6,778,756)       5,766,003        1,208,454
     Cost of minimum death benefit
       reinsurance                      4,544,697        2,866,835        2,056,606            -                -
     Return credited
       to contractowners               (2,018,635)         672,635       10,612,858         (516,730)         252,132
     Underwriting, acquisition and
       other insurance expenses        90,496,952       49,887,147       35,914,392       18,942,720        9,547,951
     Interest expense                  24,895,456       10,790,716        6,499,414        3,615,845          187,156
                                  ---------------   --------------   --------------   --------------   --------------
     Total benefits and expenses  $   119,989,015   $   65,465,467   $   48,859,935   $   28,177,490   $   11,579,208
                                  ===============   ==============   ==============   ==============   ==============

     Income tax (benefit) expense $    10,477,746   $   (4,038,357)  $      397,360   $      247,429   $      182,965
                                  ===============   ==============   ==============   ==============   ==============

     Net income (loss)            $    27,547,533   $   26,623,024   $   (2,568,020)  $     (140,508)  $    2,054,841
                                  ===============   ==============   ==============   ==============   ==============
     Balance Sheet Data:
     Total Assets                 $12,972,416,108   $8,347,695,595   $5,021,012,890   $2,864,416,329   $1,558,548,537
                                  ===============   ==============   ==============   ==============   ==============
     Future fees payable
       to parent                  $   233,033,818   $   47,111,936   $            0   $            0   $            0
                                  ===============   ==============   ==============   ==============   ==============


     Surplus Notes                $   213,000,000   $  213,000,000   $  103,000,000   $   69,000,000   $   20,000,000
                                  ===============   ==============   ==============   ==============   ==============

     Shareholder's Equity         $   184,421,044   $  126,345,031   $   59,713,000   $   52,205,524   $   52,387,687
                                  ===============   ==============   ==============   ==============   ==============


     * On  annuity  sales  of  $3,697,990,000,  $2,795,114,000,  $1,628,486,000,
       $1,372,874,000 and $890,640,000 during the years ended December 31, 1997,
       1996, 1995, 1994, and 1993, respectively, with contractowner assets under management of $12,119,191,000, $7,764,891,000, $4,704,044,000,
       $2,661,161,000  and  $1,437,554,000  as of December 31, 1997, 1996, 1995,
       1994 and 1993, respectively.

The above selected financial data should be read in conjunction with the financial statements and the notes thereto.

           Management's Discussion and Analysis of Financial Condition
                            and Results of Operations

     RESULTS OF OPERATIONS The Company's long term business plan was developed reflecting the current sales and marketing approach. Annuity sales increased 32%, 72% and 19% in 1997, 1996 and 1995, respectively. The Company continues to show significant growth in sales volume and increased market share within the variable annuity industry. This growth is a result of innovative product development activities, expansion of distribution channels and a focused effort on customer orientation.

         The Company primarily offers and sells a wide range of deferred annuities through three focused marketing, sales and service teams. Each team specializes in addressing one of the Company's primary distribution channels: (a) financial planning firms; (b) broker-dealers that generally are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (c) broker-dealers affiliated with banks or which specialize in marketing to customers of banks. The Company also offers a number of specialized products distributed by select, large distributors. In 1995 and 1996, the Company restructured its internal operations to better support the specialized marketing, sales and service needs of the primary distribution channels and of the select distributors of specialized products. There has been continued growth and success in expanding the number of selling agreements in the primary distribution channels. There has also been increased success in enhancing the relationships with the registered representatives/insurance agents of all the selling firms.

               Total  assets  grew  55%,  66% and 75% in 1997,  1996  and  1995, respectively. These increases were a direct result of the substantial sales volume increasing separate account assets and deferred acquisition costs as well as 1997 and 1996 growth in fixed maturity investments in support of the Company's risk based capital requirements. Liabilities grew 56%, 65%, and 76% in 1997, 1996 and 1995, respectively, as a result of the reserves required for the increased sales activity along with borrowings during these periods. The borrowings are needed to fund the acquisition costs of the Company's variable annuity business.

               The Company experienced a net gain after tax in 1997 and 1996 and a net loss after tax in 1995. The 1997 and 1996 results were related to the strong sales volume, favorable market climate, expense savings relative to sales volume and recognition of certain tax benefits.

               The 1995 result was related to higher than anticipated expense levels and additional reserving requirements on our market value adjusted annuities. The increase in expenses was primarily attributable to improving our service infrastructure and marketing related costs, which was in part responsible for the strong sales and financial performance in 1996.

               Increasing volume of annuity sales results in higher assets under management. The fees realized on assets under management have resulted in annuity charges and fees increasing 74%, 80% and 57% in 1997, 1996 and 1995, respectively.

               Fee income has increased 68%, 165% and 194% in 1997, 1996 and 1995, respectively, as a result of income from transfer agency type activities. These increases are also as a result of increases in assets under management.

               Net investment income increased 416% in 1997, decreased 1% in 1996 and increased 23% in 1995. The increase in 1997 was a direct result of increased bond holdings in support of the Company's risk based capital. The level net investment income in 1996 was a result of the consistent investment holdings throughout most of the year. The increase in 1995 was a result of a higher average level of Company bonds and short-term investments.

               Annuity premium income represents premiums earned on sales of immediate annuities with life contingencies and supplementary contracts with life contingencies.

               Annuity  benefits  represent  payments on annuity  contracts with mortality risks, these being immediate annuity contracts with life contingencies and supplementary contracts with life contingencies.

               Increase/(decrease) in annuity policy reserves represents changes in reserves for the immediate annuity with life contingencies, supplementary contracts with life contingencies and guaranteed minimum death benefits. During 1995, the Company entered into an agreement to reinsure the guaranteed minimum death benefit exposure on most of the variable annuity contracts. The costs associated with reinsuring the guaranteed minimum death benefit reserve exceeded the change in the guaranteed minimum death benefit reserve during 1997 and 1996 as a result of minimum required premiums within the reinsurance contract. The costs associated with reinsuring the guaranteed minimum death benefit reserve approximate the change in the guaranteed minimum death benefit reserve during 1995, thereby having no significant effect on the statement of operations.

                Return credited to contractowners represents revenues on the variable and market value adjusted annuities offset by the benefit payments and change in reserves required on this business. Also included are the benefit payments and change in reserves on immediate annuity contracts without significant mortality risks. The 1997 return credited to contractowners in the amount of ($2.0) millions represents a break-even year for our market value adjusted product line for the year. The 1996 return credited to contractowners in the amount of $0.7 million represents a favorable investment return on the market value adjusted contracts relating to the benefits and required reserves, offset by the effect of bond market fluctuations on December 31, 1996 in the amount of $1.8 million. While the assets relating to the market value adjusted contracts reflect the market interest rate fluctuations which occurred on December 31, 1996, the liabilities are based on the interest rates set for new contracts which are generally based on the prior day's interest rates. During the first week of January 1997, interest rates were established for new contracts, thereby bringing the liabilities relating to the market value adjusted contracts in line with the related assets. Consequently, the gain realized in 1997 was a result of this liability shift.

               In 1995, the Company earned a lower than anticipated separate account investment return on the market value adjusted contracts in support of the benefits and required reserves. In addition, the 1995 result includes an increase in the required reserves associated with this product.

               Underwriting, acquisition and other insurance expenses for 1997 were made up of $186.9 million of commissions and $94.5 million of general expenses offset by the net capitalization of deferred acquisition costs totaling $191.1 million. This compares to the same period last year of $140.4 million of commissions and $63.2 million of general expenses offset by the net capitalization of deferred acquisition costs totaling $153.9 million.

               Underwriting, acquisition and other insurance expenses for 1995 is made up of $62.8 million of commissions and $42.2 million of general expenses offset by the net capitalization of deferred acquisition costs totaling $69.2 million.

               Interest expense increased $14.1 million, $4.3 million and $2.9 million in 1997, 1996 and 1995, respectively, as a result of Surplus Notes totaling $213 million, $213 million and $103 million, at December 31, 1997, 1996 and 1995, respectively, along with interest on Securitization (future fees payable to Parent) transactions for the year 1997.

               Income tax reflected an expense of $10.5 million for the year ended December 31, 1997, a benefit of $4 million for the year ended December 31, 1996 and an expense of $0.4 million for the year ended December 31, 1995. The 1997 income tax expense is a net result of applying the federal income tax rate of 35% to pre-tax earnings reduced by permanent differences, with the most significant item being the dividend received deduction. The 1996 benefit is related to management's release of the deferred tax valuation allowance of $9.3 million, established prior to 1996. Management believes that based on the taxable income produced in the current year and the continued growth in annuity products, the Company will produce sufficient taxable income in the future to realize its deferred tax assets. Income tax expense in 1995 relates principally to an increase in the deferred tax valuation allowance of $1.7 million, as well as, the Company being in an Alternative Minimum Tax position for the year.

               Liquidity and Capital Resources: The liquidity requirement of the Company was met by cash from insurance operations, investment activities, borrowings from its Parent and sale of rights to future fees and charges to its Parent.

               As previously stated, the Company continued to have significant growth during 1997. The sales volume of $3.698 billion was primarily (approximately 94%) variable annuities, most of which carry a contingent deferred sales charge. This type of product causes a temporary cash strain in that 100% of the proceeds are invested in separate accounts supporting the product leaving a cash (but not capital) strain caused by the acquisition cost for the new business. This cash strain required the Company to look beyond the cash made available by insurance operations and investments of the Company. During 1996, the Company borrowed an additional $110 million from its Parent in the form of Surplus Notes. Also, during 1997 and 1996, the Company extended its reinsurance agreements (which were initiated in 1993, 1994 and
               1995). The reinsurance agreements are modified coinsurance arrangements where the reinsurer shares in the experience of a specific book of business. The income and expense items presented above are net of reinsurance.

               In addition, on December 17, 1996, the Company sold to its Parent, effective September 1, 1996, certain rights to receive future fees and charges expected to be realized on the variable portion of a designated block of deferred annuity contracts issued during the period January 1, 1994 through June 30, 1996 (Transaction 1996-1). Also, the Company entered into the following similar transactions during 1997.

                             Closing        Effective          Contract Issue
               Transaction     Date            Date                Period
               -----------   -------        ---------          --------------

                   1997-1    7/23/97          6/1/97      3/1/96   -   4/30/97
                   1997-2   12/30/97         12/1/97      5/1/95   -  12/31/96
                   1997-3   12/30/97         12/1/97      5/1/96   -  10/31/97

               In connection with these transactions, the Parent, through a trust, issued collateralized notes in a private placement, which are secured by the rights to receive future fees and charges purchased from the Company.

                Under the terms of the Purchase Agreements, the rights sold provide for the Parent to receive 80% (100% for Transaction 1997-3) of future mortality and expense charges and contingent deferred sales charges, after reinsurance where applicable, expected to be realized over the remaining surrender charge period of the designated contracts (6 to 8 years). The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

               The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The present value of the transactions (discounted at 7.5%) of future fees as of the respective Effective Date was as follows (amounts in millions):

                                                  Present
                               Transaction         Value
                               -----------        -------

                                  1996-1           $50.2
                                  1997-1            58.8
                                  1997-2            77.6
                                  1997-3            58.2

               The Company expects to use borrowing, reinsurance and the sale of future fee revenues to fund the cash strain anticipated from the acquisition costs on the coming years' sales volume.

               The tremendous growth of this young organization has depended on capital support from its Parent. During December 1997, the Company received $27.7 million from its Parent to support the capital needs of its increased business during 1997 and the anticipated 1998 growth in business.

               As of December 31, 1997 and 1996, shareholder's equity was $184.4 million and $126.3 million, respectively, which includes the carrying value of state insurance licenses in the amount of $4.6 million and $4.7 million, respectively.

               ASLAC has long term surplus notes with its Parent and a short-term borrowing with an affiliate. No dividends have been paid to its parent company.


                Year 2000 Compliance: The Company is a relatively young company whose internally developed systems were designed from the start with the correct four digit date fields. As a result, the Company anticipates few technical problems related to the year 2000. However, we take this matter seriously and continue to take precautions to ensure year 2000 compliance.

               Steps taken to date include:

                1. Any new, externally developed software is evaluated for year 2000 compliance before purchase. We also evaluate all new service providers.
                2. An external specialist had been engaged to perform a complete assessment ofthe Company's operating systems and internally developed software.
                3. The Company is working with external business partners and software providers to request and review their year 2000 compliance status and plans.

               We  anticipate  full  internal   compliance  by  September  1998,
               followed by continuous evaluation of internal systems, external business partners and software providers until the year 2000.


         Reserves: We are obligated to carry on our statutory books, as liabilities, actuarial reserves to meet our obligations on outstanding annuity or life insurance contracts. This is required by the life insurance laws and regulations in the jurisdictions in which we do business. Such reserves are based on mortality and/or morbidity tables in general use in the United States. In general, reserves are computed amounts that, with additions from premiums to be received, and with interest on such reserves compounded at certain assumed rates, are expected to be sufficient to meet our policy obligations at their maturities if death occurs in accordance with the mortality tables employed. In the accompanying Financial Statements these reserves for policy obligations are determined in accordance with generally accepted accounting principles and are included in the liabilities of our separate accounts and the general account liabilities for future benefits of annuity or life insurance contracts we issue.

         Competition: We are engaged in a business that is highly competitive due to the large number of insurance companies and other entities competing in the marketing and sale of insurance products. There are approximately 2300 stock, mutual and other types of insurers in the life insurance business in the United States.


         Employees: As of December 31, 1997, we had 456 direct salaried employees. An affiliate, American Skandia Information Services and Technology Corporation, which provides services almost exclusively to us, had 79 direct salaried employees.


         Regulation: We are organized as a Connecticut stock life insurance company, and are subject to Connecticut law governing insurance companies. We are regulated and supervised by the Connecticut Commissioner of Insurance. By March 1 of every year, we must prepare and file an annual statement, in a form prescribed by the Connecticut Insurance Department, which covers our operations for the preceding calendar year, and must prepare and file our statement of financial condition as of December 31 of such year. The Commissioner and his or her agents have the right at all times to review or examine our books and assets. A full examination of our operations will be conducted periodically according to the rules and practices of the National Association of Insurance Commissioners ("NAIC"). We are subject to the insurance laws and various federal and state securities laws and regulations and to regulatory agencies, such as the Securities and Exchange Commission (the "SEC") and the Connecticut Banking Department, which administer those laws and regulations.

We can be assessed up to prescribed limits for policyholder losses incurred by insolvent insurers under the insurance guaranty fund laws of most states. We cannot predict or estimate the amount any such future assessments we may have to pay. However, the insurance guaranty laws of most states provide for deferring payment or exempting a company from paying such an assessment if it would threaten such insurer's financial strength.

Several states, including Connecticut, regulate insurers and their affiliates under insurance holding company laws and regulations. This applies to us and our affiliates. Under such laws, inter-company transactions, such as dividend payments to parent companies and transfers of assets, may be subject to prior notice and approval, depending on factors such as the size of the transaction in relation to the financial position of the companies.

Currently, the federal government does not directly regulate the business of insurance. However, federal legislative, regulatory and judicial decisions and initiatives often have significant effects on our business. Types of changes that are most likely to affect our business include changes to: (a) the taxation of life insurance companies; (b) the tax treatment of insurance products; (c) the securities laws, particularly as they relate to insurance and annuity products; (d) the "business of insurance" exemption from many of the provisions of the anti-trust laws; (e) the barriers preventing most banks from selling or underwriting insurance: and (f) any initiatives directed toward improving the solvency of insurance companies. We would also be affected by federal initiatives that have impact on the ownership of or investment in United States companies by foreign companies or investors.

Executive Officers and Directors:

Our executive officers, directors and certain significant employees, their ages, positions with us and principal occupations are indicated below. The immediately preceding work experience is provided for officers that have not been employed by us or an affiliate for at least five years as of the date of this Prospectus.

Name/                                                         Position with American Skandia
Age                                                           Life Assurance Corporation                        Principal Occupation

Gordon C. Boronow*                                            Deputy Chief Executive                          Deputy Chief Executive
45                                                            Officer and President                           Officer and President:
                                                              Director (since July, 1991)                      American Skandia Life
                                                                                                               Assurance Corporation

Nancy F. Brunetti                                             Director (since February, 1996)          Executive Vice President and
36                                                                                                          Chief Operating Officer:
                                                                                                       American Skandia Information
                                                                                                 Services and Technology Corporation

Malcolm M. Campbell                                           Director (since July, 1991)                 Director of Operations and
42                                                                                                     Chief Actuary, Assurance and
                                                                                                        Financial Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Jan R. Carendi*                                               Chief Executive                    Senior Executive Vice President and
53                                                            Officer and                      Member of Executive Management Group:
                                                              Chairman of the                         Skandia Insurance Company Ltd.
                                                              Board of Directors
                                                              Director (since May, 1988)

Lincoln R. Collins                                            Executive Vice President and                 Executive Vice President
37                                                            Chief Operating Officer                   and Chief Operating Officer:
                                                              Director (since February, 1996)                  American Skandia Life
                                                                                                               Assurance Corporation

Henrik Danckwardt                                             Director (since July, 1991)                        Director of Finance
44                                                                                                               and Administration,
                                                                                                             Assurance and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Wade A. Dokken                                                Director (since July, 1991)                       President and Deputy
38                                                                                                          Chief Executive Officer:
                                                                                            American Skandia Marketing, Incorporated


Brian L. Hirst                                                Vice President,                                        Vice President,
50                                                            Corporate Actuary                                   Corporate Actuary:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Hirst joined us in 1996. He previously held the positions of Vice President from 1993 to 1996 and Second Vice President from 1987 to 1992 at Allmerica
Financial.

N. David Kuperstock                                           Vice President,                                        Vice President,
46                                                            Product Development                               Product Development:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Thomas M. Mazzaferro                                          Executive Vice President and              Executive Vice President and
45                                                            Chief Financial Officer,                      Chief Financial Officer:
                                                              Director (since September, 1994)                 American Skandia Life
                                                                                                               Assurance Corporation

Gunnar J. Moberg                                              Director (since October, 1994)         Director - Marketing and Sales,
43                                                                                                          Assurances and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

David R. Monroe                                               Vice President,                                        Vice President,
36                                                            Controller                                                 Controller:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

     Mr. Monroe joined us in 1996.  He  previously  held  positions of Assistant
Vice President and Director at Allmerica  Financial  from August,  1994 to July,
1996 and Senior Manager at KPMG Peat Marwick from July, 1983 to July, 1994.

Rodney D. Runestad                                            Vice President                                         Vice President:
48                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Anders O. Soderstrom                                          Executive Vice President and                             President and
38                                                            Chief Information Officer                   Chief Information Officer:
                                                              Director (since September, 1994)          American Skandia Information
                                                                                                 Services and Technology Corporation

Amanda C. Sutyak                                              Executive Vice President                                Vice President
40                                                            Director (since July, 1991)                           American Skandia
                                                                                                             Marketing, Incorporated

C. Ake Svensson                                               Treasurer,                                   Vice President, Corporate
47                                                            Director (since December, 1994)              Controller and Treasurer:
                                                                                                         American Skandia Investment
                                                                                                                 Holding Corporation

Mr.  Svensson  joined us in 1994. He previously held the position of Senior Vice
President with Nordenbanken.

Bayard F. Tracy                                               Director (since September, 1994)                Senior Vice President,
50                                                                                                           National Sales Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Jeffrey M. Ulness                                             Vice President,                                        Vice President,
37                                                            Product Management                                 Product Management:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

    Mr. Ulness joined us in 1994. He previously held the positions of Counsel at North American Security Life Insurance Company from March, 1991 to July, 1994 and Associate at LeBoeuf, Lamb, Leiby, Green and MacRae from January, 1990 to
March 1991.


--------
* Trustees of American  Skandia  Trust,  one of the  underlying  mutual funds in which the Sub-accounts offered pursuant to this Prospectus invest.



         CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION: The following are the contents of the Statement of Additional Information:

         (1) General Information Regarding American Skandia Life Assurance Corporation

         (2) Principal Underwriter

         (3) Calculation of Performance Data

         (4) Unit Price Determinations

         (5) Calculating the Market Value Adjustment

         (6) Independent Auditors

         (7) Legal Experts

         (8) Appendix A - Financial Statements for Separate Account B (Class 1 Sub-accounts)


FINANCIAL STATEMENTS: The financial statements which follow in Appendix A are those of American Skandia Life Assurance Corporation for the years ended December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997. Financial statements for the Class 1 Sub-accounts of Separate Account B are found in the Statement of Additional Information.

                                   APPENDIXES


APPENDIX A FINANCIAL STATEMENTS FOR AMERICAN SKANDIA LIFE ASSURANCE CORPORATION



APPENDIX B SHORT DESCRIPTIONS OF THE UNDERLYING MUTUAL FUNDS' PORTFOLIO INVESTMENT OBJECTIVES AND POLICIES

APPENDIX A FINANCIAL STATEMENTS FOR AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Shareholder of
   American Skandia Life Assurance Corporation
Shelton, Connecticut


We have audited the consolidated statement of financial condition of American Skandia Life Assurance Corporation (the "Company" which is a wholly-owned subsidiary of Skandia Insurance Company Ltd.) as of December 31, 1997, and the related consolidated statements of operations, shareholder's equity, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Skandia Life Assurance Corporation at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/Ernst & Young LLP
--------------------
Hartford, Connecticut


February 20, 1998

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of
   American Skandia Life Assurance Corporation
Shelton, Connecticut


We have audited the accompanying consolidated statement of financial condition of American Skandia Life Assurance Corporation and subsidiary (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) as of December 31, 1996, and the related consolidated statements of operations, shareholder's equity, and cash flows for each of the two years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of American Skandia Life Assurance Corporation and subsidiary as of December 31, 1996, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.


/s/Deloitte & Touche LLP
------------------------
New York, New York


March 10, 1997

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                       AS OF DECEMBER 31,
                                                       1997             1996
                                                ---------------   --------------

ASSETS

Investments:
   Fixed maturities - at amortized cost         $     9,366,671   $   10,090,369
   Fixed maturities - at fair value                 108,323,668       87,369,724
   Investment in mutual funds - at fair value         6,710,851        2,637,731
   Policy loans                                         687,267          159,482
                                                ---------------   --------------
Total investments                                   125,088,457      100,257,306

Cash and cash equivalents                            81,974,204       45,332,131
Accrued investment income                             2,441,671        1,958,546
Fixed assets                                            356,153          229,780
Deferred acquisition costs                          628,051,995      438,640,918
Reinsurance receivable                                3,120,221        2,167,818
Receivable from affiliates                            1,910,895          691,532
Income tax receivable - current                       1,047,493            -
Income tax receivable - deferred                     26,174,369       17,217,582
State insurance licenses                              4,562,500        4,712,500
Other assets                                          2,524,581        2,047,689
Separate account assets                          12,095,163,569    7,734,439,793
                                                ---------------   --------------

                    Total Assets                $12,972,416,108   $8,347,695,595
                                                ===============   ==============

LIABILITIES AND SHAREHOLDER'S EQUITY

LIABILITIES:
Reserve for future contractowner benefits       $    43,204,443   $   36,245,936
Policy reserves                                      24,414,999       21,238,749
Income tax payable                                       -             1,124,151
Drafts outstanding                                   19,277,706       13,032,719
Accounts payable and accrued expenses                71,190,019       65,471,294
Payable to affiliates                                   584,283          685,724
Future fees payable to parent                       233,033,818       47,111,936
Payable to reinsurer                                 78,126,227       79,000,262
Short-term borrowing                                 10,000,000       10,000,000
Surplus notes                                       213,000,000      213,000,000
Separate account liabilities                     12,095,163,569    7,734,439,793
                                                ---------------   --------------

   Total Liabilities                             12,787,995,064    8,221,350,564
                                                ---------------   --------------

SHAREHOLDER'S EQUITY:
Common stock, $80 par, 25,000 shares
  authorized, issued and outstanding                  2,000,000        2,000,000
Additional paid-in capital                          151,527,229      122,250,117
Unrealized investment gains and losses, net             954,069         (319,631)
Foreign currency translation, net                      (286,038)        (263,706)
Retained earnings                                    30,225,784        2,678,251
                                                ---------------   --------------

   Total Shareholder's Equity                       184,421,044      126,345,031
                                                ---------------   --------------

   Total Liabilities and Shareholder's Equity   $12,972,416,108   $8,347,695,595
                                                ===============   ==============

                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                               1997          1996          1995
                                                           ------------  ------------   -----------
REVENUES:

Annuity charges and fees                                   $121,157,846   $69,779,522   $38,837,358
Fee income                                                   27,587,231    16,419,690     6,205,719
Net investment income                                         8,181,073     1,585,819     1,600,674
Annuity premium income                                          920,042       125,000         -
Net realized capital gains                                       87,103       134,463        36,774
Other                                                            80,999         5,640         8,750
                                                           ------------   -----------   -----------

     Total Revenues                                         158,014,294    88,050,134    46,689,275
                                                           ------------   -----------   -----------


BENEFITS AND EXPENSES:

Benefits:
  Annuity benefits                                            2,033,275       613,594       555,421
  Increase/(decrease) in annuity policy reserves                 37,270       634,540    (6,778,756)
  Cost of minimum death benefit reinsurance                   4,544,697     2,866,835     2,056,606
  Return credited to contractowners                          (2,018,635)      672,635    10,612,858
                                                           ------------   -----------   -----------

                                                              4,596,607     4,787,604     6,446,129
                                                           ------------   -----------   -----------

Expenses:
  Underwriting, acquisition and other insurance expenses     90,346,952    49,737,147    35,764,392
  Amortization of state insurance licenses                      150,000       150,000       150,000
  Interest expense                                           24,895,456    10,790,716     6,499,414
                                                           ------------   -----------   -----------

                                                            115,392,408    60,677,863    42,413,806
                                                           ------------   -----------   -----------

     Total Benefits and Expenses                            119,989,015    65,465,467    48,859,935
                                                           ------------   -----------   -----------

Income (loss) from operations
     before income taxes                                     38,025,279    22,584,667    (2,170,660)

     Income tax expense (benefit)                            10,477,746    (4,038,357)      397,360
                                                           ------------   -----------   -----------

Net income (loss)                                          $ 27,547,533   $26,623,024   $(2,568,020)
                                                           ============   ===========   ===========



                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY




                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                1997           1996           1995
                                                            ------------   ------------   ------------

Common stock, balance at beginning and end of year          $  2,000,000   $  2,000,000   $  2,000,000
                                                            ------------   ------------   ------------

Additional paid-in capital:
  Balance at beginning of year                               122,250,117     81,874,666     71,623,932
  Additional contributions                                    29,277,112     40,375,451     10,250,734
                                                            ------------   ------------   ------------

  Balance at end of year                                     151,527,229    122,250,117     81,874,666
                                                            ------------   ------------   ------------

Unrealized investment gains and losses:
  Balance at beginning of year                                  (319,631)       111,359        (41,655)
  Change in unrealized investment gains and losses, net        1,273,700       (430,990)       153,014
                                                            ------------   ------------   ------------

  Balance at end of year                                         954,069       (319,631)       111,359
                                                            ------------   ------------   ------------

Foreign currency translation:
  Balance at beginning of year                                  (263,706)      (328,252)         -
  Change in foreign currency translation, net                    (22,332)        64,546       (328,252)
                                                            ------------   ------------   ------------

  Balance at end of year                                        (286,038)      (263,706)      (328,252)
                                                            ------------   ------------   ------------

Retained earnings (deficit):
  Balance at beginning of year                                 2,678,251    (23,944,773)   (21,376,753)
  Net income (loss)                                           27,547,533     26,623,024     (2,568,020)
                                                            ------------   ------------   ------------

  Balance at end of year                                      30,225,784      2,678,251    (23,944,773)
                                                            ------------   ------------   ------------


      Total Shareholder's Equity                            $184,421,044   $126,345,031   $ 59,713,000
                                                            ============   ============   ============

                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
          (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS




                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                                          1997               1996              1995
                                                                   ---------------    ---------------    --------------
CASH FLOW FROM OPERATING ACTIVITIES:

  Net income/(loss)                                                $    27,547,533         26,623,024        (2,568,020)
  Adjustments to reconcile net income/(loss) to net cash
    used in operating activities:
      Increase/(decrease) in policy reserves                             3,176,250          1,852,259        (4,667,765)
      Amortization of bond discount                                         72,986             27,340            23,449
      Amortization of insurance licenses                                   150,000            150,000           150,000
      Change in receivable from/payable to affiliates                   (1,320,804)           540,484          (347,884)
      Change in income tax receivable/payable                           (2,171,644)         1,688,001          (600,849)
      Increase in other assets                                            (603,265)          (661,084)         (372,120)
      Increase in accrued investment income                               (483,125)        (1,764,472)          (20,420)
      Increase in reinsurance receivable                                  (952,403)          (179,776)       (1,988,042)
      Increase in deferred acquisition costs, net                     (189,411,077)      (168,418,535)      (96,212,774)
      Increase in income tax receivable - deferred                      (9,630,603)       (16,903,477)            -
      Increase in accounts payable and accrued expenses                  5,718,725         32,322,727           945,483
      Increase in drafts outstanding                                     6,244,987         13,032,719             -
      Change in foreign currency translation, net                          (34,356)           (77,450)         (328,252)
      Realized gain on sale of investments                                 (87,103)          (134,463)          (36,774)
                                                                   ---------------    ---------------    --------------

  Net cash used in operating activities                               (161,783,899)      (111,902,703)     (106,023,968)
                                                                   ---------------    ---------------    --------------

CASH FLOW FROM INVESTING ACTIVITIES:

  Purchase of fixed maturity investments                               (28,905,493)       (96,812,903)          (614,289)
  Proceeds from sale and maturity of fixed maturity investments         10,755,550          8,947,390            100,000
  Purchase of shares in mutual funds                                    (5,595,342)        (2,160,347)        (1,566,194)
  Proceeds from sale of shares in mutual funds                           1,415,576          1,273,640            867,744
  Increase in policy loans                                                (527,785)          (104,427)           (37,807)
  Change in investments of separate account assets                  (3,691,031,470)    (2,789,361,685)    (1,609,415,439)
                                                                   ---------------    ---------------    ---------------

  Net cash used in investing activities                             (3,713,888,964)    (2,878,218,332)    (1,610,665,985)
                                                                   ---------------    ---------------    ---------------

CASH FLOW FROM FINANCING ACTIVITIES:

  Capital contributions from parent                                     29,277,112         40,375,451         10,250,734
  Surplus notes                                                             -             110,000,000         34,000,000
  Increase in future fees payable to parent                            185,921,882         47,111,936             -
  Increase/(decrease) in payable to reinsurer                             (874,035)        14,004,792         24,890,064
  Proceeds from annuity sales                                        3,697,989,977      2,795,114,603      1,628,486,076
                                                                   ---------------    ---------------    ---------------

  Net cash provided by financing activities                          3,912,314,936      3,006,606,782      1,697,626,874
                                                                   ---------------    ---------------    ---------------

Net increase/(decrease) in cash and cash equivalents                    36,642,073         16,485,747        (19,063,079)
                                                                   ---------------    ---------------    ---------------

Cash and cash equivalents at beginning of year                          45,332,131         28,846,384         47,909,463
                                                                   ---------------    ---------------    ---------------

Cash and cash equivalents at end of year                           $    81,974,204         45,332,131         28,846,384
                                                                   ===============    ===============    ===============

SUPPLEMENTAL CASH FLOW DISCLOSURE:
  Income taxes paid                                                $    22,307,992         11,177,120            995,496
                                                                   ===============    ===============    ===============

  Interest paid                                                    $    16,915,835          7,094,767            540,319
                                                                   ===============    ===============    ===============

                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
          (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                   Notes to Consolidated Financial Statements
                                December 31, 1997


1.       ORGANIZATION AND OPERATION

         American Skandia Life Assurance Corporation (the "Company") is a wholly-owned subsidiary of American Skandia Investment Holding Corporation (the "Parent"); whose ultimate parent is Skandia Insurance Company Ltd., a Swedish corporation.

         The Company develops annuity products and issues its products through its affiliated broker/dealer company, American Skandia Marketing, Incorporated. The Company currently issues variable, fixed, market value adjusted and immediate annuities.

         The Company has 99.9% ownership in Skandia Vida, S.A. de C.V. which is a life insurance company domiciled in Mexico. This Mexican life insurer is a start up company with expectations of selling long term savings products within Mexico. Total shareholder's equity of Skandia Vida, S.A. de C.V. is $1,509,146 as of December 31, 1997.


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A.  Basis of Reporting

             The  accompanying   consolidated  financial  statements  have  been
             prepared  in  conformity   with   generally   accepted   accounting
             principles. Intercompany transactions and balances have been eliminated in consolidation.

             Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

         B.  New Accounting Pronouncements

             In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") 130, "Reporting Comprehensive Income", which is effective for fiscal years beginning after December 15, 1997. SFAS 130 sets standards for the reporting and display of comprehensive income and its components in financial statements. Application of the new rules will not impact the Company's financial position or net income. The Company expects to adopt this pronouncement in the first quarter of 1998, which will include the presentation of comprehensive income for prior periods presented for comparative purposes, as required by SFAS 130. The primary element of comprehensive income applicable to the Company is changes in unrealized gains and losses on securities classified as available for sale.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         C.  Investments

             The Company has classified its fixed maturity investments as either held-to-maturity or available-for-sale. Investments classified as held-to-maturity are investments that the Company has the ability and intent to hold to maturity. Such investments are carried at amortized cost. Those investments which are classified as available-for-sale are carried at fair value and changes in unrealized gains and losses are reported as a component of shareholder's equity.

             The Company has classified its mutual fund investments as available-for-sale. Such investments are carried at fair value and changes in unrealized gains and losses are reported as a component of shareholder's equity.

             Policy loans are carried at their unpaid principal balances.

             Realized gains and losses on disposal of investments are determined by the specific identification method and are included in revenues.

         D.  Cash Equivalents

             The Company considers all highly liquid time deposits, commercial paper and money market mutual funds purchased with a maturity of three months or less to be cash equivalents.

         E.  State Insurance Licenses

             Licenses to do business in all states have been capitalized and reflected at the purchase price of $6 million less accumulated amortization. The cost of the licenses is being amortized over 40 years.

         F.  Fixed Assets

             Fixed assets consisting of furniture, equipment and leasehold improvements are carried at cost and depreciated on a straight line basis over a period of three to five years. Accumulated depreciation amounted to $95,823 and $32,641 at December 31, 1997 and 1996, respectively. Depreciation expense for the years ended December 31, 1997 and 1996 was $63,182 and $28,892, respectively.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         G.  Recognition of Revenue and Contract Benefits

             Annuity contracts without significant mortality risk, as defined by SFAS 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts", are classified as investment contracts (variable, market value adjusted and certain immediate annuities) and those with mortality risk (immediate annuities) as insurance products. The policy for revenue and contract benefit recognition is described below.

             Revenues for variable annuity contracts consist of charges against contractowner account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Benefit reserves for variable annuity contracts represent the account value of the contracts and are included in the separate account liabilities.

             Revenues for market value adjusted annuity contracts consist of separate account investment income reduced by benefit payments and changes in reserves in support of contractowner obligations, all of which is included in return credited to contractowners. Benefit reserves for these contracts represent the account value of the contracts, and are included in the general account liability for future contractowner benefits to the extent in excess of the separate account liabilities.

             Revenues for immediate annuity contracts without life contingencies consist of net investment income. Revenues for immediate annuity contracts with life contingencies consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on the Society of Actuaries 1983 Table-a with assumed interest rates that vary by issue year. Assumed interest rates ranged from 6.5% to 8.25% at both December 31, 1997 and 1996.

             Annuity    sales   were    $3,697,990,000,    $2,795,114,000    and
             $1,628,486,000 for the years ended December 31, 1997, 1996 and 1995, respectively. Annuity contract assets under management were $12,119,191,000, $7,764,891,000 and $4,704,044,000 at December 31,
             1997, 1996 and 1995, respectively.

         H.  Deferred Acquisition Costs

             The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred. These costs include commissions, cost of contract issuance, and certain selling expenses that vary with production. These costs are being amortized generally in proportion to expected gross profits from surrender charges, policy and asset based fees and mortality and expense margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


             Details of the deferred acquisition costs and related amortization for the years ended December 31, are as follows:

                                                         1997            1996             1995
                                                         ----            ----             ----

              Balance at beginning of year          $438,640,918     $270,222,383     $174,009,609

              Acquisition costs deferred
                during the year                      262,257,543      190,995,588      106,063,698

              Acquisition costs amortized
                during the year                       72,846,466       22,577,053        9,850,924
                                                    ------------     ------------     ------------

              Balance at end of year                $628,051,995     $438,640,918     $270,222,383
                                                    ============     ============     ============


         I.   Separate Accounts

              Assets and liabilities in Separate Accounts are shown as separate captions in the consolidated statements of financial condition. Separate Account assets consist principally of long term bonds, investments in mutual funds and short-term securities, all of which are carried at fair value.

              Included in Separate Account liabilities are $773,066,633 and $644,233,883 at December 31, 1997 and 1996, respectively, relating to annuity contracts for which the contractholder is guaranteed a fixed rate of return. Separate Account assets of $773,066,633 and $644,233,883 at December 31, 1997 and 1996, respectively, consisting of long term bonds, short term securities, transfers due from general account and cash are held in support of these annuity contracts, pursuant to state regulation.

         J.   Fair Values of Financial Instruments

              The methods and assumptions used to determine the fair value of financial instruments are as follows:

              Fair values of fixed maturities with active markets are based on quoted market prices. For fixed maturities that trade in less active markets, fair values are obtained from an independent pricing service.

              Fair values of investments in mutual funds are based on quoted market prices.

              The carrying value of cash and cash equivalents approximates fair value due to the short-term nature of these investments.

              Fair values of certain financial instruments, such as future fees payable to the parent and surplus notes are not readily determinable and are excluded from fair value disclosure requirements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         K.  Income Taxes

             The Company is included in the consolidated federal income tax return of Skandia U.S. Holding Corporation and its subsidiaries. In accordance with the tax sharing agreement, the federal and state income tax provision is computed on a separate return basis, as adjusted for consolidated items, such as net operating loss carryforwards.

             Income taxes are provided in accordance with the SFAS 109, "Accounting for Income Taxes", which requires the asset and liability method of accounting for deferred taxes. The object of this method is to recognize an asset and liability for the expected future tax effects due to temporary differences between the financial reporting and the tax basis of assets and liabilities, based on enacted tax rates and other provisions of the tax law.


         L.  Translation of Foreign Currency

             The financial position and results of operations of the Company's Mexican subsidiary are measured using local currency as the functional currency. Assets and liabilities of the subsidiary are translated at the exchange rate in effect at each year-end. Statements of operations and shareholder's equity accounts are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are included in shareholder's equity.

         M.  Estimates

             The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions are related to deferred acquisition costs and involve policy lapses, investment return and maintenance expenses. Actual results could differ from those estimates.

         N.  Reinsurance

             The Company cedes reinsurance under modified co-insurance arrangements. The reinsurance arrangements provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity business. The reinsurance is effected under quota share contracts.

             The Company also reinsures certain mortality risks. These risks result from the guaranteed minimum death benefit feature in the variable annuity products.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


3.       INVESTMENTS

         The amortized cost, gross unrealized gains (losses) and estimated fair value of available-for-sale and held-to-maturity fixed maturities and investments in mutual funds as of December 31, 1997 and 1996 are shown below. All securities held at December 31, 1997 are publicly traded.

         Investments in fixed maturities as of December 31, 1997 consisted of the following:

                                                            Held-to-Maturity
                                                            ----------------

                                                                 Gross               Gross
                                           Amortized          Unrealized          Unrealized             Fair
                                             Cost                Gains              Losses               Value
                                           ---------          ----------          ----------             -----
         U.S. Government
         Obligations                      $3,789,498             $71,197            $  8,517          $3,852,178

         Obligations of State and
         Political Subdivisions               50,000                   -              -                   50,000

         Corporate Securities              5,527,173               1,949              19,487           5,509,635
                                         -----------             -------            --------         -----------

         Totals                           $9,366,671             $73,146             $28,004          $9,411,813
                                          ==========             =======             =======          ==========

                                                       Available-for-Sale
                                                       ------------------

                                                                Gross               Gross
                                         Amortized           Unrealized          Unrealized              Fair
                                           Cost                 Gains              Losses                Value
                                         ---------           ----------          ----------              -----
         U.S. Government
         Obligations                   $  14,999,291         $   201,664              -              $15,200,955

         Obligations of
         State and Political
         Subdivisions                        202,224                 318              -                  202,542

         Corporate
         Securities                       91,469,384           1,505,656            54,869            92,920,171
                                      --------------         -----------          --------          ------------

         Totals                         $106,670,899          $1,707,638           $54,869          $108,323,668
                                        ============          ==========           =======          ============

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         The amortized cost and fair value of fixed maturities, by contractual maturity, at December 31, 1997 are shown below.


                                                        Held-to-Maturity                  Available-for-Sale
                                                        ----------------                  ------------------

                                                    Amortized          Fair             Amortized          Fair
                                                      Cost             Value              Cost             Value
                                                    ---------          -----            ---------          -----

         Due in one year or less                    $1,049,977      $1,050,001      $   2,990,584       $  2,992,050

         Due after one through five years            8,062,630       8,105,822         26,857,218         27,121,041

         Due after five through ten years              254,064         255,990         76,823,097         78,210,577
                                                    ----------      ----------       ------------       ------------

                          Total                     $9,366,671      $9,411,813       $106,670,899       $108,323,668
                                                    ==========      ==========       ============       ============

         Investments in fixed maturities as of December 31, 1996 consisted of the following:

                                                                   Held-to-Maturity
                                                                   ----------------

                                                               Gross                Gross
                                       Amortized            Unrealized           Unrealized               Fair
                                         Cost                  Gains               Losses                 Value
                                       ---------            ----------           ----------               -----

         U.S. Government
         Obligations                  $  4,299,803              $88,268            $22,937            $  4,365,134

         Obligations of
         State and Political
         Subdivisions                      250,119                  229               -                    250,348

         Corporate
         Securities                      5,540,447                    -             62,660               5,477,787
                                       -----------            ----------          --------             -----------

         Totals                        $10,090,369              $88,497            $85,597             $10,093,269
                                       ===========              =======            =======             ===========


                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


                                                     Available for Sale
                                                     ------------------


                                                               Gross              Gross
                                       Amortized            Unrealized         Unrealized             Fair
                                         Cost                  Gains             Losses               Value
                                       ---------            ----------         ----------             -----

         U.S. Government
         Obligations                   $14,508,780               -             $  79,745           $14,429,035

         Obligations of
         State and Political
         Subdivisions                      202,516                  26              -                  202,542

         Other Government
         Obligations                     5,047,790               -                 7,440             5,040,350

         Corporate
         Securities                     68,101,413              83,312           486,928            67,697,797
                                       -----------             -------          --------           -----------

         Totals                        $87,860,499             $83,338          $574,113           $87,369,724
                                       ===========             =======          ========           ===========


         Proceeds from sales of fixed maturities during 1997, 1996 and 1995 were $5,055,550, $8,732,390 and $0, respectively. Proceeds from maturities during 1997, 1996 and 1995 were $5,700,000, $215,000 and $100,000, respectively.

         The cost, gross unrealized gains (losses) and fair value of investments in mutual funds at December 31, 1997 and 1996 are shown below:

                                                            Gross                Gross
                                                         Unrealized           Unrealized           Fair
                                       Cost                 Gains               Losses             Value
                                       ----              ----------           ----------           -----

         1997                        $6,895,821             $43,506            $228,476           $6,710,851
                                     ==========             =======            ========           ==========

         1996                        $2,638,695             $59,278           $  60,242           $2,637,731
                                     ==========             =======           =========           ==========

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         Net realized investment gains (losses) were as follows for the years ended December 31:

                                               1997             1996              1995
                                               ----             ----              ----
         Fixed Maturities:
           Gross gains                    $    9,800         $    -             $   -
           Gross losses                          -                -                 -
         Investment in Mutual Funds:
           Gross gains                       115,824            139,814           65,236
           Gross losses                      (38,521)            (5,351)         (28,462)
                                          ----------        -----------         --------

         Totals                            $  87,103           $134,463          $36,774
                                           =========           ========          =======


4.       NET INVESTMENT INCOME

         The sources of net investment income for the years ended December 31, 1997, 1996 and 1995 were as follows:

                                                               1997                  1996                 1995
                                                               ----                  ----                 ----

         Fixed maturities                                   $6,616,560            $   836,591        $   629,743
         Cash and cash equivalents                           1,153,790                684,653            986,932
         Investment in mutual funds                            553,864                143,737             59,895
         Policy loans                                           28,243                  5,274              4,025
                                                            ----------             ----------         ----------

         Total investment income                             8,352,457              1,670,255          1,680,595

         Investment expenses                                   171,384                 84,436             79,921
                                                            ----------             ----------         ----------

         Net investment income                              $8,181,073             $1,585,819         $1,600,674
                                                            ==========             ==========         ==========


5.       INCOME TAXES

         The significant components of income tax expense (benefit) are as follows:

                                                            1997                    1996                 1995
                                                            ----                    ----                 ----

         Current tax expense                              $20,108,348           $12,865,120            $397,360

         Deferred tax benefit                              (9,630,602)          (16,903,477)                  -
                                                          -----------            ----------            --------

         Total income tax expense (benefit)               $10,477,746           $(4,038,357)           $397,360
                                                          ===========           ============           ========


                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         The tax effects of significant items comprising the Company's deferred tax balance as of December 31, 1997 and 1996, are as follows:

                                                                        1997                       1996
                                                                        ----                       ----
         Deferred Tax (Liabilities):
             Deferred acquisition costs                            ($159,765,795)              ($103,072,477)
             Payable to reinsurer                                    (25,369,078)                (23,025,326)
             Policy fees                                                (656,311)                   (491,640)
             Unrealized investment gains and losses                     (513,731)                    172,109
                                                                   -------------               --------------

             Total                                                  (186,304,915)               (126,417,334)
                                                                    ------------                ------------

         Deferred Tax Assets:
             Net separate account liabilities                        175,872,109                 121,092,798
             Reserve for future contractowner benefits                15,121,555                  12,686,078
             Other reserve differences                                10,534,160                   4,527,886
             Deferred compensation                                     7,186,789                   4,392,526
             Surplus notes interest                                    2,728,676                     548,730
             Foreign exchange translation                                154,020                     141,996
             Other                                                       881,975                     244,902
                                                                   -------------               -------------

             Total                                                   212,479,284                 143,634,916
                                                                    ------------                ------------

             Net deferred tax balance                               $ 26,174,369                $ 17,217,582
                                                                    ============                ============

         Management believes that based on the taxable income produced in the current year and the continued growth in annuity products, the Company will produce sufficient taxable income in the future to realize its deferred tax asset. As such, the Company released the deferred tax valuation allowance of $9,324,853 in 1996.

         The income tax expense was different from the amount computed by applying the federal statutory tax rate of 35% to pre-tax income from continuing operations as follows:

                                                                  1997                1996                1995
                                                                  ----                ----                ----

         Income (loss) before taxes                           $38,025,279         $22,584,667         ($2,170,660)
             Income tax rate                                           35%                 35%                 35%
                                                              -----------         -----------         -----------

         Tax expense at federal
             statutory income tax rate                         13,308,848           7,904,633            (759,731)

         Tax effect of:
             Change in valuation allowance                         -               (9,324,853)          1,680,339
             Dividend received deduction                       (4,585,000)         (2,266,051)           (477,139)
             Other                                                866,973            (707,685)            (48,821)

         State income taxes                                       886,925             355,599               2,712
                                                              -----------         -----------         -----------

         Income tax expense (benefit)                         $10,477,746        ($ 4,038,357)        $   397,360
                                                              ===========         ===========         ===========


                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


6.       RECEIVABLE FROM/PAYABLE TO AFFILIATES

         Certain operating costs (including personnel, rental of office space, furniture, and equipment) have been charged to the Company at cost by American Skandia Information Services and Technology Corporation, an affiliated company; and likewise, the Company has charged operating costs to American Skandia Investment Services, Incorporated, an affiliated company. The total cost to the Company for these items was $5,572,404, $11,581,114 and $12,687,337 for the years ended December
         31, 1997, 1996 and 1995, respectively. Income received for these items was $3,224,645, $1,148,364 and $396,573 for the years ended December
         31, 1997, 1996 and 1995, respectively. Amounts receivable from affiliates under these arrangements were $548,887 and $548,792 as of December 31, 1997 and 1996, respectively. Amounts payable to affiliates under these arrangements were $263,742 and $619,089 as of December 31, 1997 and 1996, respectively.

7.        FUTURE FEES PAYABLE TO PARENT

         On December 17, 1996, the Company sold to its Parent, effective September 1, 1996, certain rights to receive future fees and charges expected to be realized on the variable portion of a designated block of deferred annuity contracts issued during the period from January 1, 1994 through June 30, 1996 (Transaction 1996-1). In addition, the Company entered into the following similar transactions during 1997:


                            Closing          Effective         Contract Issue
         Transaction         Date              Date                Period
         -----------        -------          ---------         --------------

           1997-1           7/23/97          6/1/97         3/1/96   -  4/30/97
           1997-2          12/30/97         12/1/97         5/1/95   - 12/31/96
           1997-3          12/30/97         12/1/97         5/1/96   - 10/31/97


         In connection with these transactions, the Parent, through a trust, issued collateralized notes in a private placement which are secured by the rights to receive future fees and charges purchased from the Company.

         Under the terms of the Purchase Agreements, the rights sold provide for the Parent to receive 80% (100% for Transaction 1997-3) of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (6.0 to 8.0 years). The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The present value of the transactions (discounted at 7.5%) as of the respective Effective Date was as follows:
                                                                    Present
                          Transaction                                Value
                          -----------                               -------

                             1996-1                          $    50,221,438
                             1997-1                               58,766,633
                             1997-2                               77,551,736
                             1997-3                               58,193,264

         Payments representing fees and charges realized during the period January 1, 1997 through December 31, 1997 in the aggregate amount of $22,250,158, were made by the Company to the Parent. Interest expense of $6,842,469 has been included in the statement of operations.

         Expected payments of future fees payable to Parent are as follows:

                              Year Ending
                              December 31,                           Amount
                              ------------                           ------

                                 1998                           $   39,637,610
                                 1999                               41,845,736
                                 2000                               43,500,530
                                 2001                               40,738,800
                                 2002                               34,533,624
                                 2003                               22,835,020
                                 2004                                9,490,399
                                 2005                                  452,099
                                                                --------------
                                 Total                          $  233,033,818
                                                                ==============

         The Commissioner of the State of Connecticut has approved the sale of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to stop the payments due to the Parent under the Purchase Agreement subject to certain terms and conditions.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


8.       LEASES

         The Company leases office space under a lease agreement established in 1989 with American Skandia Information Services and Technology Corporation. The lease expense for 1997, 1996 and 1995 was $2,427,502, $1,583,391 and $1,218,806, respectively. Future minimum lease payments per year and in aggregate as of December 31, 1997 are as follows:

                              1998                                $  2,371,509
                              1999                                   2,595,272
                              2000                                   2,753,324
                              2001                                   2,753,324
                              2002                                   2,753,324
                              2003 and thereafter                   21,465,933
                                                                  ------------

                              Total                                $34,692,686


9.       RESTRICTED ASSETS

         In order to comply with certain state insurance departments' requirements, the Company maintains cash, bonds and notes on deposit with various states. The carrying value of these deposits amounted to $3,756,572 and $3,766,564 as of December 31, 1997, and 1996,
         respectively. These deposits are required to be maintained for the protection of contractowners within the individual states.


10.      RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Statutory basis shareholder's equity was $294,585,500, $275,835,076 and $132,493,899 at December 31, 1997, 1996 and 1995, respectively.

         The statutory basis net loss was $8,970,459,  $5,405,179 and $7,183,003 for the years ended December 31, 1997, 1996 and 1995, respectively.

         Under state insurance laws, the maximum amount of dividends that can be paid to shareholders without prior approval of the state insurance departments is subject to restrictions relating to statutory surplus and net gain from operations. At December 31, 1997, no amounts may be distributed without prior approval.

11.      EMPLOYEE BENEFITS

         In 1989, the Company established a 401(k) plan for which substantially all employees are eligible. Under this plan, the Company contributes 3% of salary for all participating employees and matches employee contributions at a 50% level up to an additional 3% Company contribution. Company contributions to this plan on behalf of the participants were $1,220,214, $850,111 and $627,161 for the years ended December 31, 1997, 1996 and 1995, respectively.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         The Company and an affiliate cooperatively have a long-term incentive plan under which units are awarded to executive officers and other personnel. The program consists of multiple plans. A new plan is instituted each year. Generally, participants must remain employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the plan. The accrued liability representing the value of these units is $15,720,067 and $9,212,369 as of December 31, 1997 and 1996, respectively. Payments under this plan were $1,118,803, $601,603 and $0 for the years ended December 31, 1997, 1996, and 1995, respectively.

         In 1994, the Company established a deferred compensation plan which is available to the internal field marketing staff and certain officers. Company contributions to this plan on behalf of the participants were $269,616 in 1997, $244,601 in 1996 and $139,209 in 1995.


12.      REINSURANCE

         The effect of the reinsurance agreements on the Company's operations was to reduce annuity charges and fee income, death benefit expense and policy reserves. The effect of reinsurance for the years ended December 31, 1997, 1996 and 1995 are as follows:


         1997
                                Annuity            Change in Annuity         Return Credited
                           Charges and Fees         Policy Reserves         to Contractowners
                           ----------------        -----------------        -----------------

         Gross               $144,417,045              $955,677               ($1,971,959)
         Ceded                 23,259,199               918,407                    46,676
                             ------------             ---------                ----------
         Net                 $121,157,846             $  37,270               ($2,018,635)
                             ============             =========                ==========


         1996
                                Annuity            Change in Annuity         Return Credited
                           Charges and Fees         Policy Reserves         to Contractowners
                           ----------------        -----------------        -----------------

         Gross                $87,369,693              $814,306                  $779,070
         Ceded                 17,590,171               179,766                   106,435
                              -----------              --------                  --------
         Net                  $69,779,522              $634,540                  $672,635
                              ===========              ========                  ========

         1995
                                Annuity            Change in Annuity         Return Credited
                           Charges and Fees         Policy Reserves         to Contractowners
                           ----------------        -----------------        -----------------

         Gross                $50,334,280            ($4,790,714)              $10,945,831
         Ceded                 11,496,922              1,988,042                   332,973
                              -----------             ----------               -----------
         Net                  $38,837,358            ($6,778,756)              $10,612,858
                              ===========             ==========               ===========

         Such ceded reinsurance does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


13.      SURPLUS NOTES

The Company has issued surplus notes to its Parent in exchange for cash. Surplus notes outstanding as of December 31, 1997, 1996 and 1995 were as follows:

                                                          Interest for the
                                                      Years Ended December 31,
                                                      ------------------------
                                                           Interest
              Issue Date                 Amount              Rate           1997               1996            1995
              ----------                 ------              ----           ----               ----            ----

         December 29, 1993             $  20,000,000         6.84%      $  1,387,000       $  1,390,800      $1,387,000
         February 18, 1994                10,000,000         7.28%           738,111            740,133         738,111
         March 28, 1994                   10,000,000         7.90%           800,972            803,167         800,972
         September 30, 1994               15,000,000         9.13%         1,388,521          1,392,325       1,388,521
         December 28, 1994                14,000,000         9.78%         1,388,217          1,392,020       1,392,008
         December 19, 1995                10,000,000         7.52%           762,444            764,533          27,156
         December 20, 1995                15,000,000         7.49%         1,139,104          1,142,225          37,450
         December 22, 1995                 9,000,000         7.47%           681,638            683,505          18,675
         June 28, 1996                    40,000,000         8.41%         3,410,722          1,747,411            -
         December 30, 1996                70,000,000         8.03%         5,699,069             31,228            -
                                        ------------                     -----------       ------------      ----------

         Total                          $213,000,000                     $17,395,798        $10,087,347      $5,789,893
                                        ============                     ===========        ===========      ==========


         All surplus notes mature 7 years from the issue date.

         Payment of interest and repayment of principal for these notes is subject to certain conditions and require approval by the Insurance Commissioner of the State of Connecticut. At December 31, 1997 and 1996, $7,796,218 and $1,567,800, respectively, of accrued interest on surplus notes was not approved for payment under these criteria.


14.      SHORT-TERM BORROWING

         The Company has a $10,000,000 loan from the parent which matures on March 10, 1998 and bears interest at 6.39%. The total interest expense to the Company was $641,532, $642,886 and $709,521 and for the years ended December 31, 1997, 1996 and 1995, respectively, of which $200,575 and $206,361 was payable as of December 31, 1997 and 1996, respectively.


15.      CONTRACT WITHDRAWAL PROVISIONS

         Approximately 98% of the Company's separate account liabilities are subject to discretionary withdrawal with market value adjustment by contractholders. Separate account assets which are carried at market value are adequate to pay such withdrawals which are generally subject to surrender charges ranging from 8.5% to 1% for contracts held less than 8 years.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


16.      QUARTERLY FINANCIAL DATA (UNAUDITED)

         The  following  table  summarizes   information  with  respect  to  the
         operations of the Company on a quarterly basis:

                                                           Three Months Ended
                                                           ------------------
                       1997                       March 31           June 30          September 30       December 31
                       ----                       --------           -------          ------------       -----------

         Premiums and other insurance
            revenues                              $30,185,820        $34,055,549       $41,102,381        $44,402,368
         Net investment income                      1,368,683          2,626,776         2,031,187          2,154,427
         Net realized capital gains                    20,604             43,460            20,553              2,486
                                                  -----------        -----------       -----------        -----------
         Total revenues                           $31,575,107        $36,725,785       $43,154,121        $46,559,281
                                                  ===========        ===========       ===========        ===========

         Benefits and expenses                    $18,319,281        $30,465,338       $31,179,403        $40,024,993
                                                  ===========        ===========       ===========        ===========

         Net income                              $  8,995,975       $  3,646,787      $  8,621,412       $  6,283,359
                                                 ============       ============      ============       ============

                                                           Three Months Ended
                                                           ------------------
                       1996                       March 31          June 30           September 30       December 31
                       ----                       --------          -------           ------------       -----------

         Premiums and other insurance
            revenues                              $16,605,765        $20,452,733       $22,366,166        $26,933,702
         Net investment income                        455,022            282,926           270,092            577,779
         Net realized capital gains                    92,072             13,106             5,606             23,679
                                                  -----------        -----------       -----------        -----------
         Total revenues                           $17,152,859        $20,748,765       $22,641,864        $27,535,160
                                                  ===========        ===========       ===========        ===========

         Benefits and expenses                    $12,725,411       $  9,429,735       $17,007,137        $25,191,857
                                                  ===========       ============       ===========        ===========

         Net income                              $  2,658,941       $  7,695,490      $  2,538,513        $14,470,976
                                                 ============       ============      ============        ===========

                                                           Three Months Ended
                                                           ------------------
                       1995                       March 31          June 30           September 30       December 31
                       ----                       --------          -------           ------------       -----------

         Premiums and other insurance
            revenues                            $  8,891,903        $10,066,478        $11,960,530       $14,189,048
         Net investment income                       551,690            434,273            293,335           321,376
         Net realized capital gains (losses)         (16,082)              (370)            44,644             8,582
                                                ------------        -----------        -----------       -----------
         Total revenues                         $  9,427,511        $10,500,381        $12,298,509       $14,519,006
                                                ============        ===========        ===========       ===========

         Benefits and expenses                   $11,438,798       $  9,968,595        $11,600,587       $15,908,087
                                                 ===========       ============        ===========       ===========

         Net income (loss)                     ($  2,026,688)     $     531,486      $     678,312      ($ 1,751,130)
                                                =============     =============      =============      ============

         As described in Note 5, the valuation allowance relating to deferred income taxes was released during the three months ended December 31, 1996.

                                   APPENDIX B

                            SHORT DESCRIPTIONS OF THE
      UNDERLYING MUTUAL FUNDS' PORTFOLIO INVESTMENT OBJECTIVES AND POLICIES

The investment objectives for each underlying mutual fund are in bold face. Please refer to the prospectus of the Alliance Variable Products Series Fund, Inc. for more complete details and risk factors applicable to certain portfolios.

U.S. Government/High Grade Securities Portfolio: The investment objective of the U.S. Government/High Grade Securities Portfolio is high current income consistent with preservation of capital. In seeking to achieve this objective, the portfolio will invest principally in a portfolio of: (a) obligations issued or guaranteed by the U.S. Government and repurchase agreements pertaining to U.S. Government Securities; and (b) other high grade debt securities rated AAA, AA or A by Standard & Poor's Corporation or Aaa, Aa or A by Moody's Investors Service, Inc. or that have not received a rating but are determined to be of comparable quality by the portfolio's advisor. As a fundamental investment policy, the portfolio will invest at least 65% of its total assets in these types of securities, including the securities held subject to repurchase agreements. The portfolio will utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk. The portfolio is designed primarily for long-term investors and investors should not consider it a trading vehicle.

Total Return Portfolio: The investment objective of the Total Return Portfolio is to achieve a high return through a combination of current income and capital appreciation. The Total Return Portfolio's assets are invested in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of the portfolio's advisor.

International Portfolio: The primary investment objective of the International Portfolio is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (e.g., incorporated outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities. As a secondary objective, the portfolio will attempt to increase its current income without assuming undue risk. The portfolio's advisor considers it consistent with these objectives to acquire securities of companies incorporated in the United States and having their principal activities and interests outside of the United States. The International Portfolio intends to be invested primarily in such issuers and under normal circumstances more than 80% of its assets will be so invested.

In seeking its objective, the International Portfolio expects to invest its assets primarily in common stocks of established non-United States companies which in the opinion of the portfolio's advisor have potential for growth of capital or income or both.

It is the present intention of the portfolio's advisor to invest the portfolio's assets in companies based in (or governments of or within) the Far East (Japan, Hong Kong, Singapore and Malaysia), Western Europe (the United Kingdom, Germany, The Netherlands, France and Switzerland), Australia, Canada, and such other areas and countries as the portfolio's advisor may determine from time to time. However, investments may be made from time to time in companies in, or governments of, developing countries as well as developed countries. Shareholders should be aware that investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. The portfolio's advisor at present does not intend to invest more than 10% of the International Portfolio's assets in companies in, or governments of, developing countries.

Short-Term Multi-Market Portfolio: The investment objective of the Short-Term-Multi-Market Portfolio is to seek the highest level of current income, consistent with what the portfolio's advisor considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years. The portfolio seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and a range of foreign currencies. Accordingly, the portfolio will seek investment opportunities in foreign, as well as domestic, securities markets. While the portfolio normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the portfolio will invest at least 25% of its net assets in U.S. Dollar denominated securities. The portfolio is designed for the investor who seeks a higher yield than a money market fund or certificate of deposit and less fluctuation in net asset value than a longer-term bond fund.

Growth and Income Portfolio: The investment objective of the Growth and Income Portfolio is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for investment in common stock, investments in other types of securities, such as bonds, convertible bonds, preferred stock and convertible preferred stocks may be made by the portfolio. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions.

Premier Growth Portfolio: The investment objective of the Premier Growth Portfolio is growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the portfolio's investment objective will be met. The portfolio is therefore not intended for investors whose principal objective is assured income and conservation of capital.

The portfolio will invest predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully selected, American companies that, in the judgment of the portfolio's advisor, are high quality and likely to achieve superior earnings growth. The portfolio investments in the 25 of these companies most highly regarded at any point in time by the portfolio's advisor will usually constitute approximately 70% of the portfolio's net assets. Normally, approximately 40 companies will be represented in the portfolio's investment portfolio. The portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies.

The portfolio will, under normal circumstances, invest at least 85% of the value of its total assets in the equity securities of American companies. The portfolio defines American companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and (ii) the equity securities of which are traded principally in the United States securities markets.

Money Market Portfolio: The investment objectives of the Money Market Portfolio are to achieve safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. In seeking to achieve its investment objectives, the Money Market Portfolio will invest primarily in: (a) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; (b) certificates of deposit, bankers' acceptances and interest bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the FDIC; (c) commercial paper of prime quality (rated A-1+ or A-1 by Standard and Poor's or Prime-1 by Moody's Investor Services, Inc., or, if not rated, issued by companies having outstanding debt securities rated AAA or AA by S&P, or Aaa or Aa by Moody's and participation loans extended by banks to such companies); and
(d) repurchase agreements that are collateralized in full each day by liquid securities of the types listed above.


North American Government Income Portfolio: The investment objective of the North American Government Income Portfolio is to seek the highest level of current income, consistent with what the adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, Mexico and
Argentina, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government Securities"). The portfolio seeks high current yields by investing in Government Securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso. Normally, the portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina. The portfolio will utilize certain other investment techniques, including options and futures. The portfolio may invest its assets in Government Securities considered investment grade or higher (i.e., securities rated at least BBB by S&P or at least Baa by Moody's or, if not so rated, of equivalent investment quality as determined by the portfolio's adviser.)


Global Dollar  Government  Portfolio:  The primary  investment  objective of the
Global Dollar Government Portfolio is to seek a high level of current income. Its secondary investment objective is capital appreciation. In seeking to achieve these objectives, the portfolio will invest at least 65% of its total assets in fixed income securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). The portfolio's investments in Sovereign Debt Obligations will emphasize obligations of a type customarily referred to as "Brady Bonds," that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon obligations issued by the U.S. government, its agencies or instrumentalities. The portfolio may invest up to 30% of its total assets in the Sovereign Debt Obligations and corporate fixed income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines or Venezuela, and the portfolio will limit investments in the Sovereign Debt Obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The portfolio may also invest up to 35% of its total assets in U.S. corporate fixed income securities and non-U.S. corporate fixed income securities. The portfolio will limit its investments in Sovereign Debt Obligations, U.S. and non-U.S. corporate fixed income securities to U.S. dollar denominated securities.

Utility Income Portfolio: The investment objective of the Utility Income Portfolio is to seek current income and capital appreciation by investing primarily in equity and fixed income securities of companies in the utilities industry. The portfolio may invest in securities of both United States and foreign issuers, although no more than 15% of the portfolio's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. As a matter of fundamental policy, the portfolio will, under normal circumstances, invest at least 65% of the value of its total assets in securities of companies in the utilities industry. The portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of companies in the utilities industry. Many of these companies have established a reputation for paying regular dividends and for increasing their common stock dividends over time.

Global Bond Portfolio: The investment objective of the Global Bond Portfolio is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U. S. Dollar and a range of foreign currencies.

The portfolio will invest only in securities of issuers in countries whose governments are deemed stable by the portfolio's advisor and its sub-advisor. Their determination that a particular country should be considered stable depends on their evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country.

The portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, such countries. The percentage of the portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. Under normal market conditions, it is expected that approximately 25% of the portfolio's net assets will be invested in debt securities denominated in the U.S. Dollar. There are certain risks associated with investing in foreign securities. See the fund prospectus "Other Investment Policies and Techniques - Foreign Securities".


The portfolio seeks to minimize investment risk by limiting its portfolio investments to high-quality debt securities of U.S. or foreign governments or supranational organizations, high-quality U.S. or foreign corporate debt securities, including commercial paper and high-quality debt obligations of banks and bank holding companies. The portfolio's investments consist of only the two highest grades assigned by S&P or Moody's or, if unrated, judged by the portfolio's advisor and Sub-advisor to be of comparable quality.


Growth Investors Portfolio: The investment objective of the Growth Investors Portfolio is to attempt to achieve the highest total return consistent with the advisor's determination of reasonable risk. The portfolio attempts to achieve its investment objective by allocating varying portions of its assets among a number of asset classes. Equity investments will include publicly traded common stocks and securities convertible into common stock equity securities issued by intermediate and small-sized companies with favorable growth prospects, companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies.
Fixed-income investments will include investment grade fixed-income securities (including cash and money market instruments) and may include securities that are rated in the lower rating categories by recognized ratings agencies (i.e., Ba or lower by Moody's or BB or lower by S&P) or that are unrated but determined by the advisor to be of comparable quality. Lower rated fixed-income securities generally provide greater current income than higher rated fixed-income securities, but are subject to greater credit and market risk. The portfolio will not invest more than 25% of its total assets in securities rated below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities deemed to be of comparable quality by the portfolio's advisor.

Conservative Investors Portfolio: The investment objective of the Conservative Investors Portfolio is to achieve a high total return without, in the view of the advisor, undue risk of principal. The Conservative Investors Portfolio attempts to achieve its investment objective by allocating varying portions of its assets among investment grade, publicly traded fixed-income securities, money market instruments and publicly traded common stocks and other equity securities of United States and non-United States issuers.

All fixed-income securities owned by the portfolio will be of investment grade. This means that they will be in one of the top four rating categories assigned by S&P or Moody's or will be unrated securities of comparable quality as determined by the advisor.

Equity securities invested in by the Conservative Investors Portfolio will consist of common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants, issued by companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States' economy over time.

Growth Portfolio: The investment objective of the Growth Portfolio is to provide long-term growth of capital. Current income is only an incidental consideration. The portfolio attempts to achieve its objective by investing primarily in equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

The portfolio invests primarily in common stocks and securities convertible into common stocks such as convertible bonds, convertible preferred stocks and warrants convertible into common stocks. Because the values of fixed-income securities are expected to vary inversely with changes in interest rates generally, when the advisor expects a general decline in interest rates, the portfolio may also invest for capital growth in fixed-income securities rated at the time of purchase below investment grade, that is securities rated Ba or lower by Moody's or BB or lower by S&P, or in unrated fixed income securities determined by the advisor to be of comparable quality. There are certain risks involved in investing in lower rated fixed income securities. See the fund prospectus "Growth Portfolio-Investments in High-Yield Securities".

Worldwide Privatization Portfolio: The investment objective of the Worldwide Privatization Portfolio is to seek long term capital appreciation. In seeking to achieve its investment objective, as a fundamental policy, the portfolio will invest at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing, or that have undergone, privatization although normally, significantly more of the portfolio's total assets will be invested in such securities. The balance of the portfolio's investment portfolio will include securities of companies that are believed by the portfolio's advisor to be beneficiaries of the privatization process. Equity securities include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, securities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or preferred stock.

The portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

It is the intention of the advisor to invest approximately 70% of the portfolio's total assets in securities of enterprises located in countries with established economies and the remainder of the portfolio's assets in securities of enterprises located in countries with developing economies. The portfolio intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerable more, countries. The percentage of the portfolio's assets invested in equity securities of companies based in a particular country will vary in accordance with the portfolio advisor's assessment of the appreciation potential of such securities. There is no restriction, however, on the percentage of the portfolio's assets that may by invested in countries within any one region of the world. To the extent that the portfolio's assets are invested within any one region, the portfolio may be subject to any special risks that may be associated with that region. Notwithstanding the foregoing, no more than 15% of the portfolio's total assets will be invested in securities of issuers in any one foreign country, except that the portfolio may invest up to 30% of its total assets in securities of issuers in any one of France, Germany, Great Britain, Italy and Japan.


Shareholders should be aware that investment in the portfolio involves certain special risk considerations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that government will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Because substantially all of the portfolio's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the portfolio's revenues will be received in such currencies, the dollar equivalent of the portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. Such changes will also affect the portfolio's income. The portfolio may, but is not required to, utilize various investment strategies to hedge its portfolio against currency and other risks.

                  This prospectus contains a short description of the contents of the Statement of Additional Information. You have the right to receive from us such Statement of Additional Information. To do so, please complete the following, detach it and forward it to us at:

                   American Skandia Life Assurance Corporation
                            Attention: Concierge Desk

                              For Written Requests:

                                  P.O. Box 883
                           Shelton, Connecticut 06484

                            For Electronic Requests:

                           customerservice@Skandia.com

                             For Requests by Phone:

                                 1-800-752-6342

--------------------------------------------------------------------------------
                  PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE ALLIANCE CAPITAL NAVIGATOR ANNUITY (05/98).
--------------------------------------------------------------------------------



        -----------------------------------------------------------------
                                (print your name)



        -----------------------------------------------------------------
                                    (address)



        -----------------------------------------------------------------
                              (city/state/zip code)

ADDITIONAL   INFORMATION:   Inquiries   will  be   answered   by  calling   your
representative or by writing to:





                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                                       at

                                  P.O. Box 883
                           Shelton, Connecticut 06484

                                       or

                           customerservice@Skandia.com



Issued by:                                                          Serviced by:

AMERICAN SKANDIA LIFE                                      AMERICAN SKANDIA LIFE
ASSURANCE CORPORATION                                      ASSURANCE CORPORATION
One Corporate Drive                                                 P.O. Box 883
Shelton, Connecticut 06484                            Shelton, Connecticut 06484
Telephone: 1-800-752-6342                             Telephone:  1-800-752-6342
http://www.AmericanSkandia.com                    http://www.AmericanSkandia.com

                                 Distributed by:

                    AMERICAN SKANDIA MARKETING, INCORPORATED
                               One Corporate Drive
                           Shelton, Connecticut 06484
                             Telephone: 203-926-1888
                         http://www.AmericanSkandia.com

                      STATEMENT OF ADDITIONAL lNFORMATION

                     THE ALLIANCE CAPITAL NAVIGATOR ANNUITY

The variable investment options thereunder, registered under the Securities Act of 1933 and the Investment Company Act of 1940, are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (Class 1 Sub-accounts) and AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The fixed investment options thereunder, registered solely under the Securities Act of 1933, are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION and the assets supporting such securities are maintained in AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D.

THIS STATEMENT OF ADDITIONAL lNFORMATlON IS NOT A PROSPECTUS. THE INFORMATION CONTAINED HEREIN SHOULD BE READ IN CONJUNCTlON WITH THE PROSPECTUS FOR THE ALLIANCE CAPITAL NAVIGATOR ANNUITY CONTRACTS ISSUED BY AMERICAN SKANDIA LIFE WHICH ARE REFERRED TO HEREIN.

THE PROSPECTUS SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE lNVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO AMERICAN SKANDIA LIFE ASSURANCE CORPORATION, P.O. BOX 883, SHELTON, CONNECTICUT 06484, OR TELEPHONE 1-800-752-6342. OUR ELECTRONIC MAIL ADDRESS IS CUSTOMERSERVICE@SKANDIA.COM.



                         Date of Prospectus: May 1, 1998
            Date of Statement of Additional Information: May 1, 1998



                                TABLE OF CONTENTS

Item                                                                                                                   Page

General Information Regarding American Skandia Life Assurance Corporation                                                 1
Principal Underwriter                                                                                                     1
Calculation of Performance Data                                                                                           2
Unit Price Determinations                                                                                                 4
Calculating the Market Value Adjustment                                                                                   5
Independent Auditors                                                                                                      6
Legal Experts                                                                                                             6
Appendix A - Financial Statements for Separate Account B (Class 1 Sub-accounts)                                           7

GENERAL  INFORMATION  REGARDING  AMERICAN  SKANDIA LIFE  ASSURANCE  CORPORATION:
American Skandia Life Assurance Corporation ("we", "our" or "us") is a wholly-owned subsidiary of American Skandia Investment Holding Corporation whose indirect parent is Skandia Insurance Company Ltd. Skandia Insurance Company Ltd. is part of a group of companies whose predecessor commenced operations in 1855. Skandia Insurance Company Ltd. is a major worldwide insurance company operating from Stockholm, Sweden which owns and controls, directly or through subsidiary companies, numerous insurance and related companies. We are organized as a Connecticut stock life company, and are subject to Connecticut law governing insurance companies. Our mailing address is P.O. Box 883, Shelton, Connecticut 06484.

PRINCIPAL UNDERWRITER: American Skandia Marketing, Incorporated ("ASM, Inc.") serves as principal underwriter for the Annuities. We, ASM, Inc. and American Skandia Investment Services Incorporated ("ASISI"), the investment manager of the American Skandia Trust, are wholly-owned subsidiaries of American Skandia Investment Holding Corporation. A number of the Class 1 Sub-accounts of Separate Account B invest in portfolios offered by American Skandia Trust.


ACN-SAI (05/98)

Annuities may be sold by agents of ASM, Inc. or agents of securities brokers or insurance brokers who enter into agreements with ASM, Inc. and who are legally qualified under federal and state law to sell the Annuities in those states where the Annuities are to be offered. The Annuities are offered on a continuous basis. ASM, Inc. is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker dealer and is a member of the National Association of Securities Dealers, Inc.

CALCULATION OF PERFORMANCE DATA: We may advertise our Current Rates for new Fixed Allocations, to the extent permitted by law. We may advertise the performance of Sub-accounts using two types of measures. These measures are "current and effective yield", which may be used for money market type Sub-accounts, and "total return," which may be used with other types of Sub-accounts. The following descriptions provide details on how we calculate these measures for Sub-accounts:

         (1) Current and effective yield: The current yield of a money market type Sub-account is calculated based upon a seven day period ending on the date of calculation. The current yield of such a Sub-account is computed by determining the change (exclusive of capital changes) in the Account Value of a hypothetical pre-existing allocation by an Owner to such a Sub-account (the "Hypothetical Allocation") having a balance of one Unit at the beginning of the period, subtracting a hypothetical maintenance fee, and dividing such net change in the Account Value of the Hypothetical Allocation by the Account Value of the Hypothetical Allocation at the beginning of the same period to obtain the base period return, and multiplying the result by (365/7). The resulting figure will be carried to at least the nearest l00th of one percent.

We compute effective compound yield for a money market type Sub-account according to the method prescribed by the Securities and Exchange Commission. The effective yield reflects the reinvestment of net income earned daily on assets of such a Sub-account. Net investment income for yield quotation purposes will not include either realized or capital gains and losses or unrealized appreciation and depreciation.

         (2) Total Return: Total return for the other Sub-accounts is computed by using the formula:

                                  P(1+T)n = ERV

                                     where:

         P = a hypothetical allocation of $1,000;

         T = average annual total return;

         n = the number of years over which total return is being measured; and

     ERV = the Account Value of the hypothetical $1,000 payment as of the end of the period over which total return is being measured.

The Sub-accounts offered as variable investment options for the Annuities have been available as variable investment options in other annuities we offer. In addition, some of the underlying mutual fund portfolios existed prior to the inception of these Sub-accounts. Performance quoted in advertising regarding such Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial offering of the Annuities, or periods during which the underlying mutual fund portfolios have been in existence, but the Sub-accounts have not. Such hypothetical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts.

As part of any advertisement of Standard Total Return, we may advertise the "Non-standard Total Return" of the Sub-accounts. Non-standard Total Return is calculated in the same manner as the standardized returns except that the calculations assume no redemption at the end of the applicable periods, thus these figures do not take into consideration the Annuity's contingent deferred sales charge. In addition, we may calculate Non-standard Total Return that does not reflect deduction of the Annual Maintenance Fee.

As described in the Prospectus, Annuities may be offered in certain situations in which the contingent deferred sales charge or certain other charges or fees may be eliminated or reduced. Advertisements of performance in connection with the offer of such Annuities will be based on the charges applicable to such Annuities.

Shown below are total return figures for the periods shown. Figures are shown only for Sub-accounts operational as of December 31, 1997. "Standard" total return and "Non-standard" total return figures, as described above, are shown. Standard total return figures assume that all charges and fees are applicable. Non-standard total return figures may not reflect all fees and charges, as noted in the charts below. The "inception-to-date" figures shown below are based on the inception date of an underlying mutual fund portfolio. "N/A" means "not applicable" and indicates that the underlying mutual fund portfolio was not in operation for the applicable period. Any performance of such portfolios prior to inception of a Sub-account is provided by the underlying mutual funds. The total return for any Sub-account reflecting performance prior to such Sub-account's inception is based on such information.


                                       Standard Total Return                        Non-Standard Total Return
                                         (Assuming maximum sales charge           (Assuming maximum sales charge
                                              and maximum maintenance fees)       and no maintenance fees)
                                                                     Incep-                                        Incep-
                                     1        3       5       10    tion-to            1      3     5     10      tion-to
                                     Yr.     Yrs.     Yrs.    Yrs.    -Date          Yr.     Yrs.   Yrs.  Yrs.      -Date

AVP U.S. Government/
    High Grade Bond               -0.41%    6.73%    4.70%     N/A    4.30%       -0.34%    6.81%    4.78%   N/A    4.38%
AVP Total Return                  11.83%   16.80%   10.59%     N/A   10.71%       11.91%   16.89%   10.67%   N/A   10.80%
AVP International                 -5.69%    3.52%    7.44%     N/A    7.56%       -5.62%    3.59%    7.52%   N/A    7.65%
AVP Short-Term
    Multi-Market                  -4.44%    3.70%    1.88%     N/A    2.46%       -4.37%    3.78%    1.95%   N/A    2.54%
AVP Growth and Income             19.41%   26.36%   17.15%     N/A   13.50%       19.49%   26.45%   17.23%   N/A   13.58%
AVP Premier Growth                24.39%   30.40%   18.92%     N/A   19.73%       24.49%   30.49%   19.01%   N/A   19.82%
AVP North American
    Government Income              0.51%   13.73%      N/A     N/A    7.06%        0.59%   13.82%      N/A   N/A    7.14%
AVP Global Dollar
    Government                     4.07%   17.14%      N/A     N/A   13.19%        4.15%   17.22%      N/A   N/A   13.28%
AVP Utility Income                16.37%   14.96%      N/A     N/A   12.23%       16.45%   15.04%      N/A   N/A   12.32%
AVP Global Bond                   -8.31%    6.86%      N/A     N/A    6.14%       -8.24%    6.94%      N/A   N/A    6.22%
AVP Conservative Investors         2.08%    7.32%      N/A     N/A    7.31%        2.16%    7.40%      N/A   N/A    7.41%
AVP Growth Investors               7.13%   11.72%      N/A     N/A   10.67%        7.21%   11.80%      N/A   N/A   10.77%
AVP Growth                        20.61%   28.12%      N/A     N/A   27.33%       20.70%   28.21%      N/A   N/A   27.44%
AVP Worldwide Privatization        1.62%   10.14%      N/A     N/A    9.68%        1.70%   10.22%      N/A   N/A    9.78%

                                          Non-Standard Total Return                         Non-Standard Total Return
                                          (Assuming no sales charge and                          (Assuming no sales charge with
                                                no maintenance fees)                             maintenance fees)
                                                                     Incep-                                          Incep-
                                     1        3       5           10tion-to            1      3        5     10     tion-to
                                     Yr.     Yrs.     Yrs.    Yrs.    -Date           Yr.     Yrs.      Yrs.    Yrs.  -Date

AVP U.S. Government/
    High Grade Bond                7.16%    8.39%    5.35%     N/A    4.77%        7.09%    8.32%    5.28%   N/A    4.69%
AVP Total Return                  19.41%   18.21%   11.13%     N/A   11.13%       19.33%   18.13%   11.05%   N/A   11.04%
AVP International                  1.88%    5.27%    8.03%     N/A    8.02%        1.81%    5.20%    7.96%   N/A    7.93%
AVP Short-Term
    Multi-Market                   3.13%    5.45%    2.59%     N/A    2.54%        3.06%    5.37%    2.52%   N/A    2.46%
AVP Growth and Income             26.99%   27.59%   17.60%     N/A   13.69%       26.91%   27.50%   17.52%   N/A   13.61%
AVP Premier Growth                31.99%   31.56%   19.35%     N/A   20.02%       31.89%   31.47%   19.27%   N/A   19.93%
AVP North American
    Government Income              8.09%   15.21%      N/A     N/A    8.15%        8.01%   15.13%      N/A   N/A    8.07%
AVP Global Dollar
    Government                    11.65%   18.54%      N/A     N/A   14.15%       11.57%   18.46%      N/A   N/A   14.07%
AVP Utility Income                23.95%   16.41%      N/A     N/A   13.22%       23.87%   16.33%      N/A   N/A   13.13%
AVP Global Bond                   -0.74%    8.51%      N/A     N/A    6.39%       -0.81%    8.44%      N/A   N/A    6.31%
AVP Conservative Investors         9.66%    8.97%      N/A     N/A    8.61%        9.58%    8.89%      N/A   N/A    8.51%
AVP Growth Investors              14.71%   13.25%      N/A     N/A   11.89%       14.63%   13.17%      N/A   N/A   11.79%
AVP Growth                        28.20%   29.31%      N/A     N/A   28.21%       28.11%   29.22%      N/A   N/A   28.10%
AVP Worldwide Privatization        9.20%   11.71%      N/A     N/A   10.88%        9.12%   11.63%      N/A   N/A   10.78%

Some of the underlying portfolios may be subject to an expense reimbursement or waiver that in the absence of such reimbursement would reduce the portfolio's performance.

The performance quoted in any advertising should not be considered a representation of the performance of any Sub-accounts in the future since performance is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual fund portfolios and upon prevailing market conditions and the response of the underlying mutual fund portfolios to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual fund portfolios. In addition, the amount of charges against each Sub-account will affect performance.

The information provided by these measures may be useful in reviewing the performance of the Sub-accounts, and for providing a basis for comparison with other annuities. These measures may be less useful in providing a basis for comparison with other investments that neither provide some of the benefits of such annuities, nor are treated in a similar fashion under the Internal Revenue Code.

UNIT PRICE DETERMINATIONS: For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of and charges assessed against a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

         (a) is the net result of:

                  (1) the net asset value per share of the underlying mutual fund portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid by the underlying mutual fund portfolio during that Valuation Period; plus or minus

                  (2) any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

         (b) is the net result of:

                  (1) the net asset value per share plus any declared and unpaid dividends per share of the underlying mutual fund portfolio shares held in that Sub-account at the end of the preceding Valuation Period; plus or minus

                  (2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

         (c) is the mortality and expense risk charges and the administration charge.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

CALCULATING THE MARKET VALUE ADJUSTMENT: The market value adjustment ("MVA") is used in determining the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined. Current Rates and available Guarantee Periods are those for the class of Annuities you purchase pursuant to this Prospectus. The formula is:

                                                        [(1+I) / (1+J)]N/12

                                     where:

                  I is the interest rate being credited to the Fixed Allocation;

                  J is the Current Rate for new Fixed Allocations with Guarantee Periods of durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation's Guarantee Period) remaining in such Guarantee Period ( the "Remaining Period");

                  N is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in such Guarantee Period.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date.

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

         (a) If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities .

         (b) If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average - Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

The following examples show the effect of the MVA in determining Account Value. The example assumes: (a) Account Value of $50,000 for the Fixed Allocation at the beginning of its Guarantee Period; (b) a Guarantee Period of 5 years; (c) an interest rate of 5%, which is an effective annual rate; and (d) the date of the calculation is the end of the third year since the beginning of the Guarantee Period. That means there are two exact years remaining to the end of the Guarantee Period.

         Example

     Example of Upward Adjustment: Assume that J = 3.5% and there have been no transfers or withdrawals. At this point I = 5% (0.05) and N = 24 (number of months remaining in the Guarantee Period. Then:

     (a) MVA = [(1+I)/(1+J)]N/12 = [1.05/1.035]2 = 1.029196; and

     (b) Account Value = Interim Value X MVA = $59,571.12.

     Example of Downward Adjustment: Assume that J = 6% and there have been no transfers or withdrawals. At this point I = 5% (0.05) and N = 24, the number of months remaining in the Guarantee Period. Then:

     (a) MVA = [(1+I)/(1+J)]N/12 = [1.05/1.06]2 = 0.981221; and

     (b) Account Value = Interim Value X MVA = $56,794.30.


INDEPENDENT AUDITORS: Ernst & Young LLP, Goodwin Square, 225 Asylum Street, Hartford, Connecticut 06103, independent auditors, have audited the financial statements of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts) with respect to the year ended December 31, 1997. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1433, independent auditors, have audited the financial statements of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts) with respect to the years ended December 31, 1996, 1995, 1994 and 1993. Audited consolidated statements of financial condition of American Skandia Life Assurance Corporation as of December 31, 1997 and 1996, and the related consolidated statements of operations, shareholder's equity and cash flows for each of the three years in the period ended December 31, 1997 are included in the Prospectus. The audited statement of assets, liabilities and contractowner's equity for Variable Account B (Class 1 Sub-accounts) as of December 31, 1997 and the related statement of operations for the periods then ended and statements of changes in net assets for the periods ended December 31, 1997 and 1996 are included herein. The financial statements included herein and in the Prospectus have been audited by Ernst & Young LLP and Deloitte & Touche LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein and in the Prospectus, and are included in reliance upon such reports given upon the authority of each firm as experts in accounting and auditing.


LEGAL EXPERTS: Counsel with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law is Werner & Kennedy, 1633 Broadway, New York, New York 10019.


FINANCIAL STATEMENTS FOR SEPARATE ACCOUNT B (CLASS 1 SUB-ACCOUNTS): The statements which follow in Appendix A are those of American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts) as of December 31, 1997 and for the periods ended December 31, 1997 and 1996. There are other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.


To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional information or a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.

We furnish you without charge a copy of any or all of documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia Life Assurance Corporation, Attention: Concierge Desk, P.O. Box 883, Shelton, Connecticut 06484. Our phone number is 1-(800) 752-6342. You may also forward such a request electronically to our Customer Service Department at customerservice@Skandia.com.

                                  Appendix A -

                   Financial Statements for Separate Account B
                             (Class 1 Sub-accounts)


                                   APPENDIX A

                          INDEPENDENT AUDITOR'S REPORT


To the Contractowners of
    American Skandia Life Assurance Corporation
    Variable Account B - Class 1 and the
    Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the accompanying statement of assets and liabilities of forty-four sub-accounts of American Skandia Life Assurance Corporation Variable Account B - Class 1, referred to in Note 1, as of December 31, 1997, and the related statements of operations and changes in net assets for the periods then ended. These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements referred to above present fairly, in all material respects, the financial position of the forty-four sub-accounts of American Skandia Life Assurance Corporation Variable Account B - Class 1, referred to in Note 1, at December 31, 1997, and the results of their operations and changes in their net assets for the periods then ended in conformity with generally accepted accounting principles.


/s/Ernst & Young LLP
Ernst & Young LLP
Hartford, Connecticut
February 20, 1998

                          INDEPENDENT AUDITORS' REPORT


To the Contractowners of
    American Skandia Life Assurance Corporation
    Variable Account B - Class 1 and the
    Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the accompanying statements of changes in net assets of the thirty-eight sub-accounts of American Skandia Life Assurance Corporation Variable Account B - Class 1, referred to in Note 1, for the year ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included the confirmation of securities owned as of December 31, 1996 with the managers of the mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of the thirty-eight sub-accounts of American Skandia Life Assurance Corporation Variable Account B - Class 1, referred to in
Note 1, for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP
New York, New York
February 24, 1997








American Skandia Life Assurance Corporation
Variable Account B --- Class 1

Statement of Assets, Liabilities, and Contractowner's Equity

As of December 31, 1997

--------------------------------------------------------------------------------
                                                          ----------------------

                                        ASSETS

Investment in mutual funds at market value ( Note 2 ):
      Neuberger & Berman Advisers Management Trust ( NBAMT ):
            Partners Portfolio - 30,776,886 shares ( cost $550,100,579 )                                   $ 634,003,853
      The Alger American Fund ( AAF ):
            Small Capitalization Portfolio - 14,221,548 shares ( cost $590,379,697 )                         622,192,720
            Growth Portfolio - 16,016,251 shares ( cost $588,370,891 )                                       684,854,905
            MidCap Growth Portfolio - 14,434,366 shares ( cost $318,167,011 )                                349,022,960
      American Skandia Trust ( AST ):
            Putnam International Equity Portfolio - 18,914,011 shares ( cost $346,992,734 )                  402,490,162
            Putnam Balanced Portfolio - 25,917,744 shares ( cost $303,307,153 )                              353,258,850
            Putnam Value Growth & Income Portfolio - 9,391,342 shares ( cost $107,629,224 )                  114,856,110
            Lord Abbett Growth and Income Portfolio - 44,685,011 shares ( cost $769,427,454 )                917,383,280
            JanCap Growth Portfolio - 64,330,439 shares ( cost $1,277,764,349 )                            1,489,249,666
            Money Market Portfolio - 773,874,475 shares ( cost $773,874,475 )                                773,874,475
            Federated Utility Income Portfolio - 12,961,650 shares ( cost $165,083,981 )                     196,368,992
            Federated High Yield Portfolio -  31,972,553 shares ( cost $386,352,275 )                        419,160,173
            T. Rowe Price Asset Allocation Portfolio - 13,879,038 shares ( cost $174,676,529 )               209,989,851
            T. Rowe Price International Equity Portfolio - 36,531,153 shares ( cost $440,627,143 )           441,661,637
            T. Rowe Price International Bond Portfolio - 12,513,350 shares ( cost $128,958,454 )             126,384,838
            T. Rowe Price Natural Resources Portfolio - 7,494,676 shares ( cost $107,780,405 )               109,197,426
            T. Rowe Price Small Company Value - 14,409,224 shares ( cost $171,769,678 )                      185,590,803
            Founders Capital Appreciation Portfolio - 14,230,090 shares ( cost $231,398,368 )                253,437,901
            Founders Passport Portfolio - 9,717,891 shares ( cost $114,204,215 )                             114,476,752
            PIMCO Total Return Bond Portfolio - 46,801,863 shares ( cost $515,490,971 )                      548,517,832
            PIMCO Limited Maturity Bond Portfolio - 25,546,735 shares ( cost $269,466,414 )                  281,525,018
            INVESCO Equity Income Portfolio - 35,040,408 shares ( cost $501,493,440 )                        578,517,140
            Berger Capital Growth Portfolio - 10,944,182 shares ( cost $171,194,502 )                        181,782,867
            Robertson Stephens Value + Growth Portfolio - 18,301,356 shares ( cost $239,042,679 )            230,963,116
            Janus Overseas Growth Portfolio - 21,107,949 shares ( cost $245,238,511 )                        250,551,354
            Twentieth Century Strategic Balanced Portfolio - 2,525,221 shares ( cost $27,136,606 )            28,636,003
            Twentieth Century International Growth Portfolio - 2,817,415 shares ( cost $32,712,861 )          32,456,625
            Marsico Capital Growth Portfolio  - 714,036 shares ( cost $7,141,738 )                             7,161,783
      Alliance Variable Products Series Fund (AVP):
            Short- Term Multi-Market Portfolio - 16,950 shares ( cost $180,397)                                  179,163
            Premier Growth Portfolio - 367,198 shares ( cost $5,966,243 )                                      7,707,496
            Growth and Income Portfolio - 392,281 shares ( cost $6,216,575 )                                   7,818,168
            U.S. Government/High Grade Securities Portfolio - 205,251 shares ( cost $2,349,707 )               2,448,642
            Total Return Portfolio - 306,221 shares ( cost $4,047,903 )                                        5,181,253
            International Portfolio - 228,747 shares ( cost $3,244,735 )                                       3,435,777
            Money Market Portfolio - 1,300,707 shares ( cost $1,300,707 )                                      1,300,707
            North American Government Income Portfolio - 28,554 shares ( cost $313,847 )                         370,345
            Global Dollar Government Portfolio - 56,791 shares ( cost $677,889)                                  831,988
            Utility Income Portfolio - 56,842 shares ( cost $687,565 )                                           890,713
            Global Bond Portfolio - 32,600 shares ( cost $366,413 )                                              361,861
            Conservative Investors Portfolio - 88,844 shares ( cost $1,014,592 )                               1,163,853
            Growth Investors Portfolio - 82,786 shares ( cost $959,416 )                                       1,190,460
            Growth Portfolio - 290,104 shares ( cost $4,388,684)                                               6,504,135
            Worldwide Privatization Portfolio - 88,613 shares ( cost $1,030,138 )                              1,258,308
      Montgomery Variable Series ( Montgomery ):
            Emerging Markets Fund -  9,859,858 shares ( cost $117,207,430 )                                  104,218,701
                                                                                                      -------------------
                          Total Invested Assets                                                         $ 10,682,428,662

Receivable from American Skandia Life Assurance Company                                                     $ 11,180,825
Receivable from Neuberger & Berman Advisors Management Trust                                                     430,745
Receivable from Alger American Fund                                                                              519,305
Receivable from Alliance Variable Product Series Fund                                                             18,055
Receivable from Montgomery Variable Series                                                                       362,216
                                                                                                      -------------------
                          Total Assets                                                                  $ 10,694,939,808
                                                                                                      ===================

--------------------------------------------------------------------------------

See Notes to Financial Statements.

American Skandia Life Assurance Corporation
Variable Account B --- Class 1

Statement of Assets and Liabilities ( Concluded )

As of December 31, 1997

--------------------------------------------------------------------------------

                                      LIABILITIES

Payable to American Skandia Trust                                                                                       $ 12,483,632
                                                                                                              ----------------------
                          Total Liabilities                                                                             $ 12,483,632
                                                                                                              ----------------------






                                      NET ASSETS

                                                                                                 Unit
Contractowners' Equity                                                           Units           Value

       NBAMT - Partners                                                          31,834,555               $ 19.92      $ 634,003,818
       AAF - Small Capitalization                                                13,866,126                 44.87        622,192,720
       AAF - Growth                                                              15,854,570                 43.20        684,854,905
       AAF - MidCap Growth                                                       14,687,032                 23.76        349,022,960
       AST - Putnam International Equity                                         17,534,233                 22.95        402,490,130
       AST - Putnam Balanced                                                     22,109,373                 15.98        353,258,850
       AST - Putnam Value Growth & Income                                         9,523,815                 12.06        114,856,110
       AST - Lord Abbett Growth and Income                                       42,197,002                 21.74        917,383,280
       AST - JanCap Growth                                                       62,486,302                 23.83      1,489,249,667
       AST - Money Market                                                        66,869,998                 11.57        773,872,782
       AST - Federated Utility Income                                            11,745,440                 16.72        196,368,992
       AST - Federated High Yield                                                29,663,242                 14.13        419,160,174
       AST - T. Rowe Price Asset Allocation                                      13,524,781                 15.53        209,989,850
       AST - T. Rowe Price International Equity                                  37,784,426                 11.69        441,661,507
       AST - T. Rowe Price International Bond                                    12,089,872                 10.45        126,384,849
       AST - T. Rowe Price Natural Resources                                      7,550,076                 14.46        109,197,426
       AST - T. Rowe Price Small Company Value                                   14,612,510                 12.70        185,590,803
       AST - Founders Capital Appreciation                                       14,662,728                 17.28        253,437,901
       AST - Founders Passport                                                    9,988,104                 11.46        114,476,755
       AST - PIMCO Total Return Bond                                             44,098,036                 12.44        548,517,832
       AST - PIMCO Limited Maturity Bond                                         25,008,310                 11.26        281,525,018
       AST - INVESCO Equity Income                                               33,420,274                 17.31        578,517,140
       AST - Berger Capital Growth                                               11,293,799                 16.10        181,782,865
       AST - Robertson Stephens Value + Growth                                   18,736,994                 12.33        230,963,118
       AST - Janus Overseas Growth                                               21,405,891                 11.70        250,551,368
       AST - Twentieth Century Strategic Balanced                                 2,560,866                 11.18         28,636,003
       AST - Twentieth Century International Growth                               2,857,188                 11.36         32,485,198
       AST - Marsico Capital Growth                                                 714,309                 10.03          7,162,035
       AVP - Short-Term Multi-Market                                                 15,900                 11.26            179,073
       AVP - Premier Growth                                                         282,732                 27.26          7,707,788
       AVP - Growth and Income                                                      333,337                 23.46          7,818,464
       AVP - U.S. Government/High Grade Securities                                  192,058                 12.75          2,448,642
       AVP - Total Return                                                           307,432                 16.85          5,181,452
       AVP - International                                                          235,027                 14.62          3,435,909
       AVP - Money Market                                                           115,139                 11.30          1,300,522
       AVP - North American Government Income                                        27,787                 13.33            370,316
       AVP - Global Dollar Government                                                51,199                 16.25            832,085
       AVP - Utility Income                                                          57,174                 15.58            890,645
       AVP - Global Bond                                                             28,395                 12.74            361,791
       AVP - Conservative Investors                                                  89,301                 13.03          1,163,764
       AVP - Growth Investors                                                        81,759                 14.56          1,190,367
       AVP - Growth                                                                 293,327                 22.17          6,504,382
       AVP - Worldwide Privatization                                                 89,962                 13.99          1,258,211
       Montgomery Emerging Markets                                               10,371,104                 10.05        104,218,709
                                                                                                              ======================
                          Total Net Assets                                                                          $ 10,682,456,176
                                                                                                              ======================

------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 1

STATEMENT OF OPERATIONS
For the Periods Ended December 31, 1997


--------------------------------------------------------------------------------

Class 1 Sub-account Investing In:
--------------------------------------------------------------------------------


                                                                          NBAMT             AAF - Small
                                                       Total             Partners          Capitalization         AAF - Growth
                                           -----------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                   $ 110,485,733         $ 1,005,834                   $ -           $ 1,917,611
   Expenses
      Mortality and Expense Risk Charges and
       Administrative Fees (Note 6                (127,311,785)         (6,613,675)           (8,684,076)           (9,131,179)
                                            -----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                       (16,826,052)         (5,607,841)           (8,684,076)           (7,213,568)
                                            -----------------------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                           5,218,867,350         189,973,963           463,872,188           322,084,192
   Cost of Securities Sold                       4,684,428,007         145,842,843           461,250,014           264,333,410

                                            -----------------------------------------------------------------------------------
       Net Gain (Loss)                             534,439,343          44,131,120             2,622,174            57,750,782
   Capital Gain Distributions Received             173,281,848          15,489,845            20,647,923             3,472,838
                                            -----------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS)                           707,721,191          59,620,965            23,270,097            61,223,620
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                             548,630,203          31,819,536            (2,020,963)           32,720,630
   End of Period                                   976,694,086          83,903,275            31,813,024            96,484,014
                                           -----------------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                         428,063,883          52,083,739            33,833,987            63,763,384
                                           -----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $ 1,118,959,022       $ 106,096,863          $ 48,420,008         $ 117,773,436
                                           ===================================================================================


--------------------------------------------------------------------------------
See Notes to Financial Statements.
* Date Operations Commenced

                                                                                                                  AST - Putnam
                                                                                                              Value Grth & Inc
                                                    AAF - MidCap       AST - Putnam         AST - Putnam          Jan. 3* thru
                                                      Growth       International Equity      Balanced            Dec. 31, 1997
                                           -----------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                      $ 188,960         $ 5,313,522           $ 6,538,236                   $ -
   Expenses
      Mortality and Expense Risk Charges and
       Administrative Fees (Note 6)                 (4,853,239)         (5,582,339)           (4,610,315)             (785,251)
                                           -----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        (4,664,279)           (268,817)            1,927,921              (785,251)
                                            -----------------------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                             199,354,322         110,517,767            22,919,785            10,062,573
   Cost of Securities Sold                         182,104,709          99,602,750            18,474,180             9,147,258

                                           -----------------------------------------------------------------------------------
       Net Gain (Loss)                              17,249,613          10,915,017             4,445,605               915,315
   Capital Gain Distributions Received               4,607,715          17,123,466            29,991,768                     -
                                           -----------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS)                            21,857,328          28,038,483            34,437,373               915,315
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                               9,499,308          27,495,441            38,766,789                     -
   End of Period                                    30,855,949          55,497,428            49,951,695             7,226,887
                                           -----------------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                          21,356,641          28,001,987            11,184,906             7,226,887
                                           -----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $ 38,549,690        $ 55,771,653          $ 47,550,200           $ 7,356,951
                                           ===================================================================================


                                                 AST - Lord
                                                Abbett Growth       AST - JanCap          AST - Money         AST - Federated
                                                   and Income           Growth               Market            Utility Income
                                          -----------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                    $ 7,192,823         $ 2,485,195          $ 31,892,082           $ 3,546,555
   Expenses
      Mortality and Expense Risk Charges and
      Administrative Fees (Note 6)                 (10,265,232)        (18,217,028)           (9,169,484)           (1,943,214)
                                           -----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        (3,072,409)        (15,731,833)           22,722,598             1,603,341
                                           -----------------------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                             148,057,688         506,567,128         2,003,811,217            45,460,760
   Cost of Securities Sold                          98,932,838         328,245,259         2,003,811,217            37,261,107

                                           -----------------------------------------------------------------------------------
       Net Gain (Loss)                              49,124,850         178,321,869                     -             8,199,653
   Capital Gain Distributions Received              12,931,831          41,427,365                76,336             5,065,268
                                           -----------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS)                            62,056,681         219,749,234                76,336            13,264,921
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                              76,695,936         150,363,881                     -            14,170,075
   End of Period                                   147,955,826         211,485,317                     -            31,285,011
                                           -----------------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                          71,259,890          61,121,436                     -            17,114,936
                                           -----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $ 130,244,162       $ 265,138,837          $ 22,798,934          $ 31,983,198
                                           ===================================================================================


                                                                      AST - T. Rowe        AST - T. Rowe         AST - T. Rowe
                                              AST - Federated       Price Asset      Price International   Price International
                                                   High Yield         Allocation             Equity                 Bond
                                           -----------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                   $ 10,084,396         $ 2,537,358           $ 2,237,660           $ 1,516,400
   Expenses
      Mortality and Expense Risk Charges and
      Administrative Fees (Note 6)                  (4,327,304)         (2,377,736)           (6,423,155)           (1,656,273)
                                           -----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                         5,757,092             159,622            (4,185,495)             (139,873)
                                            -----------------------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                              75,852,706           6,797,454           232,332,837            20,680,046
   Cost of Securities Sold                          67,686,400           4,651,341           186,329,920            20,278,821

                                           -----------------------------------------------------------------------------------
       Net Gain (Loss)                               8,166,306           2,146,113            46,002,917               401,225
   Capital Gain Distributions Received               1,200,827           2,358,283             2,543,210             2,429,212
                                           -----------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS)                             9,367,133           4,504,396            48,546,127             2,830,437
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                              13,876,286          15,766,820            43,722,755             5,011,530
   End of Period                                    32,807,899          35,313,322             1,034,494            (2,573,616)
                                           -----------------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                          18,931,613          19,546,502           (42,688,261)           (7,585,146)
                                           -----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $ 34,055,838        $ 24,210,520           $ 1,672,371          $ (4,894,582)
                                             ===================================================================================


                                                                      AST - T. Rowe Price
                                                     AST - T. Rowe      Small Co. Value      AST - Founders
                                                     Price Natural       Jan. 3* thru            Capital           AST - Founders
                                                     Resources         Dec. 31, 1997        Appreciation            Passport
                                           -----------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                      $ 405,903                 $ -                   $ -             $ 778,988
   Expenses
      Mortality and Expense Risk Charges and
      Administrative Fees (Note 6)                  (1,549,519)         (1,046,184)           (3,269,734)           (1,777,978)
                                           -----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        (1,143,616)         (1,046,184)           (3,269,734)             (998,990)
                                            -----------------------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                              36,232,052          17,117,988            73,800,470            72,333,920
   Cost of Securities Sold                          30,047,747          13,975,742            68,456,403            66,237,288

                                           -----------------------------------------------------------------------------------
       Net Gain (Loss)                               6,184,305           3,142,246             5,344,067             6,096,632
   Capital Gain Distributions Received               2,019,357                   -                     -               124,401
                                           -----------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS)                             8,203,662           3,142,246             5,344,067             6,221,033
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                               7,835,241                   -            11,743,492             4,249,251
   End of Period                                     1,417,021          13,821,124            22,039,533               272,536
                                           -----------------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                          (6,418,220)         13,821,124            10,296,041            (3,976,715)
                                           -----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $ 641,826        $ 15,917,186          $ 12,370,374           $ 1,245,328
                                           ===================================================================================


                                                     AST - PIMCO         AST - PIMCO
                                                   Total Return     Limited Maturity       AST - INVESCO         AST - Berger
                                                      Bond               Bond             Equity Income        Capital Growth
                                           -----------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                   $ 14,621,203        $ 10,452,221           $ 6,878,772             $ 219,051
   Expenses
      Mortality and Expense Risk Charges and
      Administrative Fees (Note 6)                  (6,356,163)         (3,563,672)           (6,643,613)           (2,400,505)
-----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                         8,265,040           6,888,549               235,159            (2,181,454)
                                            -----------------------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                              66,764,068          74,156,726           159,526,708           179,196,340
   Cost of Securities Sold                          63,342,779          72,465,594           117,892,184           165,413,913

                                           -----------------------------------------------------------------------------------
       Net Gain (Loss)                               3,421,289           1,691,132            41,634,524            13,782,427
   Capital Gain Distributions Received                       -                   -             9,584,919             1,324,285
                                           -----------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS)                             3,421,289           1,691,132            51,219,443            15,106,712
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                               7,642,770           6,241,524            43,431,421             4,175,910
   End of Period                                    33,026,862          12,058,605            77,023,700            10,588,365
                                           -----------------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                          25,384,092           5,817,081            33,592,279             6,412,455
                                           -----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $ 37,070,421        $ 14,396,762          $ 85,046,881          $ 19,337,713
                                           ===================================================================================


                                                                        AST - Janus     AST - Twentieth Cent. AST - Twentieth Cent.
                                                  AST - Robertson     Overseas Growth    Strategic Balanced   International Growth
                                                 Stephens Value      Jan. 3* thru         Jan. 3* thru          Jan. 3* thru
                                                  + Growth         Dec. 31, 1997        Dec. 31, 1997         Dec. 31, 1997
                                          -----------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                            $ -                 $ -                   $ -                  $ -
   Expenses
      Mortality and Expense Risk Charges and
      Administrative Fees (Note 6)                  (2,130,901)         (1,784,548)             (189,017)            (221,199)
                                          -----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        (2,130,901)         (1,784,548)             (189,017)            (221,199)
                                           -----------------------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                              74,862,979          47,704,083             1,648,731            14,253,129
   Cost of Securities Sold                          64,576,415          41,021,006             1,526,115            13,165,154

                                           -----------------------------------------------------------------------------------
       Net Gain (Loss)                              10,286,564           6,683,077               122,616             1,087,975
   Capital Gain Distributions Received                       -                   -                     -                     -
                                           -----------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS)                            10,286,564           6,683,077               122,616             1,087,975
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                               2,217,327                   -                     -                     -
   End of Period                                    (8,079,563)          5,312,843             1,499,397              (256,236)
                                           -----------------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                         (10,296,890)          5,312,843             1,499,397              (256,236)
                                           -----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $ (2,141,227)       $ 10,211,372           $ 1,432,996             $ 610,540
                                           ===================================================================================


                                                       AST - Marsico
                                                       Capital Growth
                                                      (Dec. 22* thru        AVP - ST           AVP - Premier         AVP - Growth
                                                       Dec. 31, 1997)       Multi - MKT            Growth               & Income
                                           -----------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                            $ -            $ 14,757               $ 9,100              $ 49,036
   Expenses
      Mortality and Expense Risk Charges
       and Administrative Fees (Note 6)                 (2,901)             (3,433)             (106,953)             (102,558)
                                           -----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                            (2,901)             11,324               (97,853)              (53,522)
                                            -----------------------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                               2,394,839              84,902             2,090,367               907,559
   Cost of Securities Sold                           2,390,059              86,923             2,063,296               725,033

                                           -----------------------------------------------------------------------------------
       Net Gain (Loss)                                   4,780              (2,021)               27,071               182,526
   Capital Gain Distributions Received                       -                   -                     -               352,684
                                           -----------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                 4,780              (2,021)               27,071               535,210
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                       -                 916              (324,797)              416,170
   End of Period                                        20,045              (1,234)            1,741,253             1,601,593
                                           -----------------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                              20,045              (2,150)            2,066,050             1,185,423
                                           -----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $ 21,924             $ 7,153           $ 1,995,268           $ 1,667,111
                                           ===================================================================================


                                                    AVP - U.S. Gov't/
                                                       High Grade         AVP - Total              AVP               AVP - Money
                                                      Securities           Return            International            Market
                                           -----------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                       $ 99,466            $ 69,128              $ 33,770              $ 80,689
   Expenses
      Mortality and Expense Risk Charges and
       Administrative Fees (Note 6)                    (32,922)            (67,461)              (51,606)              (23,421)
                                           -----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                            66,544               1,667               (17,836)               57,268
                                            -----------------------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                 558,282             565,705               658,402             2,108,495
   Cost of Securities Sold                             527,324             420,330               577,329             2,108,495

                                           -----------------------------------------------------------------------------------
       Net Gain (Loss)                                  30,958             145,375                81,073                     -
   Capital Gain Distributions Received                   3,868             146,563                53,941                     -
                                           -----------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                 34,826             291,938               135,014                     -
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                   43,922             600,044               245,238                     -
   End of Period                                         98,935           1,133,350               191,042                     -
                                            -----------------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                               55,013             533,306               (54,196)                    -
                                            -----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $ 156,383           $ 826,911              $ 62,982              $ 57,268
                                            ===================================================================================


                                                       AVP - North        AVP - Global
                                                         American            Dollar            AVP - Utility         AVP - Global
                                                      Gov't Income       Gov't Income            Market                 Bond
                                           -----------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                       $ 17,875            $ 31,771              $ 14,285              $ 17,934
   Expenses
      Mortality and Expense Risk Charges and
      Administrative Fees (Note 6)                      (5,668)            (12,257)              (11,845)               (5,441)
                                           -----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                            12,207              19,514                 2,440                12,493
                                           -----------------------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                  56,873             208,851               202,147                88,029
   Cost of Securities Sold                              41,176             141,296               180,779                92,643

                                            -----------------------------------------------------------------------------------
       Net Gain (Loss)                                  15,697              67,555                21,368                (4,614)
   Capital Gain Distributions Received                       -              48,124                     -                 4,170
                                           -----------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                15,697             115,679                21,368                  (444)
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                  54,060             198,632                48,720                10,423
   End of Period                                        56,497             154,099               203,148                (4,552)
                                           -----------------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                               2,437             (44,533)              154,428               (14,975)
                                            -----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $ 30,341            $ 90,660             $ 178,236              $ (2,926)
                                            ===================================================================================


                                                           AVP
                                                       Conservative       AVP - Growth              AVP             AVP - Worldwide
                                                       Investors           Investors             Growth             Privatization
                                           -----------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                       $ 26,540            $ 15,936               $ 8,856              $ 14,292
   Expenses
      Mortality and Expense Risk Charges and
      Administrative Fees (Note 6)                     (15,944)            (16,200)              (88,674)              (19,373)
                                           -----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                            10,596                (264)              (79,818)               (5,081)
                                           -----------------------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                  55,961              55,328             1,278,873               282,459
   Cost of Securities Sold                              49,623              44,612               893,368               222,209

                                           -----------------------------------------------------------------------------------
       Net Gain (Loss)                                   6,338              10,716               385,505                60,250
   Capital Gain Distributions Received                       -              17,725               218,646                17,278
                                           -----------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                 6,338              28,441               604,151                77,528
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                  64,849             106,724             1,114,055               184,392
   End of Period                                       149,261             231,044             2,115,451               228,171
                                           -----------------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                              84,412             124,320             1,001,396                43,779
                                           -----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $ 101,346           $ 152,497           $ 1,525,729             $ 116,226
                                           ===================================================================================


                                                      Montgomery
                                                      Emerging
                                                       Markets
                                            -------------------

INVESTMENT INCOME:
   Income
      Dividends                                      $ 169,528
   Expenses
      Mortality and Expense Risk Charges and
       Administrative Fees (Note 6)                 (1,172,595)
   -------------------
NET INVESTMENT INCOME (LOSS)                        (1,003,067)
                                            -------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                              31,328,458
   Cost of Securities Sold                          27,791,105

                                           -------------------
       Net Gain (Loss)                               3,537,353
   Capital Gain Distributions Received                       -
                                           -------------------

NET REALIZED GAIN (LOSS)                             3,537,353
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                 441,895
   End of Period                                   (12,988,729)
                                           -------------------

NET UNREALIZED GAIN (LOSS)                         (13,430,624)
                                           -------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $ (10,896,338)
                                           ===================
AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 1

STATEMENT OF CHANGES IN NET ASSETS


                                               Class 1 Sub-account Investing In:
================================================================================


                                                                                                             NBAMT
                                                                     Total                                   Partners
                                                              ===================================================================
                                                        Year Ended            Year Ended         Year Ended         Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996      Dec. 31, 1997      Dec. 31, 1996
                                                              ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                           ($16,826,052)       ($16,044,980)      ($5,607,841)        ($1,952,900)
     Net Realized Gain (Loss)                                707,721,191         386,651,206        59,620,965          11,820,811
     Net Unrealized Gain (Loss) On Investments               428,063,883         181,128,851        52,083,739          30,350,778
                                                              ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                    1,118,959,022         551,735,077       106,096,863          40,218,689
                                                             ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                    3,445,529,005       2,579,686,408       176,664,891          71,619,427
     Net Transfers Between Sub-accounts                       19,559,790           3,282,398        90,481,810          84,608,623
     Surrenders                                             (571,654,483)       (339,845,972)      (23,279,602)         (8,281,978)
                                                             ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                    2,893,434,312       2,243,122,834       243,867,099         147,946,072
                                                            ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                    4,012,393,334       2,794,857,911       349,963,962         188,164,761

NET ASSETS:
     Beginning of Period                                   6,670,062,842       3,875,204,931       284,039,856          95,875,095
                                                             ===================================================================
     End of Period                                       $10,682,456,176      $6,670,062,842      $634,003,818        $284,039,856
                                                             ===================================================================


================================================================================
See Notes to Financial Statements.
* Date Operations Commenced


                                                              AAF                                           AAF
                                                         Small Capitalization                             Growth
                                                              ===================================================================
                                                        Year Ended            Year Ended         Year Ended         Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996      Dec. 31, 1997      Dec. 31, 1996
                                                              ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            ($8,684,076)        ($7,949,234)      ($7,213,568)        ($6,313,620)
     Net Realized Gain (Loss)                                 23,270,097          82,453,506        61,223,620          56,664,327
     Net Unrealized Gain (Loss) On Investments                33,833,987         (66,784,562)       63,763,384          (3,510,164)
                                                              ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                       48,420,008           7,719,710       117,773,436          46,840,543
                                                              ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                       83,217,544         160,488,912       100,644,395         151,820,714
     Net Transfers Between Sub-accounts                      (83,722,190)        (18,604,621)      (40,472,793)         (3,813,520)
     Surrenders                                              (36,059,609)        (29,202,579)      (38,888,417)        (26,028,666)
                                                              ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                      (36,564,255)        112,681,712        21,283,185         121,978,528
                                                              ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                       11,855,753         120,401,422       139,056,621         168,819,071

NET ASSETS:
     Beginning of Period                                     610,336,967         489,935,545       545,798,284         376,979,213
                                                             ===================================================================
     End of Period                                          $622,192,720        $610,336,967      $684,854,905        $545,798,284
                                                             ===================================================================


                                                                AAF - MidCap                      AST - Putnam International
                                                                  Growth                              Equity Portfolio
                                                             ===================================================================
                                                        Year Ended            Year Ended         Year Ended         Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996      Dec. 31, 1997      Dec. 31, 1996
                                                             ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            ($4,664,279)        ($3,420,973)        ($268,817)           $417,172
     Net Realized Gain (Loss)                                 21,857,328          24,939,921        28,038,483           7,344,051
     Net Unrealized Gain (Loss) On Investments                21,356,641          (3,088,450)       28,001,987          15,360,318
                                                              ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                       38,549,690          18,430,498        55,771,653          23,121,541
                                                              ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                       71,688,459         107,653,182        54,454,415          66,473,563
     Net Transfers Between Sub-accounts                      (47,662,236)         33,560,077       (22,219,098)          3,477,404
     Surrenders                                              (18,032,564)        (12,830,738)      (24,820,360)        (16,114,156)
                                                              ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                        5,993,659         128,382,521         7,414,957          53,836,811
                                                              ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                       44,543,349         146,813,019        63,186,610          76,958,352

NET ASSETS:
     Beginning of Period                                     304,479,611         157,666,592       339,303,520         262,345,168
                                                             ===================================================================
     End of Period                                          $349,022,960        $304,479,611      $402,490,130        $339,303,520
                                                             ===================================================================



                                                            AST - Putnam Balanced                 AST - Putnam Value
                                                                  Portfolio                       Growth & Income
                                                           ==================================================
                                                        Year Ended            Year Ended          Jan. 3,* thru
                                                      Dec. 31, 1997         Dec. 31, 1996          Dec. 31, 1997
                                                           ==================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                             $1,927,921          $1,307,550         ($785,251)
     Net Realized Gain (Loss)                                 34,437,373          12,558,717           915,315
     Net Unrealized Gain (Loss) On Investments                11,184,906          10,357,991         7,226,887
                                                            ==================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                       47,550,200          24,224,258         7,356,951
                                                            ==================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                       51,955,292          43,740,420        59,201,165
     Net Transfers Between Sub-accounts                       (6,791,225)        (20,822,657)       50,302,376
     Surrenders                                              (22,938,279)        (15,578,166)       (2,004,382)
                                                            ==================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                       22,225,788           7,339,597       107,499,159
                                                           ==================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                       69,775,988          31,563,855       114,856,110

NET ASSETS:
     Beginning of Period                                     283,482,862         251,919,007                 0
                                                           ==================================================
     End of Period                                          $353,258,850        $283,482,862      $114,856,110
                                                           ==================================================


                                                      AST - Lord Abbett                                   AST
                                                       Growth and Income                             JanCap Growth
                                                   ===================================================================
                                                        Year Ended            Year Ended         Year Ended         Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996        Dec. 31, 1997      Dec. 31, 1996
                                                    ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            ($3,072,409)        ($2,037,422)     ($15,731,833)        ($8,457,292)
     Net Realized Gain (Loss)                                 62,056,681          17,114,503       219,749,234          84,920,587
     Net Unrealized Gain (Loss) On Investments                71,259,890          44,725,164        61,121,436          64,539,962
                                                            ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                      130,244,162          59,802,245       265,138,837         141,003,257
                                                            ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                      238,461,885         151,024,030       357,518,531         235,255,068
     Net Transfers Between Sub-accounts                       76,263,516          43,730,898        53,164,973         107,524,396
     Surrenders                                              (42,453,819)        (19,963,975)      (65,442,768)        (30,452,751)
                                                            ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                      272,271,582         174,790,953       345,240,736         312,326,713
                                                             ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                      402,515,744         234,593,198       610,379,573         453,329,970

NET ASSETS:
     Beginning of Period                                     514,867,536         280,274,338       878,870,094         425,540,124
                                                             ===================================================================
     End of Period                                          $917,383,280        $514,867,536    $1,489,249,667        $878,870,094
                                                             ===================================================================


                                                          AST                                    AST - Federated
                                                      Money Market                                 Utility Income
                                                          ===================================================================
                                                        Year Ended            Year Ended         Year Ended         Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996        Dec. 31, 1997      Dec. 31, 1996
                                                          ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            $22,722,598         $15,266,879        $1,603,341          $2,361,869
     Net Realized Gain (Loss)                                     76,336             142,660        13,264,921           7,094,493
     Net Unrealized Gain (Loss) On Investments                         0                   0        17,114,936           1,155,545
                                                              ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                       22,798,934          15,409,539        31,983,198          10,611,907
                                        ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                      938,643,230         727,165,039        20,576,636          21,951,142
     Net Transfers Between Sub-accounts                     (538,655,399)       (513,884,958)       30,806,277          (7,130,758)
     Surrenders                                             (122,368,549)        (84,537,972)       (8,540,979)         (9,308,271)
                                                              ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                      277,619,282         128,742,109        42,841,934           5,512,113
                                                              ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                      300,418,216         144,151,648        74,825,132          16,124,020

NET ASSETS:
     Beginning of Period                                     473,454,566         329,302,918       121,543,860         105,419,840
                                                              ===================================================================
     End of Period                                          $773,872,782        $473,454,566      $196,368,992        $121,543,860
                                                              ===================================================================


                                                         AST - Federated                            AST- T.Rowe Price
                                                          High Yield                                Asset Allocation
                                                    ===================================================================
                                                        Year Ended            Year Ended         Year Ended         Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996        Dec. 31, 1997      Dec. 31, 1996
                                                     ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                             $5,757,092          $1,904,777          $159,622             $58,258
     Net Realized Gain (Loss)                                  9,367,133           4,842,970         4,504,396             636,905
     Net Unrealized Gain (Loss) On Investments                18,931,613           9,114,941        19,546,502           9,263,120
                                                             ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                       34,055,838          15,862,688        24,210,520           9,958,283
                                                             ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                      147,096,252          75,680,277        63,473,427          46,522,240
     Net Transfers Between Sub-accounts                       59,270,813          31,922,087        12,983,888           8,319,695
     Surrenders                                              (16,316,085)         (6,321,222)       (8,563,806)         (4,968,053)
                                                            ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                      190,050,980         101,281,142        67,893,509          49,873,882
                                                             ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                      224,106,818         117,143,830        92,104,029          59,832,165

NET ASSETS:
     Beginning of Period                                     195,053,356          77,909,526       117,885,821          58,053,656
                                                            ===================================================================
     End of Period                                          $419,160,174        $195,053,356      $209,989,850        $117,885,821
                                                             ===================================================================


                                                        AST - T. Rowe Price                         AST - T. Rowe Price
                                                        InternationalEquity                        International Bond
                                                      ===================================================================
                                                        Year Ended            Year Ended         Year Ended          Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996         Dec. 31, 1997      Dec. 31, 1996
                                                       ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            ($4,185,495)        ($2,499,389)        ($139,873)          ($315,452)
     Net Realized Gain (Loss)                                 48,546,127           3,665,748         2,830,437           1,663,197
     Net Unrealized Gain (Loss) On Investments               (42,688,261)         32,199,698        (7,585,146)          2,598,713
                                                            ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                        1,672,371          33,366,057        (4,894,582)          3,946,458
                                                            ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                      113,487,493         119,850,340        37,403,284          36,812,978
     Net Transfers Between Sub-accounts                      (34,286,179)         54,555,193         4,640,885          13,834,012
     Surrenders                                              (20,827,250)        (12,524,490)       (6,024,192)         (3,319,767)
                                                             ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                       58,374,064         161,881,043        36,019,977          47,327,223
                                                             ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                       60,046,435         195,247,100        31,125,395          51,273,681

NET ASSETS:
     Beginning of Period                                     381,615,072         186,367,972        95,259,454          43,985,773
                                                            ===================================================================
     End of Period                                          $441,661,507        $381,615,072      $126,384,849         $95,259,454
                                                            ===================================================================


                                                             AST - T. Rowe Price                AST - T. Rowe Price
                                                              Natural Resources                  Small Company Value
                                                             ==================================================
                                                        Year Ended            Year Ended         Jan. 3,* thru
                                                      Dec. 31, 1997         Dec. 31, 1996        Dec. 31, 1997
                                                              ==================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            ($1,143,616)          ($526,837)      ($1,046,184)
     Net Realized Gain (Loss)                                  8,203,662           2,041,479         3,142,246
     Net Unrealized Gain (Loss) On Investments                (6,418,220)          7,424,958        13,821,124
                                                             ==================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                          641,826           8,939,600        15,917,186
                                                             ==================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                       41,756,457          26,054,732        69,028,994
     Net Transfers Between Sub-accounts                      (14,150,361)         44,252,600       103,030,576
     Surrenders                                               (5,051,340)         (2,146,136)       (2,385,953)
                                                             ==================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                       22,554,756          68,161,196       169,673,617
                                                            ==================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                       23,196,582          77,100,796       185,590,803

NET ASSETS:
     Beginning of Period                                      86,000,844           8,900,048                 0
                                                            ==================================================
     End of Period                                          $109,197,426         $86,000,844      $185,590,803
                                                           ==================================================


                                            AST - Founders Capital                                    AST Founders
                                                   Appreciation                                       Passport
                                                 ===================================================================
                                                        Year Ended            Year Ended         Year Ended         Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996      Dec. 31, 1997      Dec. 31, 1996
                                                  ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            ($3,269,734)        ($1,364,713)        ($998,990)          ($960,212)
     Net Realized Gain (Loss)                                  5,344,067          22,028,365         6,221,033           1,534,310
     Net Unrealized Gain (Loss) On Investments                10,296,041          (1,534,952)       (3,976,715)          4,158,704
                                                              ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                       12,370,374          19,128,700         1,245,328           4,732,802
                                                              ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                       69,525,280          62,459,429        28,247,953          49,247,999
     Net Transfers Between Sub-accounts                      (20,261,235)         42,743,926       (23,013,880)         35,898,436
     Surrenders                                              (11,292,844)         (6,133,359)       (5,045,453)         (3,457,662)
                                                             ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                       37,971,201          99,069,996           188,620          81,688,773
                                                              ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                       50,341,575         118,198,696         1,433,948          86,421,575

NET ASSETS:
     Beginning of Period                                     203,096,326          84,897,630       113,042,807          26,621,232
                                                             ===================================================================
     End of Period                                          $253,437,901        $203,096,326      $114,476,755        $113,042,807
                                                             ===================================================================


                                                         AST - PIMCO                                 ASST - PIMCO
                                                      Total Return Bond                             Limited Maturity Bond
                                                    ===================================================================
                                                        Year Ended            Year Ended           Year Ended         Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996         Dec. 31, 1997      Dec. 31, 1996
                                                     ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                             $8,265,040          $1,773,137        $6,888,549         ($1,939,107)
     Net Realized Gain (Loss)                                  3,421,289          10,300,551         1,691,132           1,911,802
     Net Unrealized Gain (Loss) On Investments                25,384,092          (3,650,525)        5,817,081           5,020,087
                                                             ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                       37,070,421           8,423,163        14,396,762           4,992,782
                                                             ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                      144,822,398         130,563,351        82,870,961          89,566,304
     Net Transfers Between Sub-accounts                       47,516,208           4,424,850        (1,494,099)        (37,919,850)
     Surrenders                                              (24,446,295)        (14,513,344)      (14,996,389)        (12,088,981)
                                                             ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                      167,892,311         120,474,857        66,380,473          39,557,473
                                                             ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                      204,962,732         128,898,020        80,777,235          44,550,255

NET ASSETS:
     Beginning of Period                                     343,555,100         214,657,080       200,747,783         156,197,528
                                                            ===================================================================
     End of Period                                          $548,517,832        $343,555,100      $281,525,018        $200,747,783
                                                            ===================================================================


                                                    AST - INVESCO                            AST - Berger
                                                    Equiity Income                          Capital Growth
                                                           ===================================================================
                                                        Year Ended            Year Ended         Year Ended         Year Ended
                                                        Dec. 31, 1997         Dec. 31, 1996      Dec. 31, 1997      Dec. 31, 1996
                                                           ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                               $235,159             $21,908       ($2,181,454)        ($1,158,856)
     Net Realized Gain (Loss)                                 51,219,443          17,777,044        15,106,712          11,800,508
     Net Unrealized Gain (Loss) On Investments                33,592,279          19,057,807         6,412,455             (62,122)
                                                             ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                       85,046,881          36,856,759        19,337,713          10,579,530
                                                             ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                      146,350,338         102,080,456        45,571,231          60,915,574
     Net Transfers Between Sub-accounts                       35,938,268          38,298,065        (8,116,216)         23,004,085
     Surrenders                                              (24,646,531)        (12,612,263)       (8,811,236)         (5,328,150)
                                                             ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                      157,642,075         127,766,258        28,643,779          78,591,509
                                                             ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                      242,688,956         164,623,017        47,981,492          89,171,039

NET ASSETS:
     Beginning of Period                                     335,828,184         171,205,167       133,801,373          44,630,334
                                                               ===================================================================
     End of Period                                          $578,517,140        $335,828,184      $181,782,865        $133,801,373
                                                              ===================================================================


                                                          AST - Robertson                  AST - Janus     AST - Twentieth Century
                                                       Stephens Value + Growth            Overseas Growth      Strategic Balanced
                                                          ===================================================================
                                                        Year Ended            Year Ended         Jan. 3* thru       Jan. 3* thru
                                                      Dec. 31, 1997         Dec. 31, 1996        Dec. 31, 1997      Dec. 31, 1997
                                                           ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            ($2,130,901)          ($164,435)      ($1,784,548)          ($189,017)
     Net Realized Gain (Loss)                                 10,286,564             372,136         6,683,077             122,616
     Net Unrealized Gain (Loss) On Investments               (10,296,890)          2,217,327         5,312,843           1,499,397
                                                          ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                       (2,141,227)          2,425,028        10,211,372           1,432,996
                                                          ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                      103,757,636          21,701,576       114,767,294          19,017,480
     Net Transfers Between Sub-accounts                       88,201,541          23,356,538       129,101,250           8,740,443
     Surrenders                                               (5,931,255)           (406,719)       (3,528,548)           (554,916)
                                                           ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                      186,027,922          44,651,395       240,339,996          27,203,007
                                                            ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                      183,886,695          47,076,423       250,551,368          28,636,003

NET ASSETS:
     Beginning of Period                                      47,076,423                   0                 0                   0
                                                           ===================================================================
     End of Period                                          $230,963,118         $47,076,423      $250,551,368         $28,636,003
                                                           ===================================================================

                                                  AST - Twentieth Century     AST - Marsico                 AVP - Short Term
                                                   International Growth       Capital Growth                  Multi-Market
                                                           ===================================================================
                                                       Jan. 3* thru           Dec. 22* thru          Year Ended         Year Ended
                                                      Dec. 31, 1997           Dec. 31, 1997         Dec. 31, 1997      Dec. 31, 1996
                                                           ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                              ($221,199)            ($2,901)          $11,324             $16,103
     Net Realized Gain (Loss)                                  1,087,975               4,780            (2,021)              8,860
     Net Unrealized Gain (Loss) On Investments                  (256,236)             20,045            (2,150)             (4,127)
                                                           ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                          610,540              21,924             7,153              20,836
                                                          ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                       14,303,142             244,988             9,650              10,554
     Net Transfers Between Sub-accounts                       18,442,360           6,906,147           (68,999)            (64,032)
     Surrenders                                                 (870,844)            (11,024)           (6,559)             (4,687)
                                                           ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                       31,874,658           7,140,111           (65,908)            (58,165)
                                                          ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                       32,485,198           7,162,035           (58,755)            (37,329)

NET ASSETS:
     Beginning of Period                                               0                   0           237,828             275,157
                                                          ===================================================================
     End of Period                                           $32,485,198          $7,162,035          $179,073            $237,828
                                                          ===================================================================

                                                                 AVP                                 AVP
                                                          Premier Growth                         Growth & Income
                                                        ===================================================================
                                                        Year Ended            Year Ended         Year Ended         Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996        Dec. 31, 1997      Dec. 31, 1996
                                                         ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                               ($97,853)           ($54,790)         ($53,522)            ($2,069)
     Net Realized Gain (Loss)                                     27,071           1,517,102           535,210             927,250
     Net Unrealized Gain (Loss) On Investments                 2,066,050            (324,083)        1,185,423             171,136
                                                          ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                        1,995,268           1,138,229         1,667,111           1,096,317
                                                           ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                          174,594           1,247,866           276,029           1,405,012
     Net Transfers Between Sub-accounts                          (61,081)            855,809           459,016             211,684
     Surrenders                                               (1,107,887)           (683,445)         (737,368)           (431,607)
                                                           ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                         (994,374)          1,420,230            (2,323)          1,185,089
                                                           ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                        1,000,894           2,558,459         1,664,788           2,281,406

NET ASSETS:
     Beginning of Period                                       6,706,894           4,148,435         6,153,676           3,872,270
                                                           ===================================================================
     End of Period                                            $7,707,788          $6,706,894        $7,818,464          $6,153,676
                                                           ===================================================================


                                                           AVP U.S. Govt/High Grade                          AVP
                                                              Securities                                 Total Return
                                                          ===================================================================
                                                        Year Ended            Year Ended           Year Ended         Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996         Dec. 31, 1997      Dec. 31, 1996
                                                          ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                $66,544             $23,597            $1,667            ($35,911)
     Net Realized Gain (Loss)                                     34,826              74,516           291,938              68,800
     Net Unrealized Gain (Loss) On Investments                    55,013             (85,580)          533,306             461,401
                                                             ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                          156,383              12,533           826,911             494,290
                                                              ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                          133,835             716,115           433,691             779,226
     Net Transfers Between Sub-accounts                          127,521            (445,118)           59,655             211,139
     Surrenders                                                 (173,333)           (391,384)         (374,263)           (185,053)
                                                              ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                           88,023            (120,387)          119,083             805,312
                                                             ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                          244,406            (107,854)          945,994           1,299,602

NET ASSETS:
     Beginning of Period                                       2,204,236           2,312,090         4,235,458           2,935,856
                                                             ===================================================================
     End of Period                                            $2,448,642          $2,204,236        $5,181,452          $4,235,458
                                                             ===================================================================

                                                                   AVP                                      AVP
                                                              International                                Money Market
                                                         ====================================================================
                                                        Year Ended            Year Ended           Year Ended         Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996         Dec. 31, 1997      Dec. 31, 1996
                                                           ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                               ($17,836)           ($29,361)          $57,268             $84,068
     Net Realized Gain (Loss)                                    135,014              50,323                 0                   0
     Net Unrealized Gain (Loss) On Investments                   (54,196)            150,346                 0                   0
                                                             ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                           62,982             171,308            57,268              84,068
                                                             ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                          107,530           1,054,232            54,967           1,212,578
     Net Transfers Between Sub-accounts                         (163,920)            489,930          (234,453)           (915,939)
     Surrenders                                                 (281,974)           (172,144)         (429,198)           (991,173)
                                                             ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                         (338,364)          1,372,018          (608,684)           (694,534)
                                                             ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                         (275,382)          1,543,326          (551,416)           (610,466)

NET ASSETS:
     Beginning of Period                                       3,711,291           2,167,965         1,851,938           2,462,404
                                                            ===================================================================
     End of Period                                            $3,435,909          $3,711,291        $1,300,522          $1,851,938
                                                             ===================================================================


                                                              AVP - North American                AVP - Global Dollar
                                                              Gov't Income                       Gov't Income
                                                            ===================================================================
                                                        Year Ended            Year Ended             Year Ended         Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996         Dec. 31, 1997      Dec. 31, 1996
                                                            ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                $12,207             ($4,821)          $19,514             $19,686
     Net Realized Gain (Loss)                                     15,697              76,301           115,679              35,886
     Net Unrealized Gain (Loss) On Investments                     2,437               7,629           (44,533)            113,954
                                                             ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                           30,341              79,109            90,660             169,526
                                                             ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                            5,498              87,009             4,475              53,408
     Net Transfers Between Sub-accounts                           37,275            (481,870)           (5,437)             (7,405)
     Surrenders                                                  (45,412)            (20,848)         (152,463)            (89,371)
                                                              ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                           (2,639)           (415,709)         (153,425)            (43,368)
                                                             ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                           27,702            (336,600)          (62,765)            126,158

NET ASSETS:
     Beginning of Period                                         342,614             679,214           894,850             768,692
                                                            ===================================================================
     End of Period                                              $370,316            $342,614          $832,085            $894,850
                                                             ===================================================================


                                                        AVP - Utility                                    AAVP - Global
                                                          Income                                            Bond
                                                             ===================================================================
                                                        Year Ended            Year Ended            Year Ended         Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996         Dec. 31, 1997      Dec. 31, 1996
                                                             ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                 $2,440             ($7,037)          $12,493             $19,648
     Net Realized Gain (Loss)                                     21,368              44,172              (444)             (3,281)
     Net Unrealized Gain (Loss) On Investments                   154,428              18,647           (14,975)              1,682
                                                             ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                          178,236              55,782            (2,926)             18,049
                                                             ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                           15,678             257,410            39,190             145,733
     Net Transfers Between Sub-accounts                          (44,379)           (158,914)          (49,276)             16,683
     Surrenders                                                 (112,205)            (62,057)          (18,555)             (9,265)
                                                             ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                         (140,906)             36,439           (28,641)            153,151
                                                            ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                           37,330              92,221           (31,567)            171,200

NET ASSETS:
     Beginning of Period                                         853,315             761,094           393,358             222,158
                                                            ===================================================================
     End of Period                                              $890,645            $853,315          $361,791            $393,358
                                                            ===================================================================


                                                              Conservative                              AVPs - Growth
                                                                Investors                               Investors
                                                       ===================================================================
                                                        Year Ended            Year Ended            Year Ended         Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996         Dec. 31, 1997      Dec. 31, 1996
                                                       ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                $10,596             ($6,867)            ($264)            ($8,078)
     Net Realized Gain (Loss)                                      6,338               5,921            28,441              10,449
     Net Unrealized Gain (Loss) On Investments                    84,412              25,656           124,320              59,848
                                                              ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                          101,346              24,710           152,497              62,219
                                                             ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                           57,509             161,375            55,177             119,385
     Net Transfers Between Sub-accounts                            3,871              65,897            (5,898)             47,004
     Surrenders                                                  (44,281)            (30,208)          (34,941)            (41,112)
                                                             ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                           17,099             197,064            14,338             125,277
                                                             ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                          118,445             221,774           166,835             187,496

NET ASSETS:
     Beginning of Period                                       1,045,319             823,545         1,023,532             836,036
                                                            ===================================================================
     End of Period                                            $1,163,764          $1,045,319        $1,190,367          $1,023,532
                                                            ===================================================================


                                                                                                        AVP - Worldwide
                                                     AVP - Growth                                     Privatization
                                                      ===================================================================
                                                        Year Ended            Year Ended            Year Ended         Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996        Dec. 31, 1997      Dec. 31, 1996
                                                       ===================================================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                               ($79,818)           ($58,422)          ($5,081)            ($7,543)
     Net Realized Gain (Loss)                                    604,151             184,548            77,528              18,742
     Net Unrealized Gain (Loss) On Investments                 1,001,396           1,007,105            43,779             169,004
                                                            ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                        1,525,729           1,133,231           116,226             180,203
                                                           ===================================================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                          158,107           1,392,808            18,224             320,941
     Net Transfers Between Sub-accounts                          (64,356)            176,099           (40,124)              6,114
     Surrenders                                                 (826,184)           (329,312)         (191,761)            (69,581)
                                                           ===================================================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                         (732,433)          1,239,595          (213,661)            257,474
                                                           ===================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                          793,296           2,372,826           (97,435)            437,677

NET ASSETS:
     Beginning of Period                                       5,711,086           3,338,260         1,355,646             917,969
                                                           ===================================================================
     End of Period                                            $6,504,382          $5,711,086        $1,258,211          $1,355,646
                                                           ===================================================================


                                                                  Montgomery
                                                                   Emerging
                                                                   Markets
                                                  ====================================
                                                        Year Ended            Year Ended
                                                      Dec. 31, 1997         Dec. 31, 1996
                                                    ====================================

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            ($1,003,067)           ($44,291)
     Net Realized Gain (Loss)                                  3,537,353               3,026
     Net Unrealized Gain (Loss) On Investments               (13,430,624)            441,895
                                                       ====================================

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                      (10,896,338)            400,630
                                                        ====================================

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                       49,233,800          12,076,003
     Net Transfers Between Sub-accounts                       44,663,955          11,940,796
     Surrenders                                               (2,984,810)           (215,327)
                                                       ====================================

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                       90,912,945          23,801,472
                                                       ====================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                       80,016,607          24,202,102

NET ASSETS:
     Beginning of Period                                      24,202,102                   0
                                                       ====================================
     End of Period                                          $104,218,709         $24,202,102
                                                       ====================================

American Skandia Life Assurance Corporation
Variable Account B - Class 1


Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------


1.   ORGANIZATION

     American Skandia Life Assurance Corporation Variable Account B - Class 1 (the "Account") is a separate investment account of American Skandia Life Assurance Corporation ("American Skandia" or "Company"). The Account is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust. The Account commenced operations September 20, 1988.

     As of December 31, 1997 the Account consisted of forty-eight sub-accounts. These financial statements report on forty-four sub-accounts offered in the LifeVest Personal Security Annuity, the American Skandia Advisors Plan Annuity, the American Skandia Advisors Plan II Annuity, the Imperium Annuity and The Alliance Capital Navigator Annuity. Each of the forty-four sub-accounts invests only in a single corresponding portfolio of either the Neuberger and Berman Advisers Management Trust, The Alger American Fund, the American Skandia Trust, Alliance Variable Products Series Fund, Inc. or the Montgomery Variable Series (the "Trusts"). Neuberger and Berman Management, Inc. is the advisor for the Neuberger and Berman Advisers Management Trust. Fred Alger Management, Inc. is the advisor for The Alger American Fund. American Skandia Investment Services, Incorporated, an affiliate, is the investment manager for American Skandia Trust, while Putnam Investment Management Inc., Lord Abbett & Co., Janus Capital Corporation, J. P. Morgan Investment Management Incorporated, Federated Investment Counseling, T. Rowe Price Associates, Inc., Rowe Price-Fleming International, Inc., Founders Asset Management, Inc., INVESCO Trust Company, Pacific Investment Management Company, Berger Associates, Inc and Robertson, Stephens & Company Investment Management, L.P. are the sub-advisors. Alliance Capital Management L.P. is the advisor for the Alliance Variable Products Series Fund, Inc., and Montgomery Asset Management, L.P. for the Montgomery Funds III. The investment advisors are paid fees for their services by the respective Trusts. The American Skandia Advisors Plan Annuity, and the American Skandia Advisors Plan II Annuity are marketed through American Skandia Marketing, an affiliate.

     The following five sub-accounts commenced operations on January 3, 1997: the Twentieth Century International Growth, the Twentieth Century Strategic Balanced Fund, the Janus Overseas Growth Fund, The T. Rowe Price Small Company Value Fund, and the Putnam Value Growth and Income Fund. The Marsico Capital Growth Fund commenced operations on December 22, 1997.


2.   VALUATION OF INVESTMENTS

     The market value of the investments in the sub-accounts is based on the net asset values of the Trust shares held at the end of the current period. Transactions are accounted for on the trade date and dividend income is recognized on an accrual basis. Realized gains and losses on sales of investments are determined on a first-in first-out basis.

American Skandia Life Assurance Corporation
Variable Account B - Class 1


Notes to Financial Statements

--------------------------------------------------------------------------------

3.    ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
     Actual results could differ from those estimates.

4.   INCOME TAXES

     American Skandia does not expect to incur any federal income tax liability on earnings, or realized capital gains attributable to the Account; therefore, no charges for federal income taxes are currently deducted from the Account. If American Skandia incurs income taxes attributable to the Account, or determines that such taxes will be incurred, it may make a charge for such taxes against the Account.

     Under current laws, American Skandia may incur state and local income taxes (in addition to premium tax) in several states. The Company does not anticipate that these will be significant. However, American Skandia may make charges to the Account in the event that the amount of these taxes changes.

5.   DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Internal Revenue Code a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period in which the investments, on which the contract is based, are not adequately diversified. The Company believes the Account satisfies the current regulations, and the Company intends that the Account will continue to meet such requirements.

6.   CONTRACT CHARGES

     The following contract charges are paid to American Skandia which provides administrative services to the Account:

          Mortality and Expense Risk Charges - Charged daily against the Account at an annual rate of 1.25% of the net assets.

         Administrative Fees - Charged daily against the Account at an annual rate of .15% of the net assets. A maintenance fee of $30 per contractowner account is deducted at the end of each contract year and on surrender.

         Contingent Deferred Sales Charges are computed as set forth in the LifeVest Personal Security Annuity, the American Skandia Advisors Plan Annuity, the American Skandia Advisor Plan II Annuity, the Imperium Annuity or The Alliance Capital Navigator Annuity. These charges may be imposed on the full or partial surrender of certain contracts. There is no contingent deferred sales charge if all premiums were received at least seven complete years prior to the date of the full or partial surrender.

American Skandia Life Assurance Corporation
Variable Account B - Class 1


Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------


7.    YEAR 2000 COMPLIANCE  (UNAUDITED)

     The Company's internally developed systems were designed from the start with the correct four digit date fields. As a result, few technical problems related to the year 2000 are anticipated. In addition, the Company is working with external business partners and software providers to request and review their year 2000 compliance status and plans. Any new, externally developed software and all new service providers are evaluated for year 2000 compliance before contracted.

     Full internal compliance is anticipated by September 1998, followed by continuous evaluation of internal systems, external business partners and software providers until the year 2000.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 1

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


8.   CHANGES IN THE UNITS OUTSTANDING

                                             Class 1 Sub-accounts Investing In:
                                             ----------------------------------------------------------------------------------
                                             -----------------------------------------
                                                              NBAMT                                  AAF-Small
                                                             Partners                              Capitalization
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          Year Ended
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period              18,457,334           7,958,498           14,939,269          12,317,364
Units Purchased                                         9,679,244           4,955,387            1,933,994           3,689,550
Units Transferred Between Sub-accounts                  4,875,366           6,096,361           (2,187,695)           (413,330)
Units Surrendered                                      (1,177,389)           (552,912)            (819,442)           (654,315)
                                             ----------------------------------------------------------------------------------
                                                                                      =========================================
Units Outstanding End of the Period                    31,834,555          18,457,334           13,866,126          14,939,269
                                             ==================================================================================



                                             ----------------------------------------------------------------------------------
                                                                                                        AAF
                                                            AAF-Growth                             MidCap Growth
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          Year Ended
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period              15,666,357          12,092,291           14,528,945           8,299,743
Units Purchased                                         2,460,915           4,426,269            3,129,612           5,083,028
Units Transferred Between Sub-accounts                 (1,327,005)           (110,018)          (2,236,547)          1,714,511
Units Surrendered                                        (945,697)           (742,185)            (734,978)           (568,337)
                                             ----------------------------------------------------------------------------------
                                             =====================                    =========================================
Units Outstanding End of the Period                    15,854,570          15,666,357           14,687,032          14,528,945
                                             ==================================================================================



                                             ----------------------------------------------------------------------------------
                                                           AST- Putnam                               AST-Putnam
                                                           Int'l Equity                            Balanced Asset
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          Year Ended
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period              17,220,688          14,393,137           20,691,852          20,163,848
Units Purchased                                         2,412,511           3,274,139            3,416,194           3,228,429
Units Transferred Between Sub-accounts                   (997,793)            359,183             (489,875)         (1,533,273)
Units Surrendered                                      (1,101,173)           (805,771)          (1,508,798)         (1,167,152)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                    17,534,233          17,220,688           22,109,373          20,691,852
                                             ==================================================================================



                                             --------------------------------------------------------------
                                               AST-Putnam Value               AST-Lord Abbett
                                               Growth & Income                Growth & Income
                                             --------------------------------------------------------------
                                                 Jan. 3* thru         Year Ended           Year Ended
                                                Dec. 31, 1997        Dec. 31, 1997       Dec. 31, 1996
                                             --------------------------------------------------------------
Units Outstanding Beginning of the Period                       0          28,937,085           18,411,759
Units Purchased                                         5,163,022          11,603,965            8,738,935
Units Transferred Between Sub-accounts                  4,522,905           3,636,261            2,904,474
Units Surrendered                                        (162,112)         (1,980,309)          (1,118,083)
                                             --------------------------------------------------------------
                                             ==============================================================
Units Outstanding End of the Period                     9,523,815          42,197,002           28,937,085
                                             ==============================================================



                                             ----------------------------------------------------------------------------------
                                                               AST                                      AST
                                                          JanCap Growth                             Money Market
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          Year Ended
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period              46,779,164          28,662,737           42,435,169          30,564,442
Units Purchased                                        15,973,272          13,114,420           80,965,954          64,443,391
Units Transferred Between Sub-accounts                  2,439,688           6,648,500          (47,392,033)        (46,849,159)
Units Surrendered                                      (2,705,822)         (1,646,493)          (9,139,090)         (5,723,504)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                    62,486,302          46,779,164           66,869,998          42,435,169
                                             ==================================================================================



                                             ----------------------------------------------------------------------------------
                                                          AST-Federated                            AST-Federated
                                                          Utility Income                             High Yield
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          Year Ended
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period               9,062,152           8,642,186           15,460,522           6,915,158
Units Purchased                                         1,402,045           1,570,422           10,945,250           6,195,076
Units Transferred Between Sub-accounts                  1,853,390            (561,394)           4,425,749           2,837,340
Units Surrendered                                        (572,147)           (589,062)          (1,168,279)           (487,052)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                    11,745,440           9,062,152           29,663,242          15,460,522
                                             ==================================================================================



                                             ----------------------------------------------------------------------------------
                                                        AST-T. Rowe Price                           AST-T. Rowe
                                                         Asset Allocation                    Price International Equity
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          Year Ended
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period               8,863,840           4,868,956           32,628,595          17,935,251
Units Purchased                                         4,329,794           3,539,162            9,274,838          10,259,617
Units Transferred Between Sub-accounts                    887,193             810,531           (2,510,182)          5,502,860
Units Surrendered                                        (556,046)           (354,809)          (1,608,825)         (1,069,133)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                    13,524,781           8,863,840           37,784,426          32,628,595
                                             ==================================================================================



                                             ----------------------------------------------------------------------------------
                                                           AST-T. Rowe                           AST-T. Rowe Price
                                                     Price International Bond                    Natural Resources
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          Year Ended
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period               8,677,712           4,186,695            6,061,852             808,605
Units Purchased                                         3,527,220           3,327,342            2,783,573           1,894,943
Units Transferred Between Sub-accounts                    431,115           1,440,834             (989,683)          3,507,567
Units Surrendered                                        (546,175)           (277,159)            (305,666)           (149,263)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                    12,089,872           8,677,712            7,550,076           6,061,852
                                             ==================================================================================



                                             --------------------------------------------------------------
                                               AST-T.Rowe Price                 AST-Founders
                                             Small Company Value            Capital Appreciation
                                             --------------------------------------------------------------
                                                Jan. 3*, thru         Year Ended           Year Ended
                                                Dec. 31, 1997        Dec. 31, 1997       Dec. 31, 1996
                                             --------------------------------------------------------------
Units Outstanding Beginning of the Period                       0          12,282,211            6,076,373
Units Purchased                                         5,872,306           4,218,093            3,861,302
Units Transferred Between Sub-accounts                  8,916,648          (1,241,937)           2,701,906
Units Surrendered                                        (176,444)           (595,639)            (357,370)
                                             --------------------------------------------------------------
                                             ==============================================================
Units Outstanding End of the Period                    14,612,510          14,662,728           12,282,211
                                             ==============================================================



                                             ----------------------------------------------------------------------------------
                                                           AST-Founders                           AST-PIMCO Total
                                                             Passport                               Return Bond
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          Year Ended
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period               9,922,698           2,601,283           29,921,643          19,061,840
Units Purchased                                         2,366,964           4,226,225           12,095,654          11,344,772
Units Transferred Between Sub-accounts                 (1,910,689)          3,368,376            4,027,450             689,727
Units Surrendered                                        (390,869)           (273,186)          (1,946,711)         (1,174,696)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                     9,988,104           9,922,698           44,098,036          29,921,643
                                             ==================================================================================



                                             ----------------------------------------------------------------------------------
                                                            AST-PIMCO                               AST-INVESCO
                                                      Limited Maturity Bond                        Equity Income
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          Year Ended
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period              18,894,375          15,058,644           23,592,226          13,883,712
Units Purchased                                         7,494,640           8,373,371            8,977,974           7,302,485
Units Transferred Between Sub-accounts                   (100,195)         (3,519,513)           2,263,991           3,284,543
Units Surrendered                                      (1,280,510)         (1,018,127)          (1,413,917)           (878,514)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                    25,008,310          18,894,375           33,420,274          23,592,226
                                             ==================================================================================



                                             ----------------------------------------------------------------------------------
                                                            AST-Berger                         AST-Robertson Stephens
                                                          Capital Growth                           Value & Growth
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          May 1* thru
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period               9,563,858           3,658,836            4,324,161                   0
Units Purchased                                         2,991,383           4,305,448            8,013,060           2,089,890
Units Transferred Between Sub-accounts                   (727,314)          1,897,297            6,821,916           2,271,512
Units Surrendered                                        (534,128)           (297,723)            (422,143)            (37,241)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                    11,293,799           9,563,858           18,736,994           4,324,161
                                             ==================================================================================



                                             ----------------------------------------------------------------------------------
                                                  AST-Janus       AST-Twentieth Century  AST-Twentieth Century    AST-Marsico
                                               Overseas Growth    Strategic Balanced    International Growth   Capital Growth
                                             ----------------------------------------------------------------------------------
                                                Jan. 3*, thru        Jan. 3*, thru       Jan. 3*, thru        Dec. 22* thru
                                                Dec. 31, 1997        Dec. 31, 1997       Dec. 31, 1997        Dec. 31, 1997
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period                       0                   0                    0                   0
Units Purchased                                        10,023,709           1,768,125            1,259,021              24,445
Units Transferred Between Sub-accounts                 11,666,669             832,332            1,673,026             690,432
Units Surrendered                                        (284,487)            (39,591)             (74,859)               (568)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                    21,405,891           2,560,866            2,857,188             714,309
                                             ==================================================================================



                                             ----------------------------------------------------------------------------------
                                                          AVP-Short Term                                AVP
                                                           Multi Market                            Premier Growth
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          Year Ended
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period                  21,778              27,220              324,710             242,960
Units Purchased                                               878               1,003                6,675              62,358
Units Transferred Between Sub-accounts                     (6,154)             (6,403)              (4,828)             54,530
Units Surrendered                                            (602)                (42)             (43,825)            (35,138)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                        15,900              21,778              282,732             324,710
                                             ==================================================================================



                                             ----------------------------------------------------------------------------------
                                                               AVP                                 AVP-U.S. Gov't
                                                         Growth & Income                       High Grade Securities
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          Year Ended
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period                 333,181             256,492              185,268             196,478
Units Purchased                                            12,865              81,287               10,827              52,084
Units Transferred Between Sub-accounts                     22,165              20,734               10,432             (30,067)
Units Surrendered                                         (34,874)            (25,332)             (14,469)            (33,227)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                       333,337             333,181              192,058             185,268
                                             ==================================================================================



                                             ----------------------------------------------------------------------------------
                                                               AVP                                      AVP
                                                           Total Return                            International
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          Year Ended
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period                 300,093             236,194              258,640             159,749
Units Purchased                                            26,945              58,602                6,974              64,368
Units Transferred Between Sub-accounts                      3,595              18,276              (11,547)             45,465
Units Surrendered                                         (23,201)            (12,979)             (19,040)            (10,942)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                       307,432             300,093              235,027             258,640
                                             ==================================================================================



                                             ----------------------------------------------------------------------------------
                                                               AVP                               AVP-North American
                                                           Money Market                          Government Income
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          Year Ended
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period                 169,930             233,258               27,786              64,465
Units Purchased                                               504              95,176                  443               7,713
Units Transferred Between Sub-accounts                    (20,893)            (67,264)               2,955             (42,625)
Units Surrendered                                         (34,402)            (91,240)              (3,397)             (1,768)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                       115,139             169,930               27,787              27,786
                                             ==================================================================================



                                             ----------------------------------------------------------------------------------
                                                        AVP-Global Dollar                               AVP
                                                        Government Income                          Utility Income
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          Year Ended
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period                  61,473              65,026               67,898              64,410
Units Purchased                                               290               2,309                1,198              20,361
Units Transferred Between Sub-accounts                       (465)               (135)              (3,597)            (11,659)
Units Surrendered                                         (10,099)             (5,727)              (8,325)             (5,214)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                        51,199              61,473               57,174              67,898
                                             ==================================================================================



                                             ----------------------------------------------------------------------------------
                                                               AVP                                      AVP
                                                           Global Bond                         Conservative Investors
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          Year Ended
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period                  30,644              18,122               87,961              70,909
Units Purchased                                             3,131               8,941                4,662               9,669
Units Transferred Between Sub-accounts                     (3,890)              4,332                  317              10,066
Units Surrendered                                          (1,490)               (751)              (3,639)             (2,683)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                        28,395              30,644               89,301              87,961
                                             ==================================================================================



                                             ----------------------------------------------------------------------------------
                                                               AVP                                      AVP
                                                         Growth Investors                              Growth
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          Year Ended
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period                  80,640              70,250              330,184             244,481
Units Purchased                                             4,202               9,843                8,471              79,443
Units Transferred Between Sub-accounts                       (450)              3,932               (3,289)             26,767
Units Surrendered                                          (2,633)             (3,386)             (42,039)            (20,507)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                        81,759              80,640              293,327             330,184
                                             ==================================================================================



                                             ----------------------------------------------------------------------------------
                                                          AVP-Worldwide                              Montgomery
                                                          Privatization                           Emerging Markets
                                             ----------------------------------------------------------------------------------
                                                  Year Ended          Year Ended           Year Ended          May 1* thru
                                                Dec. 31, 1997        Dec. 31, 1996       Dec. 31, 1997        Dec. 31, 1996
                                             ----------------------------------------------------------------------------------
Units Outstanding Beginning of the Period                 105,845              83,741            2,360,940                   0
Units Purchased                                             1,350              24,875            4,288,871           1,175,878
Units Transferred Between Sub-accounts                     (3,070)              3,053            3,960,172           1,203,429
Units Surrendered                                         (14,163)             (5,824)            (238,879)            (18,367)
                                             ----------------------------------------------------------------------------------
                                             ==================================================================================
Units Outstanding End of the Period                        89,962             105,845           10,371,104           2,360,940
                                             ==================================================================================

ALLIANCE N4


















                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits:

(a) All financial statements are included in Parts A & B of this Registration Statement.

(b)      Exhibits are attached as indicated.


         (1)      Copy of the resolution of the board of directors of Depositor  authorizing the  establishment  of the Registrant for Separate  Account B (previously  filed in the initial  Registration  Statement
                  No. 33-19363, filed December 30, 1987).
                  Filed via EDGAR with  Post-Effective  Amendment No. 6 to  Registration  Statement  No.  33-87010,
                  filed March 2, 1998.


         (2)  Not  applicable.   American  Skandia  Life  Assurance  Corporation
maintains custody of all assets.


         (3)               (a) Form of Revised Principal  Underwriting Agreement
                           between American  Skandia Life Assurance  Corporation
                           and   American   Skandia   Marketing,   Incorporated,
                           formerly   Skandia  Life  Equity  Sales   Corporation
                           (previously filed in  Post-Effective  Amendment No. 3
                           to Registration  Statement No. 33-44436,  filed April
                           20,  1993).  Filed  via  EDGAR  with   Post-Effective
                           Amendment No. 6 to Registration Statement No.
                           33-87010, filed March 2, 1998.

                  (b)      Form of Revised Dealer  Agreement  being filed via EDGAR with  Post-Effective  Amendment
                           No. 7 to Registration Statement No. 33-87010.

         (4)      Copy  of  the  form  of the  Annuity  (previously  filed  in  Pre-Effective  Amendment  No.  1 to
                  Registration Statement No. 33-44436, filed March 30 1992).
                  (i) EDGAR filing via  Post-effective  Amendment No. 13 to  Registration  Statement No.  33-44436,
                  filed April 25, 1996

         (5)      A  copy  of  the  application   form  used  with  the  annuity
                  (previously  filed in  Post-Effective  Amendment No. 5 to this
                  Registration Statement, filed February 22, 1995).
                  FILED HEREWITH VIA EDGAR

         (6)      (a)      Copy  of  the  certificate  of   incorporation   of  American   Skandia  Life  Assurance
                           Corporation   (previously  filed  in  Pre-Effective  Amendment  No.  2  to  Registration
                           Statement No. 33-19363, filed July 27, 1988).
                           Filed via EDGAR  with  Post-Effective  Amendment  No. 6 to  Registration  Statement  No.
                           33-87010, filed March 2, 1998.

                  (b)      Copy of the By-Laws of American  Skandia Life Assurance  Corporation  (previously  filed in  Pre-Effective  Amendment No. 2 to Registration  Statement No.  33-19363,  filed July
                           27, 1988).
                           Filed via EDGAR  with  Post-Effective  Amendment  No. 6 to  Registration  Statement  No.
                           33-87010, filed March 2, 1998.


         (7)      Not applicable.


         (8)      Agreement between  Depositor and Alliance  Variable Products Series Fund, Inc.  (previously filed in Pre-Effective Amendment No. 1 to Registration Statement No. 33-44436, filed March 30, 1992).
                  FILED HEREWITH VIA EDGAR


         (9)      Opinion and consent of Werner & Kennedy.                                           FILED HEREWITH


         (10)     (a)  Consent of Ernst & Young LLP.                                                 FILED HEREWITH


                  (b)  Consent of Deloitte & Touche LLP.                                             FILED HEREWITH

         (11)     Not applicable.

         (12)     Not applicable.

         (13)     Calculation of Performance  Information for  Advertisement  of
                  Performance  (previously  filed  in the  initial  Registration
                  Statement to this Registration Statement,  filed May 7, 1992).
                  (i) Filed via EDGAR with Post-Effective Amendment No. 8 to this Registration Statement 33-47753, filed April 29, 1997


         (14)     Not applicable.


Item 25. Directors and Officers of the Depositor: The Directors and Officers of the Depositor are shown in Part A.

Item 26.  Persons  Controlled  by or Under Common  Control with the Depositor or
Registrant: The Depositor does not directly or indirectly control any person. The following persons are under common control with the Depositor by American Skandia Investment Holding Corporation:

         (1) American Skandia Information Services and Technology ("ASIST"): The organization is a general business corporation organized in the State of Delaware. Its primary purpose is to provide various types of business services to American Skandia Investment Holding Corporation and all of its subsidiaries including computer systems acquisition, development and maintenance, human resources acquisition, development and management, accounting and financial reporting services and general office services.

         (2) American Skandia Marketing, Incorporated ("ASM, Inc."): The organization is a general business corporation organized in the State of Delaware. It was formed primarily for the purpose of acting as a broker-dealer in securities. It acts as the principal "underwriter" of annuity contracts deemed to be securities, as required by the Securities and Exchange Commission, which insurance policies are to be issued by American Skandia Life Assurance Corporation. It provides securities law supervisory services in relation to the marketing of those products of American Skandia Life Assurance Corporation registered as securities. It also provides such services in relation to marketing of certain public mutual funds. It also has the power to carry on a general financial, securities, distribution, advisory, or investment advisory business; to act as a general agent or broker for insurance companies and to render advisory, managerial, research and consulting services for maintaining and improving managerial efficiency and operation.

         (3)      American Skandia Investment Services,  Incorporated ("ASISI"):
                  The organization is a general business corporation organized in the state of Connecticut. The organization is authorized to provide investment service and investment management advice in connection with the purchasing, selling, holding or exchanging of securities or other assets to insurance companies, insurance-related companies, mutual funds or business trusts. Its primary role is expected to be as investment manager for certain mutual funds to be made available primarily through the variable insurance products of American Skandia Life Assurance Corporation.

         (4) Skandia Vida: This subsidiary American Skandia Life Assurance Corporation was organized in March, 1995, and began operations in July, 1995. It expects to be offering investment oriented life insurance or annuity products designed for long-term savings through independent banks and brokers.


Item 27. Number of Contract Owners: As of December 31, 1997, there were 478 owners of Annuities.


Item 28. Indemnification: Under Section 33-320a of the Connecticut General Statutes, the Depositor must indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses including attorneys' fees, for actions brought or threatened to be brought against him in his capacity as a director or officer when certain disinterested parties determine that he acted in good faith and in a manner he reasonably believed to be in the best interests of the Depositor. In any criminal action or proceeding, it also must be determined that the director or officer had no reason to believe his conduct was unlawful. The director or officer must also be indemnified when he is successful on the merits in the defense of a proceeding or in circumstances where a court determines that he is fairly and reasonable entitled to be indemnified, and the court approves the amount. In shareholder derivative suits, the director or officer must be finally adjudged not to have breached this duty to the Depositor or a court must determine that he is fairly and reasonably entitled to be indemnified and must approve the amount. In a claim based upon the director's or officer's purchase or sale of the Registrants' securities, the director or officer may obtain indemnification only if a court determines that, in view of all the circumstances, he is fairly and reasonably entitled to be indemnified and then for such amount as the court shall determine. The By-Laws of American Skandia Life Assurance Corporation ("ASLAC") also provide directors and officers with rights of indemnification, consistent with Connecticut Law.

The foregoing statements are subject to the provisions of Section 33-320a.

Directors and officers of ASLAC and ASM, Inc. can also be indemnified pursuant to indemnity agreements between each director and officer and American Skandia Investment Holding Corporation, a corporation organized under the laws of the state of Delaware. The provisions of the indemnity agreement are governed by
Section 45 of the General Corporation Law of the State of Delaware.

The directors and officers of ASLAC and ASM, Inc. are covered under a directors and officers liability insurance policy issued by an unaffiliated insurance company to Skandia Insurance Company Ltd., their ultimate parent. Such policy will reimburse ASLAC or ASM, Inc., as applicable, for any payments that it shall make to directors and officers pursuant to law and, subject to certain exclusions contained in the policy, will pay any other costs, charges and expenses, settlements and judgments arising from any proceeding involving any director or officer of ASLAC or ASM, Inc., as applicable, in his or her past or present capacity as such.

Registrant hereby undertakes as follows: Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, unless in the opinion of Registrant's counsel the matter has been settled by controlling precedent, Registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters:

(a) At present, ASM, Inc. acts as principal underwriter only for annuities to be issued by ASLAC.

(b)      Directors and officers of ASM, Inc.

Name and Principal Business Address                                             Position and Offices with Underwriter

Gordon C. Boronow                                                               Deputy Chief Executive Officer
American Skandia Life Assurance Corporation                                     and Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Kimberly A. Bradshaw                                                            Vice President,
American Skandia Life Assurance Corporation                                     National Accounts Manager
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Robert Brinkman                                                                 Senior Vice President,
American Skandia Life Assurance Corporation                                     National Sales Manager
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Jan R. Carendi                                                                  Chairman of the Board
American Skandia Life Assurance Corporation                                     of Directors and
One Corporate Drive, P.O. Box 883                                               Chief Executive Officer
Shelton, Connecticut  06484-0883

Kathleen A. Chapman                                                             Assistant Corporate Secretary
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Lucinda C. Ciccarello                                                           Vice President, Mutual Funds
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

William F. Cordner, Jr.                                                         Vice President, Customer Focus
American Skandia Life Assurance Corporation                                     Teams
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Daniel R. Darst                                                                 Senior Vice President,
American Skandia Life Assurance Corporation                                     National Marketing Director
One Corporate Drive, P.O. Box 883                                               and Director
Shelton, Connecticut  06484-0883

Paul A. DeSimone                                                                Vice President, Corporate
American Skandia Life Assurance Corporation                                     Controller and Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Wade A. Dokken                                                                  President and Deputy Chief
American Skandia Life Assurance Corporation                                     Executive Officer and
One Corporate Drive, P.O. Box 883                                               Director
Shelton, Connecticut  06484-0883

Walter G. Kenyon                                                                Vice President,
American Skandia Life Assurance Corporation                                     National Accounts Manager
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Lawrence Kudlow                                                                 Senior Vice President,
American Skandia Life Assurance Corporation                                     Chief Economist
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

N. David Kuperstock                                                             Vice President, Product
American Skandia Life Assurance Corporation                                     Development and Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Thomas M. Mazzaferro                                                            Executive Vice President,
American Skandia Life Assurance Corporation                                     Chief Financial Officer
One Corporate Drive, P.O. Box 883                                               and Director
Shelton, Connecticut  06484-0883

Brian O'Connor                                                                  Vice President, National Sales
American Skandia Life Assurance Corporation                                     Manager, Internal Wholesaling
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

M. Patricia Paez                                                                Director
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

M. Priscilla Pannell                                                            Corporate Secretary
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Hayward L. Sawyer                                                               Senior Vice President,
American Skandia Life Assurance Corporation                                     National Sales Manager
One Corporate Drive, P.O. Box 883                                               and Director
Shelton, Connecticut  06484-0883

Anders O. Soderstrom                                                            Executive Vice President and
American Skandia Life Assurance Corporation                                     Chief Information Officer
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Leslie S. Sutherland                                                            Vice President,
American Skandia Life Assurance Corporation                                     National Accounts Manager
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Amanda C. Sutyak                                                                Vice President
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

C. Ake Svensson                                                                 Treasurer
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Christian Thwaites                                                              Vice President,
American Skandia Life Assurance Corporation                                     Qualified Plans
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Mary Toumpas                                                                    Vice President and
American Skandia Life Assurance Corporation                                     Compliance Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Bayard F. Tracy                                                                 Senior Vice President,
American Skandia Life Assurance Corporation                                     National Sales Manager and
One Corporate Drive, P.O. Box 883                                               Director
Shelton, Connecticut  06484-0883

Item 30. Location of Accounts and Records: Accounts and records are maintained by ASLAC at its principal office in Shelton, Connecticut.

Item 31.  Management Services:  None

Item 32.  Undertakings:

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the annuity contracts may be accepted and allocated to the Sub-accounts of Separate Account B.

(b) Registrant hereby undertakes to include either (1) as part of any enrollment form or application to purchase a contract offered by the prospectus, a space that an applicant or enrollee can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d) American Skandia Life Assurance Corporation ("Depositor") hereby represents that the aggregate fees and charges under the annuity contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Depositor.

                                    EXHIBITS

                  As noted in Item 24 (b), various exhibits are incorporated by reference or are not applicable. The exhibits included are as follows:


     No. 5    Copy of form of the application

     No. 8    Copy of agreement between Depositor and Alliance Variable Products

     No. 9    Opinion and consent of Werner & Kennedy

                  No. 10   (a)  Consent of Ernst & Young LLP.
                           (b)  Consent of Deloitte & Touche LLP


                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this Registration Statement to be signed on its behalf, in the Town of Shelton and State of Connecticut, on this 23rd day of April, 1998.

         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                             (CLASS 1 SUB-ACCOUNTS)
                                   Registrant

                 By: American Skandia Life Assurance Corporation

By:/s/ Kathleen A. Chapman                        Attest:/s/ Scott K. Richardson
Kathleen A. Chapman, Assistant Corporate Secretary           Scott K. Richardson

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                    Depositor

By:/s/ Kathleen A. Chapman                       Attest:/s/  Scott K. Richardson
Kathleen A. Chapman, Assistant Corporate Secretary           Scott K. Richardson


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

           Signature                            Title                                       Date
                                              (Principal Executive Officer)

           Jan R. Carendi*                  Chief Executive Officer,                 April 23, 1998
           Jan R. Carendi                   Chairman of the Board and Director

                                              (Principal Financial Officer)


       /s/ Thomas M. Mazzaferro                Executive Vice President and          April 23, 1998
             Thomas M. Mazzaferro              Chief Financial Officer

                                             (Principal Accounting Officer)

       /s/ David R. Monroe                         Vice President and                April 23, 1998
            David R. Monroe                            Controller

                                                         (Board of Directors)


          Jan. R. Carendi*                  Gordon C. Boronow*                         Malcolm M. Campbell*
           Jan. R. Carendi                   Gordon C. Boronow                          Malcolm M. Campbell

         Henrik Danckwardt*                  Amanda C. Sutyak*                            Wade A. Dokken*
          Henrik Danckwardt                  Amanda C. Sutyak                             Wade A. Dokken

       Thomas M. Mazzaferro*                Gunnar Moberg*                            Bayard F. Tracy*
        Thomas M. Mazzaferro                   Gunnar Moberg                              Bayard F. Tracy

       Anders Soderstrom*                   C. Ake Svensson*                          Lincoln R. Collins*
        Anders Soderstrom                     C. Ake Svensson                           Lincoln R. Collins

                                            Nancy F. Brunetti*
                                              Nancy F. Brunetti

                                     *By: /s/ Kathleen A. Chapman
                                              Kathleen A. Chapman

     *Pursuant to Powers of Attorney  filed with Initial Registration Statement No. 333-25733
